AUGUST 31, 1998 ANNUAL REPORT


                                                 CREDIT| ASSET
BEA                                  A member of SUISSE| MANAGEMENT



INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

U.S. CORE EQUITY FUND

GLOBAL TELECOMMUNICATIONS FUND

SELECT ECONOMIC VALUE EQUITY FUND

LONG-SHORT MARKET NEUTRAL FUND

U.S. CORE FIXED INCOME FUND

STRATEGIC GLOBAL FIXED INCOME FUND

HIGH YIELD FUND

MUNICIPAL BOND FUND

                          BEA International Equity Fund
                           Portfolio Managers' Letter


                                                              September 24, 1998
Dear Shareholders:

We are writing to report on the results of the BEA International Equity Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund's Institutional Class was $22.70, compared to an NAV of $22.22 on August 31, 1997. As a result, the Institutional Class's total return (assuming reinvestment of dividends and distributions) was up 16.74%. By comparison, the MSCI EAFE Index (the "Index") was only up by 0.13% during the same period.

The NAV of the Fund's Advisor Class was $22.56, compared to an NAV of $22.17 on August 31, 1997. As a result, the Advisor Class's total return (assuming reinvestment of dividends and distributions) increased by 16.33%. By comparison, the Index rose by 0.13% during the same period.

Three factors contributed most positively to the Fund's strong outperformance during the year. The first, by far, was our strategy in Europe, notably stock selection and, to a lesser extent, regional and country allocation. Stock selection was most successful in France, the U.K., Italy, the Netherlands and Germany. Top-performing European stocks in the Fund included Cap Gemini S.A. and Danone in France; Vodafone Group plc and Compass Group plc in the U.K.; and Credito Italiano in Italy.

Our decision to overweight Europe as a region versus the Index also added value, as European markets have been among the world's strongest for some time now. Country overweights in France and Italy magnified the effectiveness of our stock selection in those markets.

The second factor driving outperformance was our significant underweighting of Japan, which we have maintained since late 1996. As the Japanese economy remains mired in recession and political gridlock, this approach continues to benefit the Fund's return.

The final main contributor to outperformance was our near-total absence from Asian markets, whether developed or emerging. This worked to greatest effect in Hong Kong and Malaysia. We expect to remain minimally exposed to or out of Asia well into 1999, as there is little indication that the region's severe economic woes may have run their course.

As other developments occur in the international equity markets or at BEA, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA International Equities Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Steven D. Bleiberg, Managing Director
Susan Boland, Senior Vice President
Emily Alejos, Vice President
Robert Hrabchak, Vice President

                          BEA International Equity Fund
                     Portfolio Managers' Letter (Concluded)

Comparison of Change in Value of $10,000 Investment in the BEA International Equity Institutional Class and the MSCI EAFE Index from Inception 10/1/92 and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                       BEA INTERNATIONAL
                      EQUITY INSTITUTIONAL                        MSCI
                             CLASS                             EAFE INDEX
                      --------------------                     ----------
 10/1/92                     10,000                              10,000
11/30/92                      9,685                               9,571
 2/28/93                      9,906                               9,918
 5/31/93                     11,218                              12,062
 8/31/93                     12,159                              12,962
11/30/93                     12,120                              11,928
 2/28/94                     13,783                              13,841
 5/31/94                     12,999                              13,735
 8/31/94                     13,891                              14,405
11/30/94                     13,080                              13,732
 2/28/95                     11,435                              13,258
 5/31/95                     12,500                              14,451
 8/31/95                     12,773                              14,517
11/30/95                     12,387                              14,815
 2/29/96                     13,352                              15,539
 5/31/96                     13,901                              16,041
 8/31/96                     13,498                              15,706
11/30/96                     14,166                              16,606
 2/28/97                     14,614                              16,090
 5/31/97                     15,361                              17,303
 8/31/97                     15,650                              17,179
11/30/97                     16,087                              16,588
 2/28/98                     18,109                              18,633
 5/31/98                     20,072                              19,278
 8/31/98                     18,270                              17,201

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                              One Year       16.74%
                              Three Years    13.07%
                              Five Years      8.71%
                              From Inception 11.41%
                         ------------------------------




Comparison of Change in Value of $10,000 Investment in the BEA International Equity Advisor Class and the MSCI EAFE Index from Inception 11/1/96 and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                       BEA INTERNATIONAL
                      EQUITY ADVISOR                              MSCI
                             CLASS                             EAFE INDEX
                      --------------------                     ----------
 11/1/96                    10,000                               10,000
11/30/96                    10,398                               10,369
 2/28/97                    10,716                               10,046
 5/31/97                    11,254                               10,803
 8/31/97                    11,461                               10,726
11/30/97                    11,776                               10,357
 2/28/98                    13,243                               11,634
 5/31/98                    14,656                               12,037
 8/31/98                    13,333                               10,740

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                              One Year       16.33%
                              From Inception 16.73%
                         ------------------------------

Note: Past performance is not predictive of future performance.

                          BEA International Equity Fund
                              of The RBB Fund, Inc.
                             Schedule of Investments
                                 August 31, 1998



                                                     Number
                                                   of Shares           Value
                                                   ----------      -------------


COMMON STOCKS,
WARRANTS AND RIGHTS -- 91.3%
Argentina -- 0.3%
   Sodigas del Sur S.A. ..................            403,923      $    745,416
   Sodigas Pampeana S.A. .................            558,962           844,809
                                                                   ------------
                                                                      1,590,225
                                                                   ------------
Denmark -- 1.3%
   Tele Danmark A/S Cl. B ................             83,110         8,810,042
                                                                   ------------
Finland -- 2.0%
   Nokia Oyj Cl. A .......................            174,177        12,430,087
                                                                   ------------
France -- 16.3%
   Accor# ................................             20,161         4,646,241
   Alcatel Alsthom S.A.# .................             93,724        15,144,910
   AXA S.A.# .............................            116,140        13,362,978
   Banque Nationale de Paris .............             91,665         6,056,714
   Bouygues ..............................             31,990         6,116,531
   Cap Gemini S.A.# ......................             72,792        11,454,579
   Etablissements Economiques
     du Casino Guichard-
     Perrachon S.A.# .....................             96,400         9,134,349
   Groupe Danone .........................             34,780         9,204,047
   LaGardere Groupe ......................            182,932         6,871,557
   Rhone Poulenc Ltd., Cl. A .............             93,504         4,494,837
   Suez Lyonnaise des Eaux ...............             64,840        10,664,041
   Total S.A. Cl. B# .....................             46,000         4,467,682
                                                                   ------------
                                                                    101,618,466
                                                                   ------------
Germany -- 13.6%
   Allianz AG Holding
     Registered Shares ...................             19,698         5,785,941
   BMW# ..................................             10,061         7,587,782
   BMW New# ..............................              2,077         1,531,094
   Deutsche Lufthansa AG# ................            280,350         6,978,903
   Henkel KGaA ...........................            122,802         9,818,533
   Mannesmann AG .........................            170,642        15,820,702
   Porsche AG Pfd. .......................              1,846         4,051,023
   RWE AG# ...............................            126,662         6,198,394
   Siemens AG ............................            187,590        12,392,464
   Systeme, Anwendungen,
     Produkte in der
     Datenverarbeitung AG Pfd.# ..........             14,263         8,395,186
   Tarkett Sommer AG .....................              9,893           221,588
   Volkswagen AG .........................             91,036         6,710,866
                                                                   ------------
                                                                     85,492,476
                                                                   ------------
Ireland -- 1.7%
   Allied Irish Banks plc ................            452,000         6,176,129
   Bank of Ireland .......................            297,174         4,692,576
                                                                   ------------
                                                                     10,868,705
                                                                   ------------

Italy -- 8.4%
   Banca di Roma S.p.A ...................          3,117,968       $ 6,020,003
   Credito Italiano ......................          1,915,368         9,204,009
   Olivetti S.p.A ........................          1,472,200         3,294,363
   Seat S.p.A ............................         18,428,538        11,747,486
   Telecom Italia Mobile S.p.A ...........          1,196,206         7,851,850
   Telecom Italia S.p.A ..................          1,349,736        10,423,987
   Telecom Italia Savings
     Shares S.p.A ........................            787,600         3,920,263
                                                                   ------------
                                                                     52,461,961
                                                                   ------------
Japan -- 15.1%
   Acom Company, Ltd. ....................             59,600         2,954,883
   Bridgestone Corp. .....................            117,000         2,577,165
   Canon, Inc. ...........................             88,000         1,785,678
   Casio Computer Company,
     Ltd.# ...............................            404,000         2,832,778
   Citizen Watch Co. .....................            447,000         3,181,776
   Dai Nippon Printing Company,
     Ltd .................................              3,000            41,880
   Daiichi Pharmaceutical Co.,
     Ltd .................................            252,000         3,123,450
   FamilyMart Co., Ltd.# .................            112,600         4,067,284
   Fuji Photo Film Co. ...................             98,000         3,158,155
   Ito-Yokado Co., Ltd. ..................             83,000         3,862,242
   Merrill Lynch "Honda Motor
     Corp." - (CPS) ......................              3,200         3,536,640
   Minebea Company# ......................            203,000         2,058,899
   Mitsubishi Corp. ......................            591,000         3,193,802
   Mitsubishi Heavy Industries,
     Ltd .................................          1,000,000         3,640,484
   Mitsubishi Steel Manufacturing
     Co., Ltd. ...........................                500               372
   Mitsui & Co., Ltd. ....................            398,000         2,139,542
   Mitsui Chemicals Industries# ..........            754,700         1,790,668
   Morgan Stanley "Cannon
     Corp." - (CPS) ......................              1,860         1,852,107
   Morgan Stanley "Sony Corp." -
     (CPS) ...............................              1,750         2,695,627
   Nintendo Co., Ltd. ....................             34,900         3,235,646
   Nippon Express Co., Ltd. ..............            571,000         2,612,550
   Nippon Paper Industries
     Company# ............................            514,000         1,667,341
   Nippon Telegraph &
     Telephone ...........................                304         2,303,845
   Promise Co., Ltd. .....................             67,100         2,803,952
   Rohm Co., Ltd. ........................             50,300         5,130,107
   Sankyo Co., Ltd. ......................            150,000         3,261,562
   Sekisui House, Ltd. ...................            523,000         3,959,819
   Sony Corp. ............................             24,200         1,767,136
   Sumitomo Corp. ........................            798,000         3,283,787
   Sumitomo Metal Mining Co. .............            520,000         1,642,609


                See Accompanying Notes to Financial Statements.

                   BEA International Equity Fund (Concluded)

                                                     Number
                                                   of Shares           Value
                                                   ----------      -------------
   Japan -- (continued)
   TDK Corp. .............................             77,100      $  5,346,050
   Terumo Corp.# .........................            112,000         2,114,030
   Toppan Printing Company,
     Ltd .................................            373,000         3,698,561
   Toyota Motor Corp. ....................            142,000         3,027,268
                                                                  -------------
                                                                     94,347,695
                                                                  -------------
Mexico -- 0.0%
   Telefonos de Mexico S.A.
     Unsponsored ADR .....................              4,400             7,700
                                                                  -------------
Netherlands -- 5.6%
   Heineken N.V ..........................            101,721         4,467,343
   Internationale Nederlanden
     Groep# ..............................            125,186         7,372,430
   Koninklijke KPN BT N.V. ...............            187,912         8,488,706
   Nutreco Holding N.V. ..................            172,908         6,168,800
   VNU Verenigd Bezit ....................            198,490         8,358,146
                                                                  -------------
                                                                     34,855,425
                                                                  -------------
South Africa -- 0.0%
   South African Breweries
     Limited .............................                311             4,380
                                                                  -------------
Spain -- 2.2%
   Corp. Bancaria de Espana# .............            194,400         3,725,355
   Banco Central
     Hispanoamericano S.A.# ..............            538,579         5,052,604
   Telefonica S.A. .......................            134,863         5,159,848
                                                                  -------------
                                                                     13,937,807
                                                                  -------------
Sweden -- 0.7%
   Foreningsbanken AB ....................             14,878           336,618
   Skandia Forsakrings AB ................            266,130         3,734,491
                                                                  -------------
                                                                      4,071,109
                                                                  -------------
Switzerland -- 7.5%
   Nestle S.A. ...........................              4,866         9,023,198
   Novartis AG Registered
     Shares ..............................              7,310        11,366,753
   Roche Holding AG ......................                896         9,270,739
   Swiss Reinsurance Group
     Registered Shares ...................              2,169         4,800,371
   UBS AG ................................             20,778         6,708,883
   Zurich Allied AG ......................              9,208         5,513,315
                                                                  -------------
                                                                     46,683,259
                                                                  -------------
United Kingdom -- 16.6%
   Avis Europe plc .......................          1,802,230         7,303,202
   BG plc ................................          1,284,015         7,955,355
   Boots Company plc .....................            192,903         3,207,569
   British Petroleum plc .................            210,550         2,656,600
   Cable & Wireless
     Communications plc ..................          1,153,662        10,142,047
   CGU plc ...............................            326,299         4,764,529





   United Kingdom -- (continued)
   Compass Group plc .....................          1,093,800     $   9,908,843
   Glaxo Wellcome ........................            238,708         7,194,941
   Lloyds TSB Holdings Group plc .........            360,608         4,305,391
   National Grid Group plc ...............            800,511         5,763,994
   Orange plc ............................            352,536         4,191,308
   SmithKline Beecham plc ................            823,664         9,723,596
   Unilever plc ..........................            377,132         3,517,518
   Vodafone Group plc ....................          1,120,682        15,632,019
   WPP Group plc .........................          1,123,213         6,150,319
   Zeneca Group plc ......................             29,342         1,147,267
                                                                  -------------
                                                                    103,564,498
                                                                  -------------

   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $493,672,542) .................                          570,743,835
                                                                  -------------
PREFERRED STOCK -- 0.0%
Israel -- 0%
   Geotek Communications, Inc. ...........                600                --
                                                                  -------------
                                                        Par
                                                       (000)
                                                       -----
SHORT-TERM INVESTMENTS -- 6.9%
   BBH Grand Cayman U.S
     Dollar Time Deposit
     4.938% 09/01/98 .....................            $43,178        43,178,000
                                                                  -------------
   TOTAL SHORT-TERM
     INVESTMENTS
     (Cost $43,178,000) ..................                           43,178,000
                                                                  -------------
   TOTAL INVESTMENTS -- 98.2%
     (Cost $542,850,542*) ................                          613,921,835
                                                                  -------------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 1.8% ..............                           11,180,630
                                                                  -------------
   TOTAL NET ASSETS -- 100% ................                      $ 625,102,465
                                                                  =============

     *Cost for Federal income tax purposes at August 31, 1998 is $549,191,720. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ...............                         $ 97,794,595
        Gross Depreciation ...............                          (33,064,480)
                                                                   ------------
        Net Appreciation .................                         $ 64,730,115
                                                                   ============
    #Security or a portion thereof is out on loan.


                            INVESTMENT ABBREVIATIONS
ADR ......................................    American Depository Receipts
CPS ......................................    Currency Protected Shares


                 See Accompanying Notes to Financial Statements.

                          BEA International Equity Fund
                               of The RBB Fund, Inc.
                       Statement of Assets and Liabilities
                                 August 31, 1998

ASSETS
   Investments at value (Cost $542,850,542) .....................      $ 613,921,835
   Collateral received for securities loaned ....................         88,971,334
   Investments sold receivable ..................................         12,189,860
   Tax Reclaim receivable .......................................            712,439
   Dividend receivable ..........................................            600,164
   Interest receivable ..........................................             54,807
   Prepaid expenses .............................................             51,417
                                                                       -------------
     Total Assets ...............................................        716,501,856

LIABILITIES
   Payable upon return of securities loaned .....................         88,971,334
   Accrued expenses payable .....................................          1,425,889
   Investments purchased payable ................................            982,591
   Other liabilities ............................................             19,577
                                                                       -------------
     Total Liabilities ..........................................         91,399,391

NET ASSETS (Applicable to 27,471,070 BEA Institutional Shares and
   71,823 BEA Advisor Shares) ...................................      $ 625,102,465
                                                                       =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA INSTITUTIONAL SHARE ($623,482,335 divided
   by 27,471,070) ...............................................      $       22.70
                                                                       =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA ADVISOR SHARE ($1,620,130 divided by 71,823) .........      $       22.56
                                                                       =============
NET ASSETS CONSISTED OF:
   Capital Paid-In ..............................................      $ 499,946,470
   Accumulated Net Investment Loss ..............................         (3,213,146)
   Accumulated Net Realized Gain on
     Security and Foreign Exchange Transactions .................         57,163,781
   Net Unrealized Appreciation on
     Investments and Other ......................................         71,205,360
                                                                       -------------
NET ASSETS ......................................................      $ 625,102,465
                                                                       =============


                 See Accompanying Notes to Financial Statements.

                        BEA Emerging Markets Equity Fund
                           Portfolio Managers' Letter


                                                              September 24, 1998
Dear Shareholders:

We are writing to report on the results of the BEA Emerging Markets Equity Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund's Institutional Class was $10.44, compared to an NAV of $19.64 on August 31, 1997. As a result, the Institutional Class's total return (assuming reinvestment of dividends and distributions) was down 42.96%. By comparison, the MSCI Emerging Markets Free Index (the "Index") fell by 49.56% during the same period.

The NAV of the Fund's Advisor Class was $10.48, compared to an NAV of $19.60 on August 31, 1997. As a result, the Advisor Class's total return (assuming reinvestment of dividends and distributions) was down 42.86%. By comparison, the Index fell by 49.56% during the same period.

Given the high level of volatility in emerging equity markets due to the "contagion" effect of Asian currency devaluations that began in the summer of 1997, most equity funds that focus on emerging markets have experienced large declines. While the fact that this is true of the Fund is a matter of concern, we note that the Fund has fared better than its Index and many of its contemporaries as well.

Three factors contributed to the Fund declining less than the Index:

o We raised a substantial level of cash toward the end of the fiscal year. This helped us to avoid some of the turbulence in Latin American and EMEA (i.e., Europe, Middle East and Africa) markets, which is still going on as we write.

o We maintained a very underweighted exposure to Asia relative to the Index. Our analysis continues to suggest that Asian fundamentals are deteriorating rather than improving. There is also a serious decline in social conditions that, in turn, has raised existing political tensions.

o We overweighted EMEA markets that we felt were reasonably well-insulated from global contagion. This group included Portugal, Greece, Israel and Egypt. Each does little business with Asia or Russia, and their stock markets have enjoyed the benefits of strong domestic liquidity trends for some time now.

Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

BEA Emerging Markets Equities Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Steven D. Bleiberg, Managing Director
Susan Boland, Senior Vice President
Emily Alejos, Vice President
Robert Hrabchak, Vice President

                        BEA Emerging Markets Equity Fund
                     Portfolio Managers' Letter (Concluded)

Comparison of Change in Value of $10,000 Investment in the BEA Emerging Markets Equity Institutional Class and the MSCI Emerging Markets Free Index from Inception 2/1/93 and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                       BEA EMERGING                           MSCI EMERGING
                      MARKETS EQUITY                         MARKETS EQUITY
                          INDEX                            INSTITUTIONAL CLASS
                      --------------                       -------------------
  2/1/93                  10,000                                 10,000
 2/28/93                  10,027                                 10,159
 5/31/93                  10,815                                 10,923
 8/31/93                  12,377                                 12,443
11/30/93                  14,653                                 14,648
 2/28/94                  17,078                                 17,058
 5/31/94                  14,839                                 15,724
 8/31/94                  16,832                                 18,257
11/30/94                  15,879                                 17,189
 2/28/95                  11,460                                 13,765
 5/31/95                  12,677                                 15,243
 8/31/95                  12,720                                 15,263
11/30/95                  11,835                                 14,349
 2/29/96                  12,992                                 15,795
 5/31/96                  13,881                                 16,481
 8/31/96                  13,144                                 15,846
11/30/96                  13,295                                 15,817
 2/28/97                  14,938                                 17,699
 5/31/97                  14,605                                 17,759
 8/31/97                  14,235                                 16,573
11/30/97                  12,683                                 13,717
 2/28/98                  12,894                                 14,298
 5/31/98                  11,634                                 12,734
 8/31/98                   8,120                                  8,360

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                             One Year       (42.96)%
                             Three Years    (13.90)%
                             Five Years      (8.08)%
                             From Inception  (3.83)%
                         ------------------------------


Comparison of Change in Value of $10,000 Investment in the BEA Emerging Markets Equity Advisor Class and the MSCI Emerging Markets Free Index from Inception 11/1/96 and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                       BEA EMERGING                           MSCI EMERGING
                      MARKETS EQUITY                          MARKETS FREE
                      ADVISOR CLASS                              INDEX
                      --------------                          -------------


 11/1/96                  10,000                                 10,000
11/30/96                  10,200                                 10,106
 2/28/97                  11,451                                 11,309
 5/31/97                  11,190                                 11,347
 8/31/97                  10,896                                 10,589
11/30/97                   9,701                                  8,765
 2/28/98                   9,869                                  9,135
 5/31/98                   8,913                                  8,136
 8/31/98                   6,227                                  5,341

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                             One Year       (42.86)%
                             From Inception (22.85)%
                         ------------------------------

Note: Past performance is not predictive of future performance.

                        BEA Emerging Markets Equity Fund
                              of The RBB Fund, Inc.
                            Schedule of Investments
                                August 31, 1998



                                                     Number
                                                   of Shares           Value
                                                   ----------      -------------

COMMON STOCKS,
WARRANTS AND RIGHTS -- 75.8%
Argentina -- 2.5%
   Banco de Galicia y Buenos Aires
     S.A. de C.V. ADR# ...................              8,300        $   95,450
   Perez Companc S.A. ....................             67,500           267,343
   Telefonica de Argentina S.A. ..........
     ADR# ................................             11,900           266,262
                                                                     ----------
                                                                        629,055
                                                                     ----------
Brazil -- 13.7%
   Banco Bradesco S.A. PN ................         31,182,222           175,039
   Banco Bradesco S.A. Rights ............             67,339                 7
   Banco Itau S.A. PN ....................            722,224           307,133
   Ceval Alimentos S.A. ..................         47,548,688           112,426
   Companhia Energetica de Minas
     Gerais PN ...........................          6,943,013           129,914
   Companhia Paranaense de
     Energia ADR .........................             25,400           139,700
   Companhia Paranaense de
     Energia PN Cl. B ....................         15,429,900            91,864
   Companhia Saneamento ..................          2,307,489           194,294
   Companhia Vale do Rio Doce
     PN ..................................             26,398           350,252
   Encorpar PN ...........................          1,055,582             1,742
   Companhia Brasileira de
     Distribuicao Grupo Pao
     de Acucar ...........................             15,000           202,500
   Santista Alimentos S.A. ...............            223,907           114,263
   Telecomunicacoes Brasileiras
     S.A. ADR# ...........................             10,208           721,578
   Telecomunicacoes do Rio de
     Janeiro S.A. PN .....................              8,733               316
   Telecomunicacoes do Sao Paulo,
     S.A. ON .............................          2,079,900           229,970
   Telecomunicacoes de Sao Paulo,
     S.A. PN .............................          1,493,285           212,102
   Uniao de Bancos Brasileriros
     S.A. GDR ............................              9,400           141,000
   Usinas Siderurgica de Minas
     Gerais S.A. PN ......................             65,028           271,008
                                                                     ----------
                                                                      3,395,108
                                                                     ----------
Chile -- 2.7%
   Chilectra S.A. ADR ....................              7,617           122,478
   Compania de Telecomunicaciones
     de Chile S.A. ADR ...................             11,210           171,653
   Distribucion Y Servicio D & S
     S.A. ADR ............................             11,145           101,698
   Empresa Nacional de Electricidad
     S.A. ADR ............................             12,158           110,182
   Enersis S.A. ADR ......................              9,552           173,130
                                                                     ----------
                                                                        679,141
                                                                     ----------


Colombia -- 0.0%
   Cementos Paz del Rio ADR ..............                118        $    1,104
                                                                     ----------
Croatia -- 1.1%
   Pliva D.D. GDR 144A ...................             32,200           277,619
                                                                     ----------
Czech Republic -- 0.8%
   SPT Telecom A.S .......................             18,045           199,729
                                                                     ----------
Egypt -- 4.4%
   Al-Ahram Beverages Co.,
     S.A.E. 144A GDR .....................             29,450           941,072
   Suez Cement Company
     144A GDR ............................             10,800           158,784
                                                                     ----------
                                                                      1,099,856
                                                                     ----------
Greece -- 6.5%
   Alpha Credit Bank .....................              6,811           502,442
   Ergo Bank S.A .........................              4,230           337,759
   Hellenic Bottling Co. S.A. ............              4,610           101,689
   Hellenic Telecommunications
     Organization S.A. ...................             22,856           264,199
   STET Hellas Telecommunications
     S.A. ADR ............................              5,000           146,250
   Titan Cement Company S.A. .............              4,248           262,309
                                                                     ----------
                                                                      1,614,648
                                                                     ----------
Hungary -- 3.7%
   Matav RT ADR# .........................             20,061           406,235
   MOL Magyar Olaj - es Gazipari
     Rt. GDR 144A ........................             20,000           391,920
   Richter ...............................              3,800           128,683
                                                                     ----------
                                                                        926,838
                                                                     ----------
India -- 7.0%
   Bharat Heavy Electricals Ltd.
     Participation Notes .................             32,135           172,843
   Hindustan Petroleum Corporation
     Ltd. Participation Notes ............             51,900           341,646
   ITC Agro-Tech, Ltd. GDR ...............             10,700           158,663
   Larsen & Toubro Ltd.
     Participation Notes .................              2,093             8,535
   Mahanagar Telephone Nigam
     Ltd. 144A GDR# ......................             17,400           164,341
   Mahindra and Mahindra Ltd.
     Participation Notes .................              7,750            28,853
   Mahindra and Mahindra Ltd.
     144A GDR ............................             27,158           101,109
   Morgan Stanley India
     Investment Fund, Inc. ...............             86,756           504,269
   Ranbaxy Laboratories, Ltd.
     144A GDR ............................              8,100            96,820
   Ranbaxy Laboratories, Ltd.
     GDR .................................              1,600            20,640
   State Bank of India, Ltd. GDR .........             15,605           130,614
                                                                     ----------
                                                                      1,728,333
                                                                     ----------

                See Accompanying Notes to Financial Statements.

                                                     Number
                                                   of Shares           Value
                                                   ----------      -------------

Israel -- 4.4%
   Bank Leumi of Israel Ltd. .............            115,730        $  185,090
   Blue Square Chain Stores
     Properties & Investment
     ADR .................................             17,700           245,587
   ECI Telecommunications Ltd. ...........             13,500           371,250
   First International Bank of
     Israel Ltd. .........................             70,104            81,273
   Koor Industries Ltd., ADR .............             11,200           200,200
                                                                     ----------
                                                                      1,083,400
                                                                     ----------
Lebanon -- 0.8%
   Solidere 144A GDR .....................             18,920           198,660
                                                                     ----------
Mexico -- 9.8%
   Cementos Mexicanos S.A. de
     C.V. ................................              5,725            11,678
   Cementos Mexicanos S.A. de
     C.V. Cl. B ..........................             77,849           189,781
   Cifra S.A. de CV Class V
     ADR# ................................             20,689           224,958
   Coca-Cola Femsa S.A. ADR# .............             20,100           218,587
   Corparacion GEO S.A. de
     C.V. Cl. B ..........................             32,802            83,229
   Corporacion Industrial San Luis
     S.A. de C.V. CPO ....................             53,174            71,957
   Fomento Economico Mexicano,
     S.A. de C.V. ADR# ...................             13,639           233,561
   Grupo Modelo S.A. de C.V. .............
     Cl. C ...............................             37,735           267,337
   Grupo Televisa S.A. de C.V. ...........
     GDS .................................             10,871           187,525
   Kimberly-Clark de Mexico S.A. .........
     de C.V. Cl. A .......................             78,310           170,646
   Telefonos de Mexico S.A. ..............
     ADR# ................................             22,005           785,303
                                                                     ----------
                                                                      2,444,562
                                                                     ----------
Peru -- 0.5%
   Credicorp Limited ADR .................             11,800           112,838
                                                                     ----------
Poland -- 1.9%
   Elektrim Spolka Akcyjna S.A ...........             57,220           476,187
                                                                     ----------


Portugal -- 1.2%
   Electricidade de Portugal S.A. ........             13,148        $  306,444
                                                                     ----------
Russia -- 1.9%
   Global TeleSystem Group, Inc.# ........              6,500           208,000
   Lukoil Holding ADR Pfd. ...............              4,100            15,674
   Mosenergo ADR 144A ....................              8,429            10,080
   PLD Telekom, Inc. .....................             27,600            65,550
   Surgutneftegaz ADR# ...................             39,130           112,080
   Unified Energy Systems ................             21,158            58,904
                                                                     ----------
                                                                        470,288
                                                                     ----------
Singapore -- 0.8%
   Singapore Airlines Ltd. *** ...........             14,062            60,174
   Singapore Press Holdings Ltd. .........              9,710            68,340
   Singapore Telecommunications
     Ltd. ................................             47,713            69,579
                                                                     ----------
                                                                        198,093
                                                                     ----------
South Africa -- 2.0%
   Anglo American Corporation of
     South Africa Ltd. ...................              8,380           211,285
   Liberty Life Association of
     Africa Limited ......................              9,989           116,598
   South African Breweries
     Limited .............................             12,407           174,753
                                                                     ----------
                                                                        502,636
                                                                     ----------
Taiwan -- 5.6%
   Morgan Stanley Taiwan Opals ...........             16,400         1,377,600
                                                                     ----------
Turkey -- 4.5%
   Akbank T.A.S. .........................         11,849,958           217,712
   Eregli Demir Ve Celik
     Fabrikalari T.A.S. ..................          2,880,200           246,424
   Haci Omer Sabanci Holdings
     144A ................................             28,614           373,665
   Yapi Ve Kredi Bankasi A.S. ............         14,830,849           277,821
                                                                     ----------
                                                                      1,115,622
                                                                     ----------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $29,253,491) ..................                           18,837,761
                                                                     ----------

                See Accompanying Notes to Financial Statements.

                                                      Par
                                                     (000)             Value
                                                   ----------       -----------


SHORT-TERM INVESTMENTS -- 14.3%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     4.938% 09/01/98 .................            $     3,553       $ 3,553,000
                                                                    -----------
   TOTAL SHORT-TERM
     INVESTMENTS
     (Cost $3,553,000) ...............                                3,553,000
                                                                    -----------

BONDS -- 8.4%
   Banco Nacional de Desenvolvimento
     Economico 144A Bonds
     (B1, BB-)
     10.300% 12/16/98 ................                  1,106           876,505
   Government of Bulgaria Discount
     FRN, Series A (B2, NR)
     6.688% 07/28/24 .................BGL                 500           284,063
   Cia. Petroleos Mexicanos
     Guarantee Notes (Ba2, BB)
     8.656% 07/15/05 .................                    300           261,000
   Republic of Poland Discount
     Bond (Baa3, BBB-)
     6.688% 10/27/24 .................PLZ                 600           570,000
   United Mexican States Certificado
     de Tesoreria (NR, NR)
     0.000% 12/17/98 .................                  1,115           104,466
                                                                    -----------
   TOTAL BONDS
     (Cost $2,438,228) ...............                                2,096,034
                                                                    -----------
   TOTAL INVESTMENTS -- 98.5%
     (Cost $35,244,719*) .............                               24,486,795
                                                                    -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 1.5% ..........                                  367,270
                                                                    -----------
   TOTAL NET ASSETS -- 100% ............                            $24,854,065
                                                                    ===========

     *Cost for Federal income tax purposes at August 31, 1998 is $35,943,070. The gross appreciation (depreciation) on a tax basis is as follows:


           Gross Appreciation ............          $    228,583
           Gross Depreciation ............           (11,684,858)
                                                    ------------
           Net Appreciation ..............          $(11,456,275)
                                                    ============

     #Security or a portion thereof is out on loan.

                   CURRENCY ABBREVIATIONS
BGL ..................................    Bulgarian Lev
PLZ ..................................    Polish Zloty

                   INVESTMENT ABBREVIATIONS
ADR ..................................    American Depository Receipts
ADS ..................................    American Depository Shares
GDR ..................................    Global Depository Receipts


                 See Accompanying Notes to Financial Statements.

                        BEA Emerging Markets Equity Fund
                               of The RBB Fund, Inc.
                       Statement of Assets and Liabilities
                                 August 31, 1998

ASSETS
   Investments at value (Cost $35,244,719) .....................      $ 24,486,795
   Collateral received for securities loaned ...................         3,331,400
   Dividend receivable .........................................           121,310
   Interest receivable .........................................            85,866
   Investments sold receivable .................................            10,501
   Prepaid expenses ............................................             5,819
   Other assets ................................................           332,016
                                                                      ------------
     Total Assets ..............................................        28,373,707

LIABILITIES
   Payable upon return of securities loaned ....................         3,331,400
   Accrued expenses payable ....................................           165,399
   Other liabilities ...........................................            22,843
                                                                      ------------
     Total Liabilities .........................................         3,519,642

NET ASSETS (Applicable to 2,319,065 BEA Institutional Shares and
   60,696 BEA Advisor Shares) ..................................      $ 24,854,065
                                                                      ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA INSTITUTIONAL SHARE ($24,217,996 divided
   by 2,319,065) ...............................................      $      10.44
                                                                      ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA ADVISOR SHARE ($636,069 divided by 60,696) ..........      $      10.48
                                                                      ============
NET ASSETS CONSISTED OF:
   Capital Stock (Par .001 per share) ..........................      $      2,380
   Paid-In Capital .............................................        59,766,486
   Accumulated Net Investment Loss .............................          (281,648)
   Accumulated Net Realized Loss on
     Security and Foreign Exchange Transactions ................       (23,872,754)
   Net Unrealized Depreciation on
     Investments and Other .....................................       (10,760,399)
                                                                      ------------
NET ASSETS .....................................................      $ 24,854,065
                                                                      ============


                 See Accompanying Notes to Financial Statements.

                            BEA U.S. Core Equity Fund
                           Portfolio Managers' Letter

                                                              September 24, 1998
Dear Shareholders:

We are writing to report on the results of the BEA U.S. Core Equity Fund (the "Fund") for the fiscal year ended August 31, 1998.

Performance Review At August 31, 1998, the net asset value ("NAV") of the Fund was $21.73, compared to an NAV of $24.40 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 3.18%. By comparison, the S&P 500 Index (the "Index") gained 8.11% during the same period.

The Fund underperformed the Index primarily due to unfavorable selection of industry sectors and the stocks within them. This was most notable in commodity-oriented areas like basic materials and energy, in which we emphasized metals, paper, and explorers, producers and distributors of oil and natural gas.

We shifted to an overweight position in these sectors relative to the Index in early 1998 as a result of our belief that their valuations were irrationally low and were already discounting a significant amount of bad news. Our overweights performed well during the year's first quarter, but experienced heavy selling pressure toward mid-year as investors returned their buying focus to the small group of big-name "mega-cap" stocks that have powered the bull market for several years now.

Returns were most positive among consumer and health care stocks. Our top-performing consumer names included stable earners such as Clorox Company, Hershey Foods and Newell Co., as well as major retailers like Home Depot, Inc. and Wal-Mart Stores. In health care, selection was most successful in pharmaceutical companies, particularly Smithkline Beecham, Johnson & Johnson and Pharmacia & Upjohn.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

BEA Domestic Equities Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director John B. Hurford, Executive Director
Eric N. Remole, Managing Director
James A. Abate, Senior Vice President
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

                            BEA U.S. Core Equity Fund
                     Portfolio Managers' Letter (Concluded)

Comparison of Change in Value of $10,000 Investment in the BEA U.S. Core Equity Fund and the S&P 500 Index from Inception 9/1/94 and at each Quarter End. (Unaudited)


                                    [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                              BEA
                            U.S. CORE                            S&P 500
                           EQUITY FUND                            INDEX
                           -----------                           -------
09/01/94                     10,000                               10,000
11/30/94                      9,553                                9,615
02/28/95                     10,251                               10,398
05/31/95                     11,103                               11,455
08/31/95                     11,975                               12,149
11/30/95                     12,746                               13,168
02/29/96                     13,940                               14,007
05/31/96                     14,383                               14,720
08/31/96                     14,080                               14,421
11/30/96                     16,150                               16,837
02/28/97                     16,786                               17,672
05/31/97                     17,943                               19,049
08/31/97                     19,475                               20,275
11/30/97                     22,338                               21,625
02/28/98                     24,994                               23,838
05/31/98                     25,226                               24,880
08/31/98                     21,934                               21,917

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                            One Year           3.18%
                            Three Years       18.84%
                            From Inception    19.05%
                         ------------------------------

Note: Past performance is not predictive of future performance.

                            BEA U.S. Core Equity Fund
                              of The RBB Fund, Inc.
                             Schedule of Investments
                                 August 31, 1998

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----

COMMON STOCKS -- 83.9%
Advertising -- 1.1%
   Interpublic Group of Companies ................         12,170     $  693,690
                                                                       ---------
Aerospace -- 0.7%
   Textron, Inc. .................................          2,700        169,425
   United Technologies ...........................          3,600        261,225
                                                                       ---------
                                                                         430,650
                                                                       ---------
Agriculture -- 0.6%
   Archer-Daniels-Midland ........................         24,565        368,471
                                                                       ---------
Airlines -- 0.1%
   Delta Air Lines ...............................            400         40,800
                                                                       ---------
Automotive-- 1.0%
   Ford Motor ....................................         10,400        457,600
   General Motors ................................          1,900        109,725
   Johnson Controls, Inc. ........................          2,300         98,469
                                                                       ---------
                                                                         665,794
                                                                       ---------
Chemicals -- 0.3%
   Lyondell Petrochemical ........................          8,000        172,500
                                                                       ---------
Computers, Software & Servicing-- 8.2%
   Autodesk, Inc. ................................          1,900         44,412
   Ceridian Corp. ................................          7,600        368,600
   Cisco Systems .................................          2,100        171,937
   Compaq Computer Corporation ...................          1,900         53,081
   Dell Computer Corp. ...........................          3,000        300,000
   EMC Corp. .....................................          3,200        144,600
   Gateway 2000 ..................................          8,300        392,694
   I2 Technologies ...............................         22,315        315,199
   International Business Machines ...............          3,500        394,187
   Metacreations Corp. ...........................         18,255         58,188
   Microsoft Corporation .........................         30,900      2,964,469
                                                                       ---------
                                                                       5,207,367
                                                                       ---------
Conglomerates -- 1.0%
   General Electric Co. ..........................          7,600        608,000
                                                                       ---------
Construction & Building Materials -- 4.2%
   Fluor Corp.# ..................................         29,160      1,153,642
   Sherwin Williams Co. ..........................         63,905      1,525,732
                                                                       ---------
                                                                       2,679,374
                                                                       ---------
Consumer Products & Services -- 4.6%
   Clorox Company ................................         10,290        992,342
   Newell Co. ....................................         28,860      1,378,065
   Procter & Gamble ..............................          7,600        581,400
                                                                       ---------
                                                                       2,951,807
                                                                       ---------

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----

Electronics -- 8.5%
   Altera Corp. ................................          21,125      $  615,266
   Intel Corp. .................................          25,780       1,835,214
   Micron Technology# ..........................          69,420       1,579,305
   Motorola, Inc. ..............................          26,365       1,135,343
   Texas Instruments ...........................           4,300         205,056
                                                                       ---------
                                                                       5,370,184
                                                                       ---------
Energy & Oil Exploration -- 6.5%
   Anadarko Petroleum ..........................          14,495         416,731
   Burlington Resources, Inc. ..................           2,840          83,957
   Chevron Corp. ...............................           6,200         459,187
   Columbia Gas System .........................           1,000          49,750
   DTE Energy ..................................           3,200         134,800
   Edison International ........................          22,500         639,844
   Enron Oil & Gas .............................          31,285         406,705
   ENSCO International .........................           8,830          92,715
   Exxon Corporation ...........................          14,100         922,669
   Marine Drilling .............................          12,480         112,320
   ONEOK Inc. ..................................           1,500          45,094
   Pogo Producing ..............................           8,830         105,408
   Royal Dutch Petroleum .......................           2,200          87,450
   Talisman Energy .............................           5,400          78,975
   Unocal Corp. ................................          16,075         503,348
                                                                       ---------
                                                                       4,138,953
                                                                       ---------
Entertainment -- 0.9%
   Carnival Corp. Class A ......................          12,100         349,387
   CBS Corp. ...................................           9,200         239,200
                                                                       ---------
                                                                         588,587
                                                                       ---------
Financial Services -- 7.8%
   Allstate Corporation ........................           9,200         345,000
   American Express Company ....................           5,000         390,000
   American International Group, Inc. ..........             500          38,656
   BankAmerica Corporation .....................          15,600         999,375
   CIT Group, Inc. .............................          18,820         483,439
   Golden West Financial .......................           2,900         220,762
   Merrill Lynch ...............................           1,500          99,000
   Northern Trust ..............................           4,900         273,175
   St. Paul Cos., Inc. .........................           5,400         165,038
   SunAmerica, Inc. ............................           9,700         600,794
   SunTrust Banks ..............................           8,500         476,000
   Transamerica Corp. ..........................           6,400         656,400
   Wachovia Corporation ........................           3,200         234,600
                                                                       ---------
                                                                       4,982,239
                                                                       ---------
Food & Beverage -- 1.8%
   Coca - Cola Co. .............................          11,100         722,887
   Hershey Foods ...............................           5,635         394,450
                                                                       ---------
                                                                       1,117,337
                                                                       ---------
Funeral Services -- 0.1%
   Service Corp. International .................           1,500          50,812
                                                                       ---------

                 See Accompanying Notes to Financial Statements.

                      BEA U.S. Core Equity Fund (Concluded)


                                                          Number
                                                         of Shares       Value
                                                         ---------       -----

Health Care -- 4.0%
   American Home Products ........................          1,300     $   65,163
   Amgen, Inc. ...................................            700         42,613
   Medtronic, Inc.# ..............................         40,735      2,092,761
   United Healthcare .............................          5,900        213,138
   Wellpoint Health Networks .....................          2,400        128,100
                                                                      ----------
                                                                       2,541,775
                                                                      ----------
Industrial Goods & Materials -- 4.4%
   Dover Corporation .............................         45,285      1,234,016
   Illinois Tool Works, Inc. .....................         32,080      1,553,875
                                                                      ----------
                                                                       2,787,891
                                                                      ----------
Metals & Mining -- 3.3%
   Allegheny Teledyne ............................         11,995        180,675
   Aluminum Company of America# ..................         16,720      1,001,110
   Bethlehem Steel ...............................         18,300        131,531
   Inland Steel Industries .......................          1,807         34,220
   Newmont Mining ................................         29,580        404,876
   Phelps Dodge ..................................          2,965        132,684
   USX-U.S. Steel Group ..........................         11,200        234,500
                                                                      ----------
                                                                       2,119,596
                                                                      ----------
Paper & Forest Products -- 1.4%
   Boise Cascade .................................          2,920         71,358
   Champion International ........................          6,035        199,155
   Georgia Pacific Corporation ...................          6,950        297,981
   International Paper ...........................          4,280        158,360
   Willamette Industries .........................          5,715        140,732
                                                                      ----------
                                                                         867,586
                                                                      ----------
Pharmaceuticals -- 6.2%
   Bristol-Myers Squibb ..........................         11,890      1,163,734
   Merck & Co. ...................................          5,700        660,844
   Schering-Plough ...............................         14,735      1,267,210
   Warner Lambert Co. ............................         12,600        822,150
                                                                      ----------
                                                                       3,913,938
                                                                      ----------
Publishing & Information Services -- 4.8%
   Gannett Company, Inc. .........................         38,660      2,280,940
   Omnicom Group, Inc. ...........................          1,700         80,963
   Tribune Co. ...................................         10,735        691,737
                                                                      ----------
                                                                       3,053,640
                                                                      ----------
Restaurants -- 0.2%
   Darden Restaurants ............................          8,900        137,950
                                                                      ----------
Retail -- 8.1%
   Dayton Hudson .................................         11,200        403,200
   Home Depot, Inc.# .............................         45,060      1,734,810
   Kroger Co. ....................................         13,700        616,500
   Safeway, Inc. .................................          1,400         55,125
   TJX Companies, Inc. ...........................         17,700        394,931
   Wal-Mart Stores# ..............................         32,645      1,917,894
                                                                      ----------
                                                                       5,122,460
                                                                      ----------

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----

Telecommunications -- 3.7%
   Ameritech Corp. .............................          11,400      $  537,225
   AT&T Corp. ..................................          15,800         791,975
   BellSouth Corp. .............................           6,200         425,088
   General Instrument Corporation ..............           7,000         139,125
   Lucent Technologies .........................           2,400         170,100
   Northern Telecom, Ltd. ......................           3,800         181,450
   WorldCom, Inc. ..............................           3,200         131,000
                                                                     -----------
                                                                       2,375,963
                                                                     -----------
Transportation -- 0.1%
   AMR Corporation .............................             800          43,600
   US Airways Group ............................             700          40,775
                                                                     -----------
                                                                          84,375
                                                                     -----------
Trucking & Freight -- 0.3%
   NACCO Industries Cl. A ......................           1,700         161,925
                                                                     -----------
   TOTAL COMMON STOCKS
     (Cost $58,979,812) ........................                      53,233,664
                                                                     -----------

                                                       Par
                                                      (000)
                                                      -----
SHORT TERM INVESTMENTS -- 9.9%
   BBH Grand Cayman U.S. ...................
     Dollar Time Deposit
     4.938%? 09/01/98 ......................       $     6,316         6,316,000
                                                                     -----------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $6,316,000) .....................                           6,316,000
                                                                     -----------
   TOTAL INVESTMENTS -- 93.8%
     (Cost $65,295,812) ....................                          59,549,664
                                                                     -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 6.2% ................                           3,964,301
                                                                     -----------
   TOTAL NET ASSETS -- 100% ................                         $63,513,965
                                                                     -----------

*Cost for Federal income tax purposes at August 31, 1998 is $65,347,764. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation .........................                         $2,323,433
Gross Depreciation .........................                         (8,121,533)
                                                                    -----------
Net Appreciation ...........................                        $(5,798,100)
                                                                    ===========

  **Non-income producing securities.
   #Security or a portion thereof is out on loan.

                 See Accompanying Notes to Financial Statements.

                            BEA U.S. Core Equity Fund
                              of The RBB Fund, Inc.
                       Statement of Assets and Liabilities
                                 August 31, 1998

ASSETS
   Investments at value (Cost $65,295,812) .....................   $ 59,549,664
   Collateral received for securities loaned ...................      9,567,600
   Investments sold receivable .................................      3,994,117
   Dividend receivable .........................................         89,031
   Prepaid expenses ............................................          5,200
   Interest receivable .........................................          1,300
   Other assets ................................................            730
                                                                   ------------
     Total Assets ..............................................     73,207,642

LIABILITIES
   Payable upon return of securities loaned ....................      9,567,600
   Accrued expenses payable ....................................        126,077
                                                                   ------------
     Total Liabilities .........................................      9,693,677

NET ASSETS (Applicable to 2,923,534 BEA Institutional Shares) ..   $ 63,513,965
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA INSTITUTIONAL SHARE ($63,513,965
     divided by  2,923,534) ....................................   $      21.73
                                                                   ============
NET ASSETS CONSISTED OF:
   Capital Stock (Par .001 per share) ..........................   $      2,924
   Paid-In Capital .............................................     42,420,318
   Accumulated Net Investment Income ...........................         16,715
   Accumulated Net Realized Gain on
     Security and Foreign Exchange Transactions ................     26,820,156
   Net Unrealized Depreciation on
     Investments and Other .....................................     (5,746,148)
                                                                   ------------
NET ASSETS .....................................................   $ 63,513,965
                                                                   ============
                 See Accompanying Notes to Financial Statements.

                       BEA Global Telecommunications Fund
                           Portfolio Manager's Letter
                                                              September 24, 1998
Dear Shareholders:
We are pleased to report on the results of the BEA Global Telecommunications Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value (NAV) of the Fund was $20.54, compared to an NAV of $17.30 on August 31, 1997. As a result, the Fund's total return was 25.38%. By comparison, the MSCI Telecommunications Index returned 40.56% during the same period.

The Fund's performance was attributable to a combination of regional allocations and stock selection. On a regional level, our most effective decisions were to substantially underweight Asia and overweight Latin America. Because many Asian telecom stocks often are among the most liquid stocks in their domestic markets, they were hit especially hard by the "contagion" effect of currency devaluations and weakening stock prices that roiled global equity markets beginning in mid-1997. Our near-complete absence from a number of Asian markets during the period, then, proved quite helpful to the Fund's return.

Stock selection was notably positive in emerging and developed Europe. In the emerging portion, one stock generated extraordinary results. This was Global TeleSystems Group, a young company that provides a broad range of telecommunications services throughout Western and Central Europe and also does business in the former Soviet Union. Among developed European markets, the Fund's top performers were the U.K., Germany, Spain and Portugal.

Factors that adversely affected performance included our underweighting of the U.S.; stock selection in Canada; and a mixture of overweighting and poor stock selection in Israel.

As developments occur in the telecommunications industry or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Global Telecommunications Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Stephen D. Bleiberg, Managing Director
James A. Abate, Senior Vice President
Emily Alejos, Vice President
Robert B. Hrabchak, Vice President
Stephen R. Waite, Vice President

                       BEA Global Telecommunications Fund
                     Portfolio Managers' Letter (Concluded)

Comparison of Change in Value of $10,000 Investment in the BEA Global Telecommunications Advisor Class and the MSCI Telecommunications Index from Inception 12/4/96 and at each Quarter End. (Unaudited)

                                    [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                           BEA GLOBAL                         MORGAN STANLEY
                        TELECOMMUNICATIONS                    COMPOSITE INDEX
                              FUND                          TELECOMMUNICATIONS
                        ------------------                  ------------------
12/04/96                     10,000                                10,000
02/28/97                     10,787                                10,253
05/31/97                     11,460                                10,727
08/31/97                     11,533                                10,729
11/30/97                     12,859                                12,107
02/28/98                     15,178                                13,864
05/31/98                     16,664                                15,022
08/31/98                     14,461                                15,079

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                                 One Year 25.38%
                              From Inception 23.58%
                         ------------------------------

Note: Past performance is not predictive of future performance.

                       BEA Global Telecommunications Fund
                              of The RBB Fund, Inc.
                             Schedule of Investments
                                 August 31, 1998

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----
COMMON STOCKS -- 84.3%
Brazil -- 3.2%
   Companhia Riograndense
     Telecom .....................................        11,300        $ 4,805
   Telecomunicacoes Brasileiras
     S.A .........................................       120,500          6,047
   Telecomunicacoes Brasileiras
     S.A. PN .....................................        30,500          3,320
   Telecomunicacoes Brasileiras
     Celular S.A. PN .............................        30,500          1,167
   Telecomunicacoes de Minas
     Gerais S.A. PN Cl. B ........................        70,000          2,800
   Telecomunicacoes de Minas
     Gerais Celular S.A. PN ......................        70,000          1,727
   Telecomunicacoes do Rio de
     Janeiro S.A. PN .............................        92,100          3,329
                                                                     ----------
                                                                         23,195
                                                                     ----------
Canada -- 6.6%
   BCE, Inc. .....................................           292          9,399
   Bell Canada International, Inc. ...............           730          8,304
   Teleglobe, Inc. ...............................           300          7,350
   Teleglobe, Inc. ...............................           730         17,781
   Telesystem International
     Wireless Inc. ...............................           365          4,900
                                                                     ----------
                                                                         47,734
                                                                     ----------
China -- 2.2%
   China Telecommunications Ltd. .................           670         15,410
                                                                     ----------
Finland -- 2.0%
   Nokia Corp. ADR ...............................           219         14,632
                                                                     ----------
Germany -- 2.4%
   Mannesmann AG .................................           182         16,874
                                                                     ----------
Greece -- 6.0%
   STET Hellas Telecommunications
     S.A. ADR ....................................         1,460         42,705
                                                                     ----------
Israel -- 1.3%
   ECI Telecommunications Ltd. ...................           338          9,295
                                                                     ----------
Italy -- 4.7%
   Olivetti S.p.A ................................         8,030         17,969
   Telecom Italia Savings Shares
     S.p.A .......................................         3,210         15,978
                                                                     ----------
                                                                         33,947
                                                                     ----------
Mexico -- 1.7%
   Telefonos de Mexico S.A .......................           348         12,419
                                                                     ----------
Russia -- 1.3%
   PLD Telekom, Inc. .............................         3,800          9,025
                                                                     ----------
Sweden -- 1.7%
   Telefonaktiebolaget L.M.
     Ericsson ADR ................................           584         12,520
                                                                     ----------

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----
United Kingdom -- 9.7%
   COLT Telecom Group plc ADR ....................           292       $ 42,048
   Energis plc ...................................         1,071         14,840
   Orange plc ....................................         1,095         13,018
                                                                     ----------
                                                                         69,906
                                                                     ----------
United States -- 41.5%
   Airtouch Communications, Inc. .................           290         16,313
   Amazon.com, Inc. ..............................            70          5,854
   America Online ................................           170         13,929
   At Home Corp. Series A ........................           690         19,665
   AT&T Corp. ....................................           454         22,757
   Broadcom Corp. Cl. A ..........................           395         20,145
   Century Communications Corp.
     Cl. A .......................................         1,060         24,645
   Cisco Systems .................................           285         23,334
   Global TeleSystems Group, Inc. ................         1,160         37,120
   Lucent Technologies ...........................           310         21,971
   Lycos, Inc. ...................................           270          5,830
   MCI Communications ............................           150          7,500
   MediaOne Group, Inc. ..........................           360         14,760
   Sprint Corp. ..................................           150         10,059
   Tele-Communications, Inc.
     Cl. A .......................................           230          7,590
   Uniphase Corp. ................................           340         13,611
   WorldCom, Inc. ................................           632         25,873
   Yahoo, Inc. ...................................            99          6,726
                                                                     ----------
                                                                        297,682
                                                                     ----------
   TOTAL COMMON STOCKS
     (Cost $620,629) ...........................                        605,344
                                                                     ----------
   TOTAL INVESTMENTS -- 84.3%
     (Cost $620,629*) ..........................                        605,344
                                                                     ----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 15.7% ...................                        112,749
                                                                     ----------
   TOTAL NET ASSETS -- 100% ....................                       $718,093
                                                                     ==========

*Also cost for Federal income tax purposes at August 31, 1998. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ....................                       $  98,231
        Gross Depreciation ....................                        (113,516)
                                                                      ----------
        Net Appreciation ......................                       $ (15,285)
                                                                      ==========

                            INVESTMENT ABBREVIATIONS

ADR ...........................................     American Depository Receipts


                 See Accompanying Notes to Financial Statements.

                       BEA Global Telecommunications Fund
                              of The RBB Fund, Inc.
                       Statement of Assets and Liabilities
                                 August 31, 1998

ASSETS
   Investments at value (Cost $620,629) ........................      $ 605,344
   Investments sold receivable .................................        235,351
   Due from advisor ............................................         28,001
   Dividend receivable .........................................            199
   Interest receivable .........................................            119
   Reclaim receivable ..........................................             60
                                                                      ---------
     Total Assets ..............................................        869,074

LIABILITIES
   Accrued expenses payable ....................................         23,161
   Overdraft liability .........................................        127,820
                                                                      ---------
     Total Liabilities .........................................        150,981

NET ASSETS (Applicable to 34,964 BEA Advisor Shares) ...........      $ 718,093
                                                                      =========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA ADVISOR SHARE ($718,093 divided by 34,964) ..........      $   20.54
                                                                      =========
NET ASSETS CONSISTED OF:
   Capital Stock (Par .001 Per) ................................      $      35
   Paid-In Capital .............................................        553,301
   Accumulated Net Investment Loss .............................           (260)
   Accumulated Net Realized Gain on
     Security and Foreign Exchange Transactions ................        179,704
   Net Unrealized Depreciation on
     Investments and Other .....................................        (14,687)
                                                                      ---------
NET ASSETS .....................................................      $ 718,093
                                                                      =========

                 See Accompanying Notes to Financial Statements.

                      BEA Select Economic Value Equity Fund
                           Portfolio Managers' Letter

                                                              September 24, 1998
Dear Shareholders:
We are writing to report on the results of the BEA Select Economic Value Equity Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund was $13.17, compared to an NAV of $15.00 on the Fund's inception on August 3, 1998. As a result, the Fund's total return declined 12.20%. By comparison, the S&P 500 Index (the "Index") fell 14.44% during the same period.

The Fund's outperformance of the Index was due to our adoption of a fairly defensive investment posture. Specifically, we chose to emphasize stocks with attractive dividend yields and relative price stability. We also focused on historically defensive industry sectors such as telecommunications providers and the major integrated oil companies. Top-performing telecom stocks during the period included BellSouth Corp. and US West Communications Group, while Mobil Corp. and Exxon Corporation were the most successful of our major holdings in the energy and oil exploration.

Positions in two other sectors also benefited relative returns. These were technology companies like Micron Technology; and consumer names like Hershey Foods Corp. and Procter & Gamble.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

BEA Select Economic Value Equities Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director John B. Hurford, Executive Director
James A. Abate, Senior Vice President
Susan Everly, Vice President
James J. Mecca, Vice President

                      BEA Select Economic Value Equity Fund
                              of The RBB Fund, Inc.
                             Statement of Net Assets
                                 August 31, 1998

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----
COMMON STOCKS -- 96.7%
Advertising -- 2.2%
   Interpublic Group of
     Companies ...................................          8,700     $  495,900
                                                                      ----------
Agriculture -- 2.6%
   Archer-Daniels-Midland ........................         38,905        583,575
                                                                      ----------
Computers, Software & Servicing -- 7.8%
   Applied Materials .............................          4,400        108,075
   Cisco Systems .................................          2,900        237,437
   I2 Technologies ...............................         19,400        274,025
   Metacreations Corp. ...........................          6,900         21,994
   Micron Technology# ............................         20,100        457,275
   Microsoft Corporation .........................          7,000        671,563
                                                                      ----------
                                                                       1,770,369
                                                                      ----------
Conglomerates -- 3.3%
   General Electric Co. ..........................          9,300        744,000
                                                                      ----------
Construction & Building Materials -- 3.4%
   Fluor Corp. ...................................         12,400        490,575
   Sherwin Williams Co. ..........................         12,000        286,500
                                                                      ----------
                                                                         777,075
                                                                      ----------
Consumer Products & Services -- 3.2%
   Newell Co. ....................................         15,000        716,250
                                                                      ----------
Electronics -- 5.3%
   Altera Corp. ..................................          3,500        101,938
   Intel Corp. ...................................          6,500        462,719
   KLA-Tencor Corp. ..............................          4,800        102,000
   Motorola, Inc. ................................         10,200        439,237
   Teradyne, Inc. ................................          5,100         88,612
                                                                      ----------
                                                                       1,194,506
                                                                      ----------
Energy & Oil Exploration -- 12.1%
   Anadarko Petroleum ............................          3,700        106,375
   Chevron Corp. .................................          8,200        607,313
   Exxon Corporation .............................          9,300        608,569
   Mobil Corp. ...................................          9,100        629,037
   Talisman Energy ...............................          3,545         51,846
   Texaco, Inc. ..................................          9,300        516,731
   Unocal Corp. ..................................          7,100        222,319
                                                                      ----------
                                                                       2,742,190
                                                                      ----------
Financial Services -- 8.6%
   American Express Company ......................          4,700        366,600
   American International
     Group, Inc. .................................          2,800        216,475
   BankAmerica Corporation .......................          2,800        179,375
   CIT Group, Inc. ...............................          7,900        202,931
   First Union Corp. .............................          8,300        402,550
   NationsBank Corp. .............................          3,100        176,700
   State Street Corp. ............................          7,700        400,881
                                                                      ----------
                                                                       1,945,512
                                                                      ----------

                                                          Number
                                                         of Shares       Value
                                                         ---------       -----
Food & Beverage -- 2.6%
   Hershey Foods Corp. ...........................          8,300     $  581,000
                                                                      ----------
Health Care -- 3.5%
   Centocor, Inc. ................................          3,900        126,750
   Medtronic, Inc. ...............................         13,100        673,012
                                                                      ----------
                                                                         799,762
                                                                      ----------
Industrial Goods & Materials -- 3.3%
   Dover Corporation .............................         10,400        283,400
   Illinois Tool Works, Inc. .....................          9,700        469,844
                                                                      ----------
                                                                         753,244
                                                                      ----------
Metals & Mining -- 7.3%
   Allegheny Teledyne ............................          7,700        115,981
   Aluminum Company of
     America .....................................          8,300        496,962
   Barrick Gold ..................................         25,200        327,600
   Battle Mountain Gold ..........................         13,200         40,425
   Cominco Ltd. ..................................          2,600         23,888
   Homestake Mining ..............................         11,500        102,063
   Inco, Ltd. ....................................         13,000        108,875
   Newmont Mining ................................         23,500        321,656
   Phelps Dodge ..................................          1,300         58,175
   Placer Dome, Inc. .............................          7,300         58,856
                                                                      ----------
                                                                       1,654,481
                                                                      ----------
Paper & Forest Products -- 2.0%
   Champion International ........................          2,800         92,400
   Georgia Pacific Corporation ...................          3,300        141,488
   International Paper ...........................          6,000        222,000
                                                                      ----------
                                                                         455,888
                                                                      ----------
Pharmaceuticals -- 7.5%
   Bristol-Meyers Squibb .........................          6,600        645,975
   Coulter Pharmaceutical, Inc. ..................          3,000         42,000
   Procter & Gamble ..............................          7,600        581,400
   Schering-Plough Corp. ?80660 ..................          5,000        430,000
                                                                      ----------
                                                                       1,699,375
                                                                      ----------
Publishing & Information Services -- 5.1%
   Gannett Company, Inc. .........................         11,200        660,800
   Tribune Co. ...................................          7,600        489,725
                                                                      ----------
                                                                       1,150,525
                                                                      ----------
Retail -- 4.4%
   Home Depot, Inc. ..............................         12,300        473,550
   Wal-Mart Stores ? .............................          9,100        534,625
                                                                      ----------
                                                                       1,008,175
                                                                      ----------

                See Accompanying Notes to Financial Statements.

                BEA Select Economic Value Equity Fund (Concluded)

                                                      Number
                                                     of Shares          Value
                                                     ---------          -----

Telecommunications -- 12.5%
   Bell Atlantic Corp. ...................            15,100        $   666,288
   BellSouth Corp. .......................            12,400            850,175
   SBC Communications, Inc. ..............            16,700            634,600
   U S West Communications
     Group ...............................            13,100            681,200
                                                                    ------------
                                                                      2,832,263
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $25,038,832) ..................                           21,904,090
                                                                    ------------

                                                     Par
                                                    (000)
                                                    -----
SHORT-TERM INVESTMENTS -- 1.1%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     4.938% 09/01/98 .....................       $       260            259,919
                                                                    ------------
   TOTAL SHORT-TERM
     INVESTMENTS
     (Cost $259,919) .....................                              259,919
                                                                    ------------
   TOTAL INVESTMENTS -- 97.8%
     (Cost $25,298,751) ..................                           22,164,009
                                                                    ------------
   COLLATERAL RECEIVED FOR
     SECURITIES LOANED ...................                              475,000
                                                                    ------------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED ...................                             (475,000)
                                                                    ------------

                                                                        Value
                                                                        -----
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 2.2% ..............                          $   495,431
                                                                    ------------
   NET ASSETS (Applicable to
     1,721,030 BEA Institutional
     Shares) -- 100.0% ...................                          $22,659,440
                                                                    ------------
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($22,659,440 divided by 1,721,030)                             $     13.17
                                                                    ============

*Cost for Federal income tax purposes at August 31, 1998 is $25,312,798. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ...............                          $    64,409
        Gross Depreciation ...............                           (3,213,198)
        Net Appreciation .................                          $(3,148,789)
                                                                    ============

   #Security or a portion thereof is out on loan.

At August 31, 1998, Net Assets Consisted Of:
                                                                       Amount
                                                                       ------
Capital Paid-In ...............................                     $25,813,705
Accumulated Net Investment Income .............                          18,161
Accumulated Net Realized Loss on
   Security and Foreign Exchange Transactions..                         (37,684)
Net Unrealized Depreciation on
   Investments and Other ......................                      (3,134,742)
--------------------------------------------------------------------------------
NET ASSETS ....................................                     $22,659,440
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                       BEA Long-Short Market Neutral Fund
                           Portfolio Managers' Letter

                                                              September 24, 1998

Dear Shareholders:

We are writing to report on the results of the BEA Long-Short Market Neutral Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund was $15.27, compared to an NAV of $15.00 on the Fund's inception on August 3, 1998. As a result, the Fund's total return was 1.80%. By comparison, the Salomon Smith Barney U.S. One-Month Treasury Bill Index (the "Index") gained 0.4% during the same period.

Essentially, the Fund outperformed its benchmark because our core stock selection strategy worked well. We correctly emphasized two of the five "drivers" that we believe contribute most to appreciation in stock prices. These were earnings, in the form of improving earnings expectations, and stability. Stocks that had been outperforming on a relative basis continued to do so, while the valuation driver remained fairly unimportant. Our underestimation of the strong performance potential of the financial strength driver modestly detracted from the Fund's return.

We added value within each industry sector represented in the portfolio. This was especially true in financial services, in which our short positions declined significantly more than our long positions. Notable shorts included Lehman Brothers; Morgan Stanley, Dean Witter; Peoples Bank Bridgeport; and Union Planters Corp., all of which fell at least 25%. Some of the offsetting longs were Jefferson-Pilot Corp.; Kimco Realty; Transamerica Corp.; and Amsouth Bancorp, whose average decline was less than 15%.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

BEA Structured Equities Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

                        BEA Long-Short Market Neutral Fund
                              of The RBB Fund, Inc.
                             Schedule of Investments
                                 August 31, 1998


                                                           Number
                                                         of Shares      Value
                                                         ---------    ---------

INVESTMENTS IN SECURITIES -- 85.5%
COMMON STOCKS -- 76.0%
Advertising -- 2.4%
   Omnicom Group ...................................       3,200       $152,400
                                                                       --------
Air Transport -- 1.4%
   Southwest Airlines ..............................       5,100         90,844
                                                                       --------
Automotive -- 1.3%
   Navistar International Corp. ....................       3,800         79,800
                                                                       --------
Business Services -- 2.7%
   Ceridian Corp. ..................................       2,900        140,650
   Robert Half International, Inc. .................         400         19,200
   Storage Technology Corp. ........................         600         13,050
                                                                       --------
                                                                        172,900
                                                                       --------
Chemicals -- 3.8%
   Air Products & Chemicals,
     Inc. ..........................................       3,200         97,800
   Lyondell Petrochemical Co. ......................       6,600        142,313
                                                                       --------
                                                                        240,113
                                                                       --------
Communications & Media -- 3.3%
   A.H. Belo Corp. Cl. A ...........................       5,100         94,350
   CBS Corp. .......................................         700         18,200
   Comsat Corp. ....................................         700         15,269
   Knight-Ridder, Inc. .............................       1,700         80,963
                                                                       --------
                                                                        208,782
                                                                       --------
Computers, Software & Servicing -- 4.5%
   Cadence Design Systems ..........................       1,200         25,350
   GTECH Holdings ..................................       1,000         26,250
   Ingram Micro, Inc., Cl. A .......................       1,500         67,500
   Microsoft Corp. .................................         600         57,563
   PeopleSoft, Inc. ................................         300          8,438
   Pixar, Inc. .....................................       2,700         77,794
   Transactions Systems Architects,
     Inc. Cl. A ....................................         600         19,875
                                                                       --------
                                                                        282,770
                                                                       --------
Construction & Building Materials -- 3.9%
   Caterpillar, Inc. ...............................         500         21,094
   Ingersoll Rand ..................................       2,200         87,450
   Lafarge Corp. ...................................       2,300         65,694
   Masco Corp. .....................................       2,200         50,600
   Vulcan Materials ................................         200         22,300
                                                                       --------
                                                                        247,138
                                                                       --------
Consumer Products -- 0.9%
   Avon Products ...................................         900         56,588
                                                                       --------
Electric Utilities -- 4.7%
   Niagara Mohawk Power ............................       5,300         82,150
   Pinnacle West Capital ...........................       4,900        211,619
                                                                       --------
                                                                        293,769
                                                                       --------

                                                           Number
                                                         of Shares      Value
                                                         ---------    ---------
Electronics -- 3.0%
   Broadcom Corp. ..................................         700       $ 35,875
   Kohls Corp. .....................................         200          9,088
   Linear Technology Corp. .........................       3,000        141,000
                                                                       --------
                                                                        185,963
                                                                       --------
Entertainment -- 1.2%
   Clear Channel
     Communications ................................       1,500         67,500
                                                                       --------
Financial Services-- 11.0%
   AmSouth Bancorp .................................       1,700         58,437
   Equitable Companies .............................         800         45,750
   First Union Corp. ...............................         400         19,400
   Franklin Resources ..............................       3,400        109,650
   Hartford Financial Services,
     Inc ...........................................         300         13,425
   Jefferson-Pilot Corp. ...........................       1,600         90,800
   Old Republic International ......................         500         11,156
   Regions Financial Corp. .........................       1,830         63,364
   SLM Holding .....................................       2,200         78,925
   T. Rowe Price Associates, Inc. ..................       1,300         39,569
   Transamerica Corp. ..............................         500         51,281
   20th Century Industries .........................       1,500         37,125
   UnionBanCal Corp. ...............................       1,000         74,875
                                                                       --------
                                                                        693,757
                                                                       --------
Food & Beverage -- 3.9%
   Coors, (Adolph) Cl. B ...........................       2,000         82,500
   Fleming Cos. ....................................      12,600        150,413
   Tootsie Roll Industries .........................         400         13,500
                                                                       --------
                                                                        246,413
                                                                       --------
Gas Utilities -- 0.3%
   Peoples Energy ..................................         500         16,563
                                                                       --------
Health Care -- 4.5%
   Safeskin Corp. ..................................         300         10,125
   Stryker Corp. ...................................         600         19,275
   U.S. Surgical ...................................       1,100         43,931
   Uniphase Corp. ..................................         500         19,969
   Wellpoint Health Networks,
     Inc. ..........................................       3,600        192,150
                                                                       --------
                                                                        285,450
                                                                       --------
Lodging & Restaurants -- 0.3%
   Host Marriott ...................................       1,300         18,200
                                                                       --------
Metals & Mining -- 0.9%
   Freeport-McMoran Copper &
     Gold, Inc. Cl. B ..............................       4,700         54,638
                                                                       --------
Oil & Gas Exploration -- 1.7%
   ENSCO International .............................         900          9,450
   Helmerich & Payne ...............................       6,200        100,750
                                                                       --------
                                                                        110,200
                                                                       --------

                 See Accompanying Notes to Financial Statements.

                                                           Number
                                                         of Shares      Value
                                                         ---------    ---------


Pharmaceuticals -- 1.6%
   ALZA Corp. ..................................           2,300      $  82,800
   Schering-Plough .............................             200         17,200
                                                                      ---------
                                                                        100,000
                                                                      ---------
Real Estate -- 4.3%
   Kimco Realty ................................           6,400        227,200
   Simon Debartolo Group .......................           1,600         46,500
                                                                      ---------
                                                                        273,700
                                                                      ---------
Retail -- 4.8%
   Dollar Tree Stores ..........................             500         14,500
   Federated Department Stores,
     Inc. ......................................             600         26,138
   Office Depot ................................           4,100        104,550
   TJX Companies ...............................           7,100        158,419
                                                                      ---------
                                                                        303,607
                                                                      ---------
Metals & Mining -- 1.8%
   Bethlehem Steel .............................           2,900         20,844
   Inland Steel Industries .....................           2,279         43,159
   USX-U.S. Steel Group ........................           2,500         52,344
                                                                      ---------
                                                                        116,347
                                                                      ---------
Telecommunications -- 4.5%
   AirTouch Communications .....................             800         45,000
   AT&T Corp. ..................................           2,500        125,313
   Lucent Technologies .........................             100          7,088
   Tele-Communications
     International .............................           1,000         20,750
   Tellabs, Inc. ...............................           1,800         76,050
   WorldCom, Inc. ..............................             200          8,188
                                                                      ---------
                                                                        282,389
                                                                      ---------
Telecommunications & Equipment -- 2.4%
   General Instrument Corp. ....................           4,800         95,400
   Northern Telecom, Ltd. ......................             660         31,515
   Vitesse Semiconductor Corp. .................             900         24,413
                                                                      ---------
                                                                        151,328
                                                                      ---------
Waste Management -- 0.9%
   Browning-Ferris Industries ..................           1,800         58,500
                                                                      ---------
   TOTAL COMMON STOCKS
     (Cost $5,690,115) .........................                      4,789,659
                                                                      ---------



                                                         Par
                                                        (000)           Value
                                                     ----------       ---------

REPURCHASE AGREEMENT -- 9.5%
   Bear Stearns (Agreement dated
     8/31/98, to be repurchased at
     $600,597) 5.81%, 09/01/98 ................      $      600      $  600,500
                                                                     ----------
   INVESTMENTS IN SECURITIES
     (Cost $6,290,615*) .......................                       5,390,159
                                                                     ----------

                                                        Number
                                                      of Shares
                                                     -----------
SECURITIES SOLD SHORT -- (75.9%)
Aerospace & Defense -- (1.1%)
   B.F. Goodrich Co. ..........................           (2,200)       (59,538)
   Northrop Grumman ...........................             (200)       (12,675)
                                                                       --------
                                                                        (72,213)
                                                                       --------
Agriculture -- (2.1%)
   IMC Global, Inc. ...........................           (2,700)       (49,613)
   Pioneer Hi-Bred International ..............           (2,400)       (81,000)
                                                                       --------
                                                                       (130,613)
                                                                       --------
Air Transport -- (2.0%)
   UAL Corp. ..................................           (2,100)      (126,656)
                                                                       --------
Apparel -- (0.7%)
   Fruit of the Loom, Inc., Cl. A .............           (2,100)       (47,119)
                                                                       --------
Automotive -- (0.4%)
   Genuine Parts Co. ..........................             (900)       (28,181)
                                                                       --------
Broadcasting -- (0.8%)
   Univision Communications,
     Inc. - Cl. A .............................             (600)       (15,975)
   USA Networks, Inc. .........................           (1,600)       (31,400)
                                                                       --------
                                                                        (47,375)
                                                                       --------
Building & Building Materials -- (3.2%)
   Armstrong World Industries .................           (3,000)      (144,000)
   Johns Manville Corp. .......................           (2,600)       (35,588)
   Lennar Corp. ...............................           (1,100)       (19,938)
                                                                       --------
                                                                       (199,526)
                                                                       --------
Business Services -- (2.8%)
   ACNielsen Corp. ............................           (1,300)       (26,081)
   Electronic Data Systems ....................           (4,400)      (147,400)
                                                                       --------
                                                                       (173,481)
                                                                       --------
Chemicals -- (1.3%)
   Cabot Corp. ................................             (500)       (10,875)
   Hercules, Inc. .............................           (2,800)       (71,575)
                                                                       --------
                                                                        (82,450)
                                                                       --------


                 See Accompanying Notes to Financial Statements.

                                                    Number
                                                  of Shares             Value
                                                  ---------           ---------

Computers, Software & Servicing -- (2.0%)
   Advanced Micro Devices ...................      (4,300)            $ (56,706)
   Cabletron Systems ........................      (4,300)              (30,100)
   Hewlett-Packard Co. ......................        (400)              (19,425)
   Netscape Communications
     Corp. ..................................      (1,200)              (21,675)
                                                                      ---------
                                                                       (127,906)
                                                                      ---------
Containers -- (0.8%)
   Crown Cork & Seal Co., Inc. ..............      (1,500)              (49,125)
                                                                      ---------
Consumer Products -- (3.9%)
   American Standard
     Companies ..............................        (400)              (15,650)
   Gillette Co. .............................      (3,300)             (135,713)
   Kimberly-Clark ...........................        (600)              (22,875)
   Whitman Corporation ......................      (4,600)              (71,300)
                                                                      ---------
                                                                       (245,538)
                                                                      ---------
Electric Utilities -- (3.4%)
   Unicom Corp. .............................      (2,300)              (81,938)
   Wisconsin Energy Corp. ...................      (4,600)             (133,688)
                                                                      ---------
                                                                       (215,626)
                                                                      ---------
Electronics -- (2.1%)
   Atmel Corp. ..............................     (11,600)              (69,963)
   Avnet, Inc. ..............................        (900)              (42,525)
   Vishay Intertechnology ...................      (1,800)              (18,900)
                                                                      ---------
                                                                       (131,388)
                                                                      ---------
Financial Services -- (9.2%)
   Aetna, Inc. ..............................        (900)              (54,169)
   American Financial Group .................      (3,700)             (123,025)
   First Tennessee National Corp. ...........        (400)               (9,525)
   Firstar Corp. ............................      (1,100)              (42,625)
   Lehman Brothers Holdings,
     Inc. ...................................      (1,000)              (39,375)
   Morgan Stanley Dean Witter
     Discover & Co. .........................      (3,200)             (185,800)
   People's Bank/Connecticut ................      (2,000)              (42,000)
   Union Planters Corporation ...............      (2,100)              (84,525)
                                                                      ---------
                                                                       (581,044)
                                                                      ---------
Food & Beverage -- (1.1%)
   Anheuser-Busch Cos. ......................        (900)              (41,513)
   IBP, Inc. ................................      (1,600)              (26,500)
                                                                      ---------
                                                                        (68,013)
                                                                      ---------
Health Care -- (1.8%)
   Foundation Health Systems,
     Inc. ...................................      (1,200)              (13,425)
   Humana, Inc. .............................      (1,100)              (14,300)
   United Healthcare ........................      (2,300)              (83,088)
                                                                      ---------
                                                                       (110,813)
                                                                      ---------

                                                    Number
                                                  of Shares             Value
                                                  ---------           ---------
Industrial Goods & Materials -- (0.7%)
   Owens-Illinois, Inc. .....................        (500)            $ (15,594)
   UNIFI, Inc. ..............................      (1,200)              (26,700)
                                                                      ---------
                                                                        (42,294)
                                                                      ---------
Machinery -- (1.6%)
   Briggs & Stratton Corp. ..................      (2,800)             (103,075)
                                                                      ---------
Medical Equipment -- (8.9%)
   Beckman Coulter, Inc. ....................      (3,500)             (193,813)
   E.G. & G., Inc. ..........................        (500)              (11,719)
   KLA-Tencor Corp. .........................        (500)              (10,625)
   Perkin Elmer .............................      (4,300)             (248,863)
   Raychem Corp. ............................      (3,200)              (92,800)
                                                                      ---------
                                                                       (557,820)
                                                                      ---------
Metals & Mining -- (0.7%)
   Battle Mountain Gold .....................     (14,200)              (43,488)
                                                                      ---------
Office Equipment & Supplies -- (2.0%)
   Harland ( John H. ) Co. ..................      (9,800)             (128,013)
                                                                      ---------
Oil & Gas Exploration -- (2.4%)
   Baker Hughes, Inc. .......................      (3,600)              (65,700)
   Transocean Offshore ......................      (1,300)              (31,931)
   USX - Marathon Group .....................      (2,100)              (54,600)
                                                                      ---------
                                                                       (152,231)
                                                                      ---------
Oil Services -- (2.4%)
   Dynegy Inc. ..............................      (1,000)               (9,563)
   Kerr-McGee Corp. .........................      (3,700)             (142,913)
                                                                      ---------
                                                                       (152,476)
                                                                      ---------
Paper & Forest Products -- (2.6%)
   Georgia Pacific ..........................      (3,800)             (162,925)
                                                                      ---------
Pharmaceuticals -- (1.5%)
   Dura Pharmaceuticals .....................      (1,800)              (29,700)
   Forest Laboratories, Inc. ................      (1,200)              (39,300)
   Monsanto Co. .............................        (500)              (27,344)
                                                                      ---------
                                                                        (96,344)
                                                                      ---------
Railroads -- (0.5%)
   Wisconsin Central
     Transportation Corp. ...................      (2,300)              (28,894)
                                                                      ---------
Real Estate -- (0.4%)
   Archstone Communities Trust ..............      (1,400)              (27,125)
                                                                      ---------
Recreation -- (2.3%)
   Brunswick Corp. ..........................      (9,500)             (141,906)
                                                                      ---------

                 See Accompanying Notes to Financial Statements.


                                                               Number
                                                              of Shares              Value
                                                              ---------           ------------

Retail Trade -- (4.7%)
   Bausch & Lomb, Inc. ................................          (700)            $   (29,619)
   Circuit City Stores ................................        (2,300)                (71,013)
   Gap, Inc. ..........................................          (700)                (35,744)
   General Nutrition ..................................        (5,200)                (69,225)
   Ikon Office Solutions ..............................        (6,700)                (37,269)
   Pep Boys-Manny, Moe & Jack .........................        (3,800)                (55,813)
                                                                                  -----------
                                                                                     (298,683)
                                                                                  -----------
Telecommunications -- (2.6%)
   Andrew Corp. .......................................          (900)                (13,331)
   Citizens Utilities Co. Cl. B .......................        (2,317)                (16,653)
   Frontier Corp. .....................................        (3,400)               (103,275)
   Southern New England
     Telecommunications ...............................          (500)                (32,406)
                                                                                  -----------
                                                                                     (165,665)
                                                                                  -----------
Tobacco -- (0.4%)
   UST, Inc. ..........................................          (900)                (23,513)
                                                                                  -----------
Transportation -- (0.3%)
   Ryder System .......................................          (800)                (18,850)
                                                                                  -----------
Waste Management -- (3.2%)
   Republic Industries, Inc. ..........................       (11,500)               (203,406)
                                                                                  -----------
   TOTAL SECURITIES SOLD SHORT
     (Proceeds $5,892,364) ............................                            (4,783,775)
                                                                                  -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 90.4% ..........................                             5,695,898
                                                                                  -----------
   NET ASSETS (Applicable to
     412,744 BEA Institutional
     Shares) -- 100.0% ................................                           $ 6,302,282
                                                                                  ===========
 *Cost for Federal income tax purposes at August 31, 1998
  is $6,302,528. The gross appreciation
  (depreciation) on a tax basis is as follows:
   Gross Appreciation - Investments ...................                           $     9,716
   Gross Depreciation - Investments ...................                              (922,085)
   Gross Appreciation - Short Sales ...................                             1,122,686
   Gross Depreciation - Short Sales ...................                               (14,094)
                                                                                  -----------
     Net Appreciation .................................                           $   196,223
                                                                                  ===========
**Non-income producing securities


                 See Accompanying Notes to Financial Statements.

                       BEA Long-Short Market Neutral Fund
                              of The RBB Fund, Inc.
                       Statement of Assets and Liabilities
                                 August 31, 1998


ASSETS
   Investments at value (Cost $6,290,615) ................................................................   $  5,390,159
   Deposits with brokers and custodian bank for securities sold short ....................................      5,430,217
   Interest receivable ...................................................................................         25,436
   Dividends receivable ..................................................................................          5,656
   Other assets ..........................................................................................        250,245
                                                                                                             ------------
     Total Assets ........................................................................................     11,101,713

LIABILITIES
   Securities sold short (proceeds $5,892,364) ...........................................................      4,783,775
   Payable for dividends on securities sold short ........................................................         11,484
   Accrued expenses payable ..............................................................................          4,172
                                                                                                             ------------
     Total Liabilities ...................................................................................      4,799,431

NET ASSETS (Applicable to 412,744 BEA Institutional Shares) ..............................................   $  6,302,282
                                                                                                             ============


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA INSTITUTIONAL SHARE ($6,302,282 divided by 412,744) ...........................................   $      15.27

At August 31, 1998, Net Assets Consisted Of:
                                                                                                                Amount
                                                                                                              -----------
Capital Stock ...........................................................................................     $       413
Paid-In Capital .........................................................................................       6,191,010
Accumulated Net Investment Income .......................................................................           9,716
Accumulated Net Realized Loss on
   Security and Foreign Exchange Transactions ...........................................................        (106,990)
Net Unrealized Appreciation on
   Investments and Other ................................................................................         208,133
                                                                                                              -----------
NET ASSETS ..............................................................................................     $ 6,302,282
                                                                                                              -----------

                 See Accompanying Notes to Financial Statements.

                         BEA U.S. Core Fixed Income Fund
                           Portfolio Managers' Letter

                                                              September 24, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Fixed Income Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund was $15.72, compared to an NAV of $15.65 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions of $1.1034 per share) was 7.77%. By comparison, the Lehman Brothers Aggregate Bond Index (the "Index") posted a return of 10.56% during the same period.

Underperformance, relative to the Index, during the period was principally attributable to the Fund's holdings in "spread product" (i.e., debt securities whose market valuation is greatly driven by the spreads between their yields and those of U.S. Treasury debt). Much of the underperformance occurred in the month of August alone. Market volatility in August was such that many spread product sectors generated their worst-ever, relative returns for a single month.

Returns among the various spread product sectors have been negative over the last year as well, as a classic "flight to quality" reaction caused Treasuries to become the favored asset among fixed income investors. Factors driving the flight to quality include the financial crisis in Emerging Asia, problematic economic and political conditions in Japan, deterioration in the Russian economy and a generalized concern about possible currency devaluations.

While Treasuries gained from the flight to quality, spread product fell. Indeed, yield spreads began to grow to their historically widest levels in September 1997, when the Fund's fiscal year started. This was particularly true of emerging market debt securities. Although the Fund's exposure to the emerging sector was modest throughout the period, the sector's weakness was sufficient to account for much of the Fund's underperformance. Returns were also adversely affected by the Fund's overweighting of corporate bonds and its underweighting of Treasuries relative to the Index.

Looking ahead, we believe that the confluence of big-picture events that is driving the decline in global credit quality and liquidity will continue to dictate the direction of spread product prices for at least the balance of 1998. We are hopeful that global financial markets will stabilize enough for investors' key investment consideration to change from "Will it be lower tomorrow?" to "Is the asset fundamentally cheap?" Should this occur, the compelling relative value of the spread product currently held in the Fund suggests that performance will meaningfully improve.

As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Senior Vice President
Diane C. Damskey, Senior Vice President
Ira Edelblum, Senior Vice President
Robert W. Justich, Senior Vice President

                         BEA U.S. Core Fixed Income Fund
                     Portfolio Managers' Letter (Concluded)


Comparison of Change in Value of $10,000 Investment in the BEA U.S. Core Fixed Income Fund and the Lehman Brothers Aggregate Bond Index from Inception 4/1/94 and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicits the following plot points:


                          BEA U.S. CORE                       LEHMAN BROTHERS
                           FIXED INCOME                        AGGREGATE BOND
                              FUND                                 INDEX
                          -------------                       --------------
04/1/94                      10,000                               10,000
05/31/94                      9,913                                9,999
08/31/94                     10,017                               10,188
11/30/94                      9,812                               10,007
02/28/95                     10,204                               10,520
05/31/95                     10,864                               11,148
08/31/95                     11,078                               11,342
11/30/95                     11,475                               11,775
02/29/96                     11,590                               11,809
05/31/96                     11,464                               11,638
08/31/96                     11,658                               11,806
11/30/96                     12,328                               12,488
02/28/97                     12,420                               12,442
05/31/97                     12,567                               12,607
08/31/97                     13,001                               12,991
11/30/97                     13,327                               13,437
02/28/98                     13,670                               13,735
05/31/98                     13,898                               13,985
08/31/98                     14,011                               14,364


                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                                 One Year 7.77%
                                Three Years 8.14%
                              From Inception 7.93%
                         ------------------------------

Note: Past performance is not predictive of future performance.

                         BEA U.S. Core Fixed Income Fund
                              of The RBB Fund, Inc.
                             Statement of Net Assets
                                 August 31, 1998


                                                         Par
                                                        (000)           Value
                                                     ----------      -----------

CORPORATE BONDS -- 36.2%
Aerospace/Defense -- 0.0%
   Boeing Co. ................................
     Debentures (Aa3, AA)
     7.500% 08/15/42 .........................       $      150       $  171,000
                                                                      ----------
Banking -- 6.7%
   Chase Manhattan Corp.
     Sub. Notes (A1, A)
     6.375% 04/01/08 .........................            2,960        2,989,600
   Cie. Financiere de Paribas
     Sub. Notes (A3, A-)
     6.950% 07/22/13 .........................            2,625        2,657,812
   Credit Lyonnais
     Perpetual Sub. Variable Rate
     Notes, Rule 144A (Baa2, NR)
     6.750%+++ ...............................            2,780        2,654,900
   First Republic Bank
     Sub. Notes (NR, BB+)
     7.750% 09/15/12 .........................            2,070        2,189,025
   ForeningsSparbanken AB
     Perpetual Sr. Sub. FRN (A3, NR)
       6.438%+++ .............................              980          980,098
     Perpetual Sub. FRN (A3, NR)
       7.500%+++ .............................            1,340        1,412,896
   Fuji Finance (Cayman) Ltd.
     Medium Term Notes (A3, NR)
       7.300% 09/11/98 .......................              730          525,600
     Perpetual Sub. Notes
     (Ba1, NR)
       6.550%+++ .............................              820          590,400
   Fuji JGB Investment LLC
     144A Noncum. Preferred
     Securities Series A (Ba1, NR)
     9.870% 12/30/98 .........................            2,150        1,724,923
   Long Island Savings Bank, Inc.
     Sr. Bank Notes (Baa3, BBB)
     7.000% 06/13/02 .........................              250          259,687
   National Westminster Bank
     Gtd Capital
     Notes (Aa3, AA-)
     9.375% 11/15/03 .........................              550          631,213
   Okobank Perpetual Medium Term
     FRN (A3, NR)
     6.188%+++ ...............................            1,970        1,930,600
   Santander Financial Issuances
     Perpetual Sub. FRN (A2, NR)
     6.588% ..................................              750          727,500
   Skandinaviska Enskilda
     Banken AB
     Perpetual Sub. FRN (NR, NR)
       7.500%+++ .............................            1,905        1,948,015
     (Baa1, NR)
       6.625%+++ .............................            2,280        2,296,393
     144A (Baa1, BBB+)
       6.500%+++ .............................            2,200        2,183,808




                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
Banking -- (continued)
   Sovereign Bancorp
     Sr. Notes (NR, BBB-)
     6.750% 07/01/00 .........................      $       185      $   186,619
   Trans Financial Bank N.A
     Notes (A1, A)
     6.480% 10/23/98 .........................              645          645,411
                                                                     -----------
                                                                      26,534,500
                                                                     -----------
   Broadcasting -- 1.1%
   Fox/Liberty Network LLC
     Sr. Discount Notes (B1, B)
     9.75% 08/15/07 ..........................              665          405,650
     8.875% 08/15/07 .........................            1,705        1,606,962
   Turner Broadcasting System Inc.
     Sr. Notes (Baa3, BBB-)
     7.400% 02/01/04 .........................            2,120        2,210,100
                                                                     -----------
                                                                       4,222,712
                                                                     -----------
Cable -- 0.5%
   CSC Holdings Inc. .........................
     Sr. Notes (Ba2, BB+)
     7.875% 12/15/07 .........................            1,305        1,313,156
   Diamond Cable Communications
     PLC Yankee Sr. Discount
     Notes (Caa1, B-)
     10.75% 02/15/07++ .......................              675          505,406
   Videotron Holdings Plc
     Yankee Sr. Discount Notes
     (NR, BBB+)
     11.00% 08/15/05++ .......................               95           85,262
                                                                     -----------
                                                                       1,903,824
                                                                     -----------
Conglomerates -- 0.0%
   General Electric Capital Corp.
     Remarketed Reset Notes
     (Aaa, AAA)
     6.290% 12/15/07 .........................              160          163,203
                                                                     -----------
Energy -- 1.4%
   AO Sibneft
     Loan Participation Notes
     (NR, NR)
     9.688% 08/15/00 .........................              455          146,156
   KN Energy, Inc.
     Reset Put Notes (Baa2, BBB-)
     6.300% 03/01/01 .........................            1,965        1,989,562
   LASMO (USA) Inc.
     Gtd. Debentures (Baa2, BBB)
     7.300% 11/15/27                                         25           25,937
   Petroleum Geo-Services ASA
     Yankee Sr. Notes (Baa3, BBB)
     7.125% 03/30/28 .........................            2,115        2,125,575
   Valero Energy Corp.
     144A Putable Asset Trusts
     (Baa3, BBB-)
     6.750% 12/15/02 .........................            1,220        1,253,550
                                                                     -----------
                                                                       5,540,780
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
Entertainment -- 2.3%
   Time Warner, Inc.
     Debentures (Baa3, BBB-)
       8.050% 01/15/16 .......................       $    1,875       $2,069,531
       7.480% 01/15/08 .......................              170          181,262
     (Ba1, BBB-)
       6.850% 01/15/26 .......................            6,375        6,622,031
                                                                      ----------
                                                                       8,872,824
                                                                      ----------
Financial Services -- 7.4%
   American General Institutional
     Capital Trust Co. 144A Gtd
     Notes, Series B (A2, A+)
     8.125% 03/15/46 .........................            2,160        2,513,700
   Associates Corp. of North America
     Sr. Debentures (Aa3, AA-)
     5.960% 05/15/37 .........................              195          199,875
   AT&T Capital Corp.
     Medium Term Notes Series 4
     (Baa3, BBB)
       6.260% 02/18/99 .......................              345          345,794
       6.410% 08/13/99 .......................              155          155,695
       6.920% 04/29/99 .......................              815          820,494
       6.470% 12/03/99 .......................              950          955,528
       6.480% 12/03/99 .......................            2,730        2,746,209
   BellSouth Capital Funding Corp.
     Debentures (Aa1, AAA)
     6.040% 11/15/26 .........................            2,975        3,064,250
   Fifth Mexican Acceptance Corp.
     Gtd. Notes (NR, NR)****
     8.000% 12/15/98 .........................            3,060          866,592
   First Nationwide (Parent)
     Holdings, Inc.
     Sr. Notes (Ba3, B)
     12.500% 04/15/03 ........................            1,770        1,986,825
   Ford Holdings, Inc.
     Gtd. Notes (A1, A)
     9.250% 03/01/00 .........................              115          121,181
   General Motors Acceptance Corp.
     Notes (A2, A)
       7.750% 01/15/99 .......................              200          201,598
       6.375% 12/01/01 .......................              295          302,375
       6.625% 04/24/00 .......................            1,325        1,348,187
       6.900% 06/06/00 .......................            2,320        2,372,293
       6.210% 09/19/00 .......................              550          556,875
       5.800% 02/23/01 .......................            2,165        2,181,237
       6.800% 04/17/01 .......................              625          645,312
   Industrial Credit & Investment
     Corp. 144A Yankee
     Medium Term Notes (Baa2, BB+)
     7.550% 08/15/07 .........................               40           34,850
   John Hancock Mutual Life
     Insurance Co. ...........................
     144A Surplus Notes (A1, AA-)
     7.375% 02/15/24 .........................              370          407,000



                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
   Financial Services -- (continued)
      L'Auxiliare du Credit Foncier
        de France
        Gtd. Notes (Baa3, NR)
          5.582% 09/25/98 ....................      $     2,200      $ 2,125,860
          5.598% 10/20/98 ....................              155          149,776
        (A3, A)
          8.000% 01/14/02 ....................            1,660        1,764,796
      Prudential Insurance Co. of
        America
        144A Capital Notes (A3, A)
        6.875% 04/15/03 ......................            1,600        1,656,000
      Residential Reinsurance Ltd.
        Notes, Series 1998-A2 (NR, NR)
        9.330% 10/01/98 ......................              600          600,000
      Travelers Group Inc.
        Debentures (Aa2, AA-)
        6.875% 02/15/49 ......................               40           41,750
      Trinity Re, Ltd.
        144A FRN, Series 1998,
          Class A2 (Ba3, NR)
          9.250% 12/31/98 ....................              495          485,100
        Defeasance FRN, Series 1998,
          Class A1 (Aaa, NR)
          7.490% 12/31/98 ....................              325          321,750
                                                                     -----------
                                                                      28,970,902
                                                                     -----------
Food & Beverage -- 0.1%
   Arisco Produtos Alimenticios
     S.A. Gtd. Notes
     (NR, NR)
     10.750%? 05/22/05 .......................              340          289,000
                                                                     -----------
Health Care -- 2.2%
   Columbia/HCA Healthcare Corp.
     Debentures (Ba2, BBB)
     8.360% 04/15/24 .........................            1,485        1,377,724
   Merck & Co., Inc.
     Medium Term Notes Series B
     (Aaa, AAA)
     5.760% 05/03/37 .........................            7,130        7,326,075
                                                                     -----------
                                                                       8,703,799
                                                                     -----------
Industrial Goods & Materials -- 1.3%
   Dresser Industries, Inc.
     Debentures (Aa3, A)
     7.600% 08/15/49 .........................            1,785        2,099,606
   Seagate Technology, Inc.
     Sr. Debentures (Baa3, BBB)
     7.450% 03/01/37 .........................            2,615        2,644,419
                                                                     -----------
                                                                       4,744,025
                                                                     -----------
Packaging/Containers -- 0.0%
   Crown Packaging
   Enterprises Ltd.
     Yankee Sr. Secured Discount
     Notes (Ca, NR)
     14.00% 08/01/06++ .......................              550            6,187
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
Paper & Forest Products -- 0.1%
   Fort James Corp.
     Notes (Baa3, BBB-)
     6.234% 03/15/01 .........................       $      330       $  333,712
   P. T. Indah Kiat Pulp & Paper Corp.
     Sr. Secured Notes (Caa1, CCC+)
     8.875% 11/01/00 .........................              280          159,600
   Repap New Brunswick Inc.
     Sr. Secured Debentures
     (Caa1, CC)
     10.625% 04/15/05 ........................               35           30,362
                                                                      ----------
                                                                         523,674
                                                                      ----------
Publishing & Information Services -- 0.8%
   Belo (A.H.) Corp.
     Sr. Debentures (Baa2, BBB-)
       7.250% 09/15/27 .......................              540          567,675
     Sr. Notes (Baa2, BBB-)
       6.875% 06/15/02 .......................            2,635        2,723,931
                                                                      ----------
                                                                       3,291,606
                                                                      ----------
Real Estate -- 0.9%
   EOP Operating LP
     Mandatory Par Put Remarketed
     Securities (Baa1, BBB)
     6.376% 02/15/02 .........................            3,505        3,531,287
   Health and Retirement Properties
     Trust (Baa2, BBB)
     6.114% 10/09/98 .........................              100           99,625
                                                                      ----------
                                                                       3,630,912
                                                                      ----------
Restaurants, Hotels & Casinos -- 0.3%
   FelCor Suites
     Limited Partnership
     Gtd. Sr. Notes (Ba1, BB+)
     7.700% 10/01/07 .........................            1,065        1,072,987
   Hyatt Equities Llc
     144A Medium Term Notes
     (A3, BBB+)
     6.800%? 05/15/00 ........................              230          234,600
                                                                      ----------
                                                                       1,307,587
                                                                      ----------
Retail -- 0.4%
   K Mart Corp.
     Notes (Ba2, BB)
       7.950% 02/01/23 .......................              420          406,875
     Pass Through Certificates,
       Series 1995-K3 (Ba2, BB)
       8.540% 01/02/15 .......................            1,072        1,142,201
                                                                      ----------
                                                                       1,549,076
                                                                      ----------
Telecommunications -- 5.3%
   BellSouth
     Telecommunications, Inc.
     Debentures (Aaa, AAA)
     5.850% 11/15/45 .........................            3,705        3,737,419
     7.000% 12/01/45 .........................              255          271,256



                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
Telecommunications -- (continued)
   CenCall Communications Corp.
     Sr. Discount Notes (B2, CCC-)
     10.125% 01/15/04++ ......................       $      425       $  429,250
   CS Wireless Systems, Inc.
     Sr. Discount Notes Series B
     (Ca, C)
     11.375% 03/01/06++ ......................            1,040          249,600
   Globo Comunicacoes e
     Participacoes S.A
     144A Sr. Notes (B1, BB-)
     10.625% 12/05/08 ........................              670          453,925
   GTE Corp.
     Debentures (Baa1, A)
     6.360% 04/15/06 .........................            1,480        1,500,350
     6.840% 04/15/18 .........................            1,215        1,242,337
     6.940% 04/15/28 .........................            2,560        2,624,000
   MCI Communications Corp.
     Sr. Notes (Baa2, BBB+)
       6.125% 04/15/10 .......................            1,510        1,515,662
       6.500% 04/15/10 .......................              635          632,619
   Nextel Communications, Inc.:
     Sr. Serial Red. Discount Notes
       (B2, CCC+)++
       9.950% 02/15/08 .......................              410          233,188
       9.750% 10/31/07 .......................              225          131,063
     Sr. Redeemable Discount
       Notes (B2, CCC)++
       10.650% 09/15/07 ......................            2,975        1,811,031
   Tele-Communications, Inc.
     Medium Term Notes (Ba2, BB+)
     6.340% 02/01/02 .........................            1,585        1,608,775
   Telefonica de Argentina
     144A Medium Term Notes
     (Ba3, BBB-)
     9.125% 05/07/08 .........................              640          519,200
   Teleport Communications
     Group, Inc.
     Sr. Discount Notes
     (Ba3, BB+)
     9.650% 03/31/27 .........................              695          796,644
   Wireless One, Inc.
     Sr. Discount Notes (Ca, CCC+)
     13.500% 08/01/06++ ......................              635           63,500
   Worldcom, Inc.
     Notes (Baa2, BBB+)
     6.950% 08/15/28 .........................            3,030        2,969,400
                                                                      ----------
                                                                      20,789,219
                                                                      ----------
Transportation -- 2.6%
   Continental Airlines, Inc.
     Sr. Notes (Ba2, B+)
     9.500% 12/15/01 .........................            1,755        1,816,425


                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------

Transportation -- (continued)
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V ...................
     Gtd. Sr. Notes (B2, B+)
       11.75% 06/15/07++ .....................     $        810     $    433,350
     Yankee Gtd. Sr. Discount
     Debentures (B2, B+)
       11.75% 06/15/09++ .....................            1,655          856,463
   Norfolk Southern Corp.
     Notes (Baa1, BBB+)
     7.875% 02/15/04 .........................                5            5,469
     7.050% 05/01/04 .........................            2,650        2,875,250
   Northwest Airlines, Inc.
     Gtd. Notes (Ba2, BB)
       7.875% 03/15/08 .......................              290          297,613
       7.625% 03/15/05 .......................            3,065        3,130,131
   US Air, Inc.
     Gtd. Sr. Notes (B1, B)
       9.625% 02/01/01 .......................              760          788,500
                                                                    ------------
                                                                      10,203,201
                                                                    ------------
Utilities -- 2.7%
   Beaver Valley Funding Corp. ...............
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 .........................            2,370        2,704,763
   Connecticut Light and Power Co.
     First and Refunding Mortgage
     Bonds, Series 97C (Ba2, BB)
       7.750% 06/01/02 .......................            1,060        1,103,725
     Series D
       7.875% 10/01/24 .......................              720          757,800
   Long Island Lighting Co.
     Debentures (Baa3, A-)
     9.000% 11/01/22 .........................            1,615        1,857,250
   Niagara Mohawk Power Corp.
     First Mortgage Bonds (Ba1, BBB-)
     8.750% 04/01/22 .........................            1,110        1,200,188
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 .........................            1,567        1,590,505
   TU Electric Capital V,
     Capital Securities (Baa2, BBB)
     8.175% 01/30/37 .........................            1,410        1,441,725
                                                                    ------------
                                                                      10,655,956
                                                                    ------------
Waste Management -- 0.1%
   USA Waste Services, Inc. ..................
     Sr. Notes (Baa3, BBB+)
     7.125% 10/01/07 .........................              415          440,938
                                                                    ------------
   TOTAL CORPORATE BONDS
     (Cost $141,554,434) .....................                       142,514,925
                                                                    ------------



                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
MUNICIPAL BONDS -- 3.9%
   California State G.O
     (FGIC Insured) (Aaa, AAA)
     5.000% 02/01/23 .........................       $      500       $  495,000
   Illinois State G.O. .......................
     (MBIA Insured) (Aaa, AAA)
     4.750% 06/01/23 .........................              850          814,938
   Jacksonville, Florida Electric
     Authority, Electric System Revenue
     Bonds Series 3-A (Aa2, AA)
     5.000% 10/01/23 ..........................             675          669,938
   Massachusetts Bay Transportation
     Authority, General Transportation
     Systems Revenue Bonds
     Series A (MBIA Insured)
       (Aaa, AAA)
       4.750% 03/01/21 .......................              765          732,488
     Series D (Aa3, AA-)
       5.000% 03/01/27 .......................              130          129,188
   Massachusetts State Turnpike
     Authority, Metropolitan Highway
     Systems Revenue Bonds, Series A
     (MBIA Insured) (Aaa, AAA)
     5.000% 01/01/27 .........................              100           99,000
   Massachusetts State Water
     Resources Authority, General
     Revenue Bonds, Series A
     (FSA Insured) (Aaa, AAA)
     4.750% 08/01/27 .........................              960          914,400
   Municipal Electric Authority of
     Georgia, Project One Sub Lien
     Revenue Bonds, Series A
     (Aaa, AAA)
     5.000% 01/01/26 .........................            2,725        2,704,563
   Nevada State G.O.
     (Municipal Bond Bank Project
     Numbers 65 & R-6)
     (MBIA Insured) (Aaa, AAA)
     4.750% 05/15/26 .........................            1,000          957,500
   New Jersey Economic
     Development Authority, State
     Pension Funding Revenue Bonds,
     (FSA Insured) Series B (Aaa, AAA)
       0.000% 02/15/20 .......................              155           43,341
     Series B (AMBAC Insured)
       (Aaa, AAA)
       0.000% 02/15/09 .......................              155           85,541
       0.000% 02/15/02 .......................              165          137,016
       0.000% 02/15/07 .......................            1,410          879,093
       0.000% 02/15/08 .......................            1,285          756,210
       0.000% 02/15/03 .......................            1,085          855,588
       0.000% 02/15/01 .......................              320          282,182
     Series A (MBIA Insured)
       (Aaa, AAA)
       7.425% 02/15/29 .......................            2,420        2,864,990


                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
MUNICIPAL BONDS -- (continued)
   New York City Municipal Water
     Finance Authority, Water and
     Sewer Systems Revenue Bond
     Series D (FGIC-TCRS Insured)
     (Aaa, AAA)
       4.750% 06/15/25 .......................      $       395      $   380,681
     Series D (MBIA IBC Insured)
     (Aaa, AAA)
       4.750% 06/15/25 .......................              735          707,438
   New York Metropolitan Transit
     Authority Dedicated Tax
     Fund Revenue Bonds, Series A
     (FGIC Insured) (Aaa, AAA)
     4.750% 04/01/28 .........................              260          249,275
   South Carolina State Public
     Service Authority, Revenue
     Bonds Series A (MBIA Insured)
     (Aaa, AAA)
     5.000% 01/01/29 .........................              530          527,350
   Tampa, Florida Health Systems
     Revenue Bonds (Aaa, AAA)
     4.750% 11/15/28 .........................               45           42,750
                                                                     -----------
   TOTAL MUNICIPAL BONDS
     (Cost $14,633,997) ......................                        15,328,470
                                                                     -----------

FOREIGN GOVERNMENT BONDS -- 6.5%
   Federal Republic of Brazil
     MYDFA Trust Certificates
     (NR, NR)
     6.563% 09/15/07 .........................            1,707          917,567
   International Bank for
     Reconstruction & Development
     U.S. Dollar Bonds (Aaa, AAA)
     7.625% 01/19/23 .........................              550          691,625
   Republic of Argentina
     Secured Par Bonds Series L-GP
       (Ba3, BB)
       5.750% 11/30/98 .......................              445          275,066
     Structured Notes (Ba3, BB)
       8.726% 04/10/05 .......................            1,150          977,500
     Yankee Spread Adjusted Notes
       (Ba3, BB)
       9.150% 11/30/98 .......................            2,750        2,213,750
   Republic of Bulgaria
     Discount Bonds, Series A
     (B2, NR)
     6.688% 01/28/99 .........................            2,305        1,279,275
   Republic of Colombia
     Notes (Baa3, BBB-)
     8.625% 04/01/08 .........................            2,985        2,328,300
   Republic of Poland
     Past Due Interest Bonds
     (Baa3, BBB-)
       4.000% 10/27/14 .......................            1,050          870,188
       4.000% 10/27/14 .......................            8,420        6,525,500



                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
 FOREIGN GOVERNMENT BONDS -- (continued)
   United Kingdom
     Treasury Bonds (AAA, NR)
     7.250% 12/07/07 GBP .....................            3,350      $ 6,400,213
   United Mexican States
     Par Bonds, Series W-B (Ba2, BB)
     6.250% 12/31/19 .........................      $     4,150        3,034,688
                                                                     -----------
   TOTAL FOREIGN
     GOVERNMENT BONDS
     (Cost $28,983,582) ......................                        25,513,672
                                                                     -----------

AGENCY OBLIGATIONS -- 31.3%
Federal Home Loan Mortgage Corporation -- 6.6%
   Various Pools:
     6.500% 07/01/99 .........................               81           81,597
     7.000% 12/01/09 ..................... ...              777          794,928
   15-Year Gold TBA
     0.000% 04/01/12 .........................           17,425       17,719,047
   REMIC-PAC Series 1014 Class E
     7.950% 02/15/20..........................            1,467        1,488,180
   REMIC-PAC Series 1660 Class E
     6.000% 01/15/07 .........................            2,135        2,142,224
   MACR Series 1860 Principal Only
     0.000% 02/15/24 .........................            1,689        1,397,447
   MACR Series 1934, Class AB
     6.000% 08/15/07 .........................            2,495        2,506,653
                                                                     -----------
   TOTAL FEDERAL HOME
     LOAN MORTGAGE
     CORPORATION .............................                        26,130,076
                                                                     -----------
Federal National Mortgage Association -- 23.7%
   Various Pools:
    10.000% 02/01/05 .........................              224          237,400
    10.000% 01/01/10 .........................              979        1,061,255
     6.000% 04/01/28 .........................              139          136,488
     6.000% 11/01/12 .........................              492          490,916
     6.000% 04/01/28 .........................              149          146,588
     6.000% 06/01/28 .........................              137          135,204
     6.000% 08/01/28 .........................              714          703,458
     6.000% 08/01/28 .........................              149          146,273
     6.000% 07/01/13 .........................              957          955,398
     6.000% 03/01/13 .........................              531          530,362
     6.000% 03/01/28 .........................              238          234,036
     6.000% 07/01/13 .........................              498          497,229
     6.000% 04/01/28 .........................               84           82,888
     6.000% 05/01/28 .........................            1,980        1,950,301
     6.000% 06/01/13 .........................              335          334,265
     6.000% 04/01/13 .........................            2,715        2,709,909
     6.000% 07/01/13 .........................              516          515,472
     6.000% 08/21/28 .........................              693          682,605
     6.000% 08/01/28 .........................               99           97,515
     6.000% 08/01/28 .........................              693          682,388
     6.000% 08/01/28 .........................              525          516,830


                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------

Federal National Mortgage Association -- (continued)
   6.000% 08/01/13 ...........................      $     2,742      $ 2,737,158
   6.000% 07/01/13 ...........................              990          988,144
   6.000% 08/01/13 ...........................              506          505,417

 (TBA)
   6.000% 08/01/13 ...........................              173          172,926
   6.000% 08/01/13 ...........................              970          968,381
 15-Year TBA's
   7.000% 01/01/11 ...........................            1,450        1,479,906
   6.000% 01/15/11 ...........................            3,850        3,836,766
   6.500% 05/01/13 ...........................           15,520       15,723,700
 30-Year TBA's
   6.000% 10/15/17 ...........................            1,950        1,917,703
   8.000% 03/15/25 ...........................           13,890       14,376,150
   6.500% 09/01/27 ...........................           29,290       29,427,297
   7.000% 07/01/28 ...........................            7,695        7,827,258
 REMIC-PAC 1991-165 Class M
   8.250% 12/25/21 ...........................               13           13,626
 REMIC-PAC Series 1993-235
   Class G PO
   0.000% 09/25/23 ...........................               90           57,290
 MACR Series 1996-5 Class
   PX PO
   0.000% 11/25/23 ...........................              235          170,375
 REMIC Series 1997-16 Class
   M PO (Aaa, AAA)
   0.000% 02/25/23 ...........................              170          124,180
                                                                     -----------
TOTAL FEDERAL NATIONAL
  MORTGAGE ASSOCIATION .......................                        93,173,057
                                                                     -----------
Government National Mortgage Association -- 0.2%
   Various Pools:
    6.500% 09/15/03 ..........................                8            8,345
    8.250% 08/15/04 ..........................                1              583
    9.000% 11/15/04 ..........................                1            1,092
    9.000% 12/15/04 ..........................                1              887
    8.250% 04/15/06 ..........................                1            1,413
   13.500% 07/15/14 ..........................                1              922
    9.000% 12/15/16 ..........................               34           36,219
    8.000% 04/15/17 ..........................              123          128,029
    9.000% 08/15/21 ..........................              489          523,029
                                                                     -----------
   TOTAL GOVERNMENT
     NATIONAL MORTGAGE
     ASSOCIATION .............................                           700,519
                                                                     -----------
Miscellaneous -- 0.9%
   Government Trust Certificates
     Collateral Trust Notes Series 1C
     (Aaa, AAA)
     9.250% 11/15/01 .........................              425          441,952
   National Archives Facility Trust
     COP (Aaa, AAA)
     8.500% 09/01/19 .........................              682          850,269





                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
Miscellaneous -- (continued)
   Tennessee Valley Authority
     Debentures, Series B (Aaa, NR)
       6.235% 07/15/45 .......................     $         60     $     62,775
     Power Bonds Series A (Aaa, AAA)
       5.880% 04/01/36 .......................            1,980        2,029,500
                                                                    ------------
                                                                       3,384,496
                                                                    ------------
   TOTAL AGENCY OBLIGATIONS
     (Cost $215,203,961) .....................                       123,388,148
                                                                    ------------

ASSET BACKED SECURITIES -- 6.8%
   AESOP Funding II LLC,
     Automobile Lease Contracts,
     Series 1997-1, Class A1
     (Aaa, AAA)
     6.220% 10/20/01 .........................              720          727,200
   Capita Equipment Receivables
     Trust Series 1996-1, Class A3
     (Aaa, AAA)
     6.110% 07/15/99 .........................            1,131        1,133,080
   Cityscape Home Equity Loan Trust,
     Home Equity Loan Certificates
     Series 1996-2, Class A2
     (Aaa, AAA)
     7.200% 11/15/06 .........................              500          507,136
   ContiMortgage Home Equity
     Loan Trust Series 1996-4,
     Class A8 (Aaa, AAA)
       7.220% 01/15/28 .......................              820          880,393
     Series 1998-1, Class A5 (Aaa, AAA)
       6.430% 04/15/16 .......................            1,980        2,048,293
   Fleetwood Credit Corp. Grantor
     Trust, RV Retail Installment
     Sale Contracts Series 1997-B,
     Class A (Aaa, AAA)
       6.400% 05/15/13 .......................              761          770,739
     Series 1993-B, Class A
       (Aaa, AAA)
       4.950% 08/15/08 .......................              361          358,080
     Series 1994-B, Class A
       (Aaa, AAA)
       6.750% 03/15/10 .......................            1,228        1,250,610
   Goldome Credit Corp. Home Equity
     Trust Series 1990-1, Class A
     (Aa2, AA)
     10.000% 07/15/05 ........................               45           45,338


                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      ----------

ASSET BACKED SECURITIES -- (continued)
 Green Tree Financial Corp.
  Manufactured Housing Retail
  Installment Sales Contracts,
  Series 1995-6, Class A3
    (Aaa, AAA)
    6.650% 09/15/26 ..........................       $    2,721       $2,758,521
  Series 1995-8, Class A2
    (Aaa, AAA)
    6.150% 12/15/26 ..........................                6            6,142
  Series 1997-3, Class A3
    (Aaa, NR)
    6.730% 07/15/28 ..........................              700          723,770
  Series 1997-6 Class A3
    (NR, AAA)
    6.320% 01/15/29 ..........................              640          648,000
  Series 1998-4 Class A3
    (Aaa, NR)
    5.980% 08/01/08 ..........................            3,180        3,189,938
  Series 1995-5, Class A3
    (Aaa, AAA)
    6.250% 09/15/26 ..........................              302          304,088
Green Tree Home Equity Loan
  Trust Home Equity Loan
  Certificate Series 1998-C,
  Class A2 (NR, AAA)
  6.030% 07/15/29 ............................            2,945        2,950,062
Green Tree Recreational,
  Equipment & Consumer Trust,
  Consumer Products & Equipment
  Retail Installments Sales Contracts
  Series 1997-C, Class A1
    (NR, AAA)
    6.490% 02/15/18 ..........................              690          709,936
  Series 1998-B, Class A3
    (NR, AAA)
    6.050% 10/15/10 ..........................            1,065        1,077,481
Green Tree Securitized Net
  Interest Margin Trust, REMIC,
  Series 1994-A, Class A (Baa3, NR)
  6.900% 02/15/04 ............................              857          858,853
IMC Home Equity Loan Trust,
  Home Equity Loan Certificates
  Series 1998-3, Class A3
  (Aaa, AAA)
  6.160% 05/20/14 ............................            1,055        1,055,824
Merrill Lynch Mortgage Investors,
  Inc., Manufactured Housing
  Retail Installment Sales Contracts
  Series 1991-C, Class A
  (Aaa, AAA)
  9.000% 07/15/11 ............................               57           57,928



                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
ASSET BACKED SECURITIES -- (continued)
   New Century Home Equity Loan
     Trust Mortgage Loan Certificates
     Series 1997-NC6, Class A4
     (Aaa, AAA)
     6.730% 07/25/22 .........................      $       675      $   695,812
   New York City Tax Lien
     144A Collateralized Bonds,
     Series 1996-1, Class C (NR, A)
       7.110% 05/25/05 .......................              171          172,110
     Series 1997-1 Class A
       (Aaa, AAA)
       6.460% 05/25/05 .......................               94           95,056
   Oakwood Mortgage Investors Inc.
     Manufactured Housing Retail
     Installment Sales Contracts
     Series 1996-A Class A3
     (NR, AAA)
     6.600% 05/15/21 .........................              105          107,792
   Southern Pacific Secured Assets
     Corp. Mortgage Loan
     Certificates Series 1998-1,
     Class A2 (Aaa, AAA)
     6.270% 03/25/28 .........................            2,455        2,467,275
   UCFC Acceptance Corp. Home
     Equity Loan Certificates
     Series 1996-B1, Class A7
     (Aaa, AAA)
     8.200% 09/15/27 .........................              745          802,104
   Vanderbilt Mortgage Finance,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-B, Class A3 (NR)
     6.675% 05/07/06 .........................              325          330,070
   World Omni Automobile Lease
     Securitization Trust, Retail
     Closed-End Lease Contracts
     Series 1995-A, Class A
     (Aaa, AAA)
     6.050% 11/25/01 .........................               48           47,880
                                                                     -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $18,247,418) ......................                        26,779,511
                                                                     -----------

COLLATERALIZED MORTGAGED
BACKED SECURITIES -- 3.9%
 Asset Securitization Corp. ..................
     Series 1996-MD6, Class A6
       (Baa2, BBB)
       7.106% 09/13/98 .......................              760          790,519
     Series 1997-D5, Class A1D
       (Aaa, AAA)
       6.850% 02/14/41 .......................            1,845        1,932,638



                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
COLLATERALIZED MORTGAGED
  BACKED SECURITIES -- (continued)
Carousel Center Finance Inc.
  144A Series 1, Class C,
  (NR, BBB+)
  7.527% 11/15/07 ............................      $       367      $   373,771
Collateralized Mortgage Obligation
  Trust, REMIC, Series 54, Class C
  (Aaa, AAA)
  9.250% 11/01/13 ............................                1            1,419
G3 Mortgage Reinsurance Ltd.
  Mortgage Default Recourse Notes,
  Series 1, Class A (Baa2, BBB)
  6.648% 09/25/98 ............................              950          950,296
General Motors Acceptance Corp.
  Commercial Mortgage
  Securities, Inc. Series 1997-C1,
  Class A2 (Aaa, AAA)
  6.853% 09/15/06 ............................              530          550,703
Kidder Peabody Acceptance Corp.
  Series 1993-M1, Class A1
    (NR, AA2)
    7.150% 04/25/25 ..........................              331          330,950
  Series 1994-C1, Class A
    (NR, AAA)
    6.650% 02/01/06 ..........................              390          404,638
  Series 1994-C1, Class B
    (NR, AA)
    6.850% 02/01/06 ..........................            1,305        1,326,206
PaineWebber Mortgage Acceptance
  Corp. IV Multifamily Mortgage
  Pass-Throughs Series 1995-M1,
  Class A 144A (NR, NR)
    6.700% 01/15/07 ..........................            1,430        1,463,683
  Class D 144A (NR, NR)
    7.300% 01/15/07 ..........................              420          426,021
Salomon Brothers Mortgage
  Securities VII, 144A Series
  1997-TZH, Class A2 (Aa2, NR)
    7.174% 03/25/22 ..........................            1,925        2,023,055
  REMIC Series 1997-NC4,
    Class A (NR, AAA)
    5.948% 09/25/98 ..........................               67           67,197
Structured Asset Securitization Corp.
  Series 1996-CFL,
  Class A1C (NR, AAA)
    5.944% 02/25/28 ..........................              883          883,390
  Series 1998-C2, Class A
  (Aaa, NR)
    5.826% 09/25/98 ..........................            3,859        3,847,296
                                                                     -----------
TOTAL COLLATERALIZED
  MORTGAGED BACKED
  SECURITIES
  (Cost $24,591,319) .........................                        15,371,782
                                                                     -----------


                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
COMMON STOCK -- 0.0%
Packaging/Containers -- 0.0%
   Crown Packaging Enterprises,
     Ltd .....................................     $     45,544     $        455
                                                                    ------------
   TOTAL COMMON STOCK
     (Cost $0) ...............................                               455
                                                                    ------------
PREFERRED STOCKS -- 1.5%
Financial Services -- 0.4%
   Lehman Brothers Holdings Inc.
     5.67% Cumulative, Series ................           10,800          526,500
   Travelers Group Inc.
     6.213% Cumulative Series ................           16,800          919,800
                                                                    ------------
                                                                       1,446,300
                                                                    ------------
Real Estate -- 1.1%
   American RE Capital Corp.
     8.50% Cumulative, Series A ..............           29,600          778,850
   California Federal Preferred
     Capital Corp.
     9.125% Noncum.
     Exchangeable Series A ...................           86,350        2,280,180
   NB Capital Corp.
     8.35% Noncum. Exchangeable ..............           46,600        1,252,375
                                                                    ------------
                                                                       4,311,405
                                                                    ------------
   TOTAL PREFERRED STOCKS
     (Cost $5,634,342) .......................                         5,757,705
                                                                    ------------

                                                        Par
                                                       (000)
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 9.0%
U.S. Treasury Bills -- 0.1%
     4.860% 09/24/98 .........................               75           74,698
     4.870% 09/24/98 .........................              200          199,286
     4.990% 09/24/98 .........................               55           54,718
                                                                    ------------
                                                                         328,702
                                                                    ------------
U.S. Treasury Bonds -- 0.4%
     8.875% 08/15/17 .........................            1,250        1,751,984
                                                                    ------------
U.S. Treasury Notes -- 8.2%
     8.500% 02/15/00 .........................              220          230,439
     5.375% 02/15/01 .........................           13,420       13,540,659
     6.625% 06/30/01 .........................              185          192,674
     6.250% 06/30/02 .........................            8,600        8,957,513
     7.500% 02/15/05 .........................                5            5,656
     6.250% 02/15/07 .........................            8,450        9,086,328
                                                                    ------------
                                                                      32,013,269
                                                                    ------------
U.S. Treasury Strip Bonds -- 0.3%
     0.000% 11/15/16 .........................            3,430        1,266,191
                                                                    ------------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $34,588,525) ......................                        35,360,146
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      -----------
WARRANTS -- 0.0%
   Capital Pacific Holdings Group,
     Inc .....................................            2,528    $       1,896
   Checkers Drive-In Restaurants .............            2,642              495
   Uniroyal Technology Corp. .................           10,800           74,250
                                                                   -------------
   TOTAL WARRANTS
     (Cost $14,178) ..........................                            76,641
                                                                   -------------
SHORT TERM INVESTMENTS -- 23.6%
   Discount Notes
     5.440% 09/11/98 .........................           93,000       92,859,467
                                                                   -------------
   TOTAL INVESTMENTS -- 122.7%
     (Cost $483,451,756) .....................                       482,950,922
                                                                   -------------
   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- 22.7% ....................                      (89,417,810)
                                                                   -------------
   NET ASSETS (Applicable to
     25,039,577 BEA Institutional
     Shares) -- 100.0% .......................                     $ 393,533,112
                                                                   =============
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($393,533,112 divided by 25,039,577) ....                     $       15.72
                                                                   =============

*Also cost for Federal income tax purposes at August 31, 1998 is $483,461,036.
 The gross appreciation (depreciation) on a tax basis is as follows:



   Gross Appreciation ........................                     $   5,798,874
   Gross Depreciation ........................                       (6,308,988)
                                                                   -------------
   Net Appreciation ..........................                     $   (510,114)
                                                                   =============

  + Variable rate obligations -- The interest shown is the rate as of August
    31, 1998.
 ++ Step Bond -- The interest rate as of August 31, 1998 is 0% and will reset to interest rate shown at a future date.
+++ Securities have no stated maturity date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1998 and are unaudited.


                             CURRENCY ABBREVIATIONS
GBP ...................................................... United Kingdom Pounds

                            INVESTMENT ABBREVIATIONS
FRN ......................................................... Floating Rate Note
MACR .............................................. Modified and Combinable Real
                                                       Estate Investment Conduit
PAC ................................................. Planned Amortization Class
REMIC .................................. Real Estate Mortgage Investment Conduit
TBA ............................................................ To Be Announced

At August 31, 1998, Net Assets Consisted Of:
                                                                       Amount
                                                                    ------------
Capital Paid-In ...............................................    $386,873,312
Accumulated Net Investment Income .............................       4,330,226
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions .................       3,255,148
Net Unrealized Depreciation on
   Investments and Other ......................................        (925,574)
--------------------------------------------------------------------------------
NET ASSETS ....................................................    $393,533,112
--------------------------------------------------------------------------------

               See Accompanying Notes to Financial Statements.

                     BEA Strategic Global Fixed Income Fund
                           Portfolio Managers' Letter

                                                              September 24, 1998
Dear Shareholders:

We are pleased to report on the results of the BEA Strategic Global Fixed Income Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund was $15.10, compared to an NAV of $15.41 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions of $.9387 per share) was 4.19%. By comparison, the unhedged J.P. Morgan Global Government Bond Index (the "Index") gained 9.63% during the same period.

Two factors were most responsible for the Fund's underperformance (compared to the Index) during the period. These were its meaningful exposure to "spread product"--debt securities whose market valuation is greatly driven by the differences, known as "spreads," between their yields and those of U.S. Treasury debt--and holdings in emerging market debt instruments.

We also note that much of the underperformance occurred in the month of August alone. Market volatility in August was so high, in fact, that many spread product sectors generated their worst-ever, relative returns for a single month.

Returns among the various spread product sectors have been negative over the last year, as several classic "flight to quality" reactions caused Treasuries to become the favored asset among fixed income investors. Factors driving the flight to quality included the financial crisis in Emerging Asia, problematic economic and political conditions in Japan, deterioration in the Russian economy and a generalized concern about possible currency devaluations.

While Treasuries gained from the flight to quality, spread product fell. Indeed, yield spreads began to grow to their historically widest levels in September 1997, when the Fund's fiscal year started. This was particularly true of emerging debt markets, which, as measured by J.P. Morgan's EMBI+ index, lost 29.9% of their value during the fiscal year. Although the Fund's exposure to the emerging sector was modest throughout the year, the sector's weakness was sufficient to account for much of the Fund's underperformance.

As developments occur in the global fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Senior Vice President
Diane C. Damskey, Senior Vice President
Ira Edelblum, Senior Vice President
Robert W. Justich, Senior Vice President

                     BEA Strategic Global Fixed Income Fund
                     Portfolio Managers' Letter (Concluded)


Comparison of Change in Value of $10,000 Investment in the BEA Strategic Global Fixed Income Fund and the JP Morgan Global Government Bond Index (unhedged) from Inception 6/28/94, Period Ended 7/31/94, and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                          BEA STRATEGIC                          JP MORGAN
                        GOVT. BOND INDEX                       GLOBAL FIXED
                           (UNHEDGED)                           INCOME FUND
                        ----------------                       ------------
06/28/94                     10,000                               10,000
07/31/94                     10,027                               10,115
08/31/94                     10,001                               10,089
11/30/94                     10,045                               10,161
02/28/95                     10,274                               10,659
05/31/95                     11,156                               11,696
08/31/95                     11,072                               11,496
11/30/95                     11,574                               12,003
02/29/96                     11,668                               11,957
05/31/96                     11,831                               11,907
08/31/96                     12,140                               12,283
11/30/96                     12,815                               12,776
02/28/97                     12,531                               12,284
05/31/97                     12,673                               12,408
08/31/97                     12,684                               12,487
11/30/97                     13,006                               12,878
02/28/98                     13,170                               13,089
05/31/98                     13,232                               13,247
08/31/98                     13,215                               13,689

                                                 ------------------------
                                                      AVERAGE ANNUAL
                                                 TOTAL RETURN (UNAUDITED)
                                                 ------------------------
                                                 One Year           4.19%
                                                 Three Years        6.07%
                                                 From Inception     6.89%
                                                 ------------------------

Note: Past performance is not predictive of future performance.

                     BEA Strategic Global Fixed Income Fund
                              of The RBB Fund, Inc.
                             Schedule of Investments
                                 August 31, 1998

                                                            Par
                                                           (000)      Value
                                                         ---------   --------

INTERNATIONAL BONDS -- 54.2%
Argentina -- 1.2%
   Disco S.A.
     144A Notes (Ba3, BB)
     9.875%  05/15/08 ................................    $     15   $ 10,913
   Republic of Argentina
     FRB (Ba3, BB)
       6.625%  03/31/05 ..............................         124     80,275
   Secured Par Bonds, Series L-GP
       (Ba3, BB)
       5.750%  11/30/98 ..............................         255    157,144
   Yankee Spread Adjusted
       Notes (Ba3, BB)
       9.150%  11/30/02 ..............................          80     64,400
   Structured Notes (Ba3, BB)
       8.940%  04/10/05 ..............................          35     29,750
                                                                    ---------
                                                                      342,482
                                                                    ---------
Brazil -- 1.0%
   Banco Nacional de Desenvolvimento
     Economico e Social
     144A Structured Notes (B1, BB-)
     10.800%  06/16/08 ...............................          45     43,987
   Cia. Petroleo Ipiranga S.A.
     Sr. Notes (NR, NR)
     10.625%  02/25/02 ...............................          65     52,000
   Federal Republic of Brazil
     Global Bonds (B2, BB-)
     9.375%  04/07/08 ................................          65     39,081
   MYDFA Trust Certificates
     (NR, NR)
     6.563%  09/15/07 ................................         235    126,226
   Globo Comunicacoes e Participacoes S.A.
     144A Sr. Notes (B2, BB-)
     10.625% 12/05/08 ................................          45     30,488
                                                                    ---------
                                                                      291,782
                                                                    ---------
Bulgaria -- 0.4%
   Republic of Bulgaria
     Discount FRN, Series A (B2, NR)
     6.688% 07/28/24 .................................         205    113,775
                                                                    ---------
Canada -- 1.2%
   Government of Canada
     Debentures (Aa1, AAA)
     5.500% 02/01/00 ................................. CND     250    159,174
     7.000% 12/01/06 .................................         250    173,395
                                                                    ---------
                                                                      332,569
                                                                    ---------
Colombia -- 0.7%
   Republic of Colombia
     Global Bonds (Baa3, BBB-)
       8.625% 04/01/08                                    $    210    163,800
     Yankee Notes (Baa3, BBB-)
       8.820%  08/13/05 ..............................          40     34,990
                                                                    ---------
                                                                      198,790
                                                                    ---------
Finland -- 0.2%
   Okobank Perpetual Medium Term
     FRN (A3, NR)
     6.188%+++ .......................................         60      58,800
                                                                    ---------
France -- 3.6%
   Cie. Financiere de Paribas
     Sub. Notes (A3, A-)
     6.950% 07/22/13 .................................        100     101,500
   Credit Lyonnais
     Perpetual Sub. VRN,
     Rule 144A (Baa2, NR)
     6.750%+++ .......................................         90      85,950
   L'Auxiliare du Credit Foncier de
     France Gtd. Notes (Baa3, NR)
     5.582% 09/25/02 .................................        125     120,787
   Republic of France
     Treasury Bonds (Aaa, NR)
     7.500% 04/25/05 ................................. FRF  3,600     728,832
                                                                   ----------
                                                                    1,037,069
                                                                   ----------
Germany -- 17.2%
   Federal Republic of Germany
     Eurobonds (Aaa, NR)
     6.000% 02/16/06 ................................. DEM  2,630   1,664,489
     6.000% 07/04/07 .................................      5,000   3,221,133
                                                                   ----------
                                                                    4,885,622
                                                                   ----------
Japan -- 0.3%
   Fuji Finance (Cayman) Ltd.
     Perpetual Sub. FRN (Ba1, NR)
     6.550%                                                $   70      50,400
     Perpetual Gtd. Medium Term
       Notes (A3, NR)
       7.300%.........................................         50      36,000
                                                                   ----------
                                                                       86,400
                                                                   ----------
Kazakhstan -- 0.0%
   Kazkommerts International BV
     144A Gtd. Notes (B2, B+)
     11.250% 05/08/01 ................................         10       5,000
                                                                   ----------
Mexico -- 0.8%
   Fifth Mexican Acceptance Corp.
     Rule 144A Gtd. Notes (NR, NR)
     8.000% 12/15/98 .................................        500     141,600
   Grupo Transportacion Ferroviaria
     Mexicana S.A. de C.V. Yankee
     Gtd. Sr. Discount Notes
     (B2, B+)
     0.000% 06/15/07 .................................         30      16,050
   United Mexican States
     Sr. Notes
     (Ba2, BB)
     8.625% 03/12/08 .................................         83      64,792
                                                                   ----------
                                                                      222,442
                                                                   ----------

                 See Accompanying Notes to Financial Statements.

                                                                     Par
                                                                    (000)           Value
                                                                    ------        ----------
Netherlands -- 4.3%
   Kingdom of the Netherlands
     Government Bonds (Aaa, NR)
     5.750% 01/15/04 ..................................   NLG        2,250       $ 1,223,311
                                                                                 -----------
New Zealand -- 2.7%
   Government of New Zealand
     Bonds (Aaa, AAA)
     8.000% 02/15/01 ..................................   NZD        1,000           511,149
     8.000% 04/15/04 ..................................                500           264,640
                                                                                 -----------
                                                                                     775,789
                                                                                 -----------
Norway -- 0.2%
   Petroleum Geo-Services ASA
     Yankee Senior Notes
     (Baa3, BBB)
     7.125% 03/30/28 ..................................         $       60            60,300
                                                                                 -----------
Poland -- 1.5%
   Republic of Poland
     Past Due Interest Bonds
       (Baa3, BBB-)
       4.000% 10/27/14 ................................                445           346,487
     RSTA Bonds
       (Baa3, BBB-)
       3.750% 10/27/98 ................................                 45            31,725
     Par Bonds (Baa3, BBB-)
       3.000% 10/27/24 ................................                 95            58,425
                                                                                 -----------
                                                                                     436,637
                                                                                 -----------
Russia -- 0.5%
   AO Sibneft
     144A Loan Participation
     Notes (NR, NR)
     9.688% 08/15/00 ..................................                250            94,080
   Russian Federation, Ministry of
     Finance 144A Bonds (B3, CCC-)
     12.750% 06/24/28 .................................                 20             5,000
   Bank of Foreign Economic Affairs
     of the USSR (Vneshekonombank)
     Debentures Series 19 Year FRB
     (Ca, NR)
     6.625% 12/15/15 ..................................                205            33,515
                                                                                 -----------
                                                                                     132,595
                                                                                 -----------
Supranational -- 7.0%
   European Investment Bank
     Eurobonds (Aaa, AAA)
     5.000% 04/15/08 ..................................   ITL    1,000,000           589,552
   International Bank for
     Reconstruction & Development
     Japanese Yen Global Bonds
     (Aaa, AAA)
     5.250% 03/20/02 ..................................   JPY      170,000         1,392,937
                                                                                 -----------
                                                                                   1,982,489
                                                                                 -----------
Sweden -- 1.4%
   ForeningsSparbanken AB
     Perpetual Sub. FRN (A3, NR)
     7.500%+++.........................................         $       40       $    42,176
   Skandinaviska Enskilda Banken AB
     Perpetual Sub. FRN
     (NR, NR)
     7.500%+++.........................................                350           357,903
                                                                                 -----------
                                                                                     400,079
                                                                                 -----------
United Kingdom -- 10.0%
   U.K. Treasury
     Gilt Bonds (Aaa, NR)
     7.500% 12/07/06 ..................................   GBP        1,500         2,853,208
                                                                                 -----------
   TOTAL INTERNATIONAL BONDS
     (Cost $15,896,418) ...............................                           15,439,139
                                                                                 -----------
DOMESTIC BONDS -- 50.5%
CORPORATE BONDS -- 19.2%
Banking -- 1.5%
   Chase Manhattan Corp.
     Sub. Notes (A1, A)
     6.375% 04/01/08 ..................................        $        85            85,850
   First Republic Bank
     Sub. Notes (NR, BB+)
     7.750% 09/15/12 ..................................                200           211,500
   National Westminster Bank
     Gtd. Capital Notes (Aa3, AA-)
     9.375% 11/15/03 ..................................                 15            17,363
   Sovereign Bancorp
     Sr. Notes (NR, BBB-)
     6.750% 07/01/00 ..................................                115           116,006
                                                                                 -----------
                                                                                     430,719
                                                                                 -----------
Broadcasting -- 0.2%
   Fox/Liberty Networks L.L.C.,
     Sr. Discount Notes (B1, B)
       9.750% 08/15/07 ................................                 15             9,150
     Sr. Notes (B1, B)
       8.875% 08/15/07 ................................                 45            42,413
                                                                                 -----------
                                                                                      51,563
                                                                                 -----------
Cable -- 0.2%
   CSC Holdings, Inc.
     Sr. Notes (Ba2, BB+)
     7.875% 12/15/07 ..................................                 40            40,250
   Diamond Cable Communications plc
     144A Yankee Sr. Discount
     Notes (Caa1, B-)
     10.750% 02/15/07 .................................                 25            18,719
                                                                                 -----------
                                                                                      58,969
                                                                                 -----------
Electronics -- 0.3%
   Seagate Technology, Inc.
     Sr. Debentures (Baa3, BBB)
     7.450% 03/01/37 ..................................                 90            91,013
                                                                                 -----------


                 See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------      ----------
Entertainment -- 2.0%
   Time Warner, Inc.
     Debentures (Baa3, BBB-)
       8.050% 01/15/16 .......................       $      140      $  154,525
     Debentures (Ba1, BBB-)
       6.850% 01/15/26 .......................              400         415,500
                                                                     ----------
                                                                        570,025
                                                                     ----------
Financial Services -- 3.9%
   AT&T Capital Corp. Medium
     Term Notes Series 4
     (Baa3, BBB)
     6.920% 04/29/99 .........................              320         322,157
   BellSouth Capital Funding Corp.
     Debentures (Aa1, AAA)
     6.040% 11/15/26 .........................              340         350,200
   First Nationwide (Parent)
     Holdings, Inc.
     Sr. Notes (Ba3, B)
     12.500% 04/15/03 ........................              170         190,825
   General Motors Acceptance Corp.
     Medium Term Notes (A2, A)
     6.210% 09/19/00 .........................              240         243,000
                                                                     ----------
                                                                      1,106,182
                                                                     ----------
Health Care -- 1.5%
   Columbia/HCA Healthcare Corp.
     Debentures (Ba2, BBB)
     8.360% 04/15/24 .........................               55          54,685
   Merck & Co., Inc. Medium
     Term Notes, Series B
     (Aaa, AAA)
     5.760% 05/03/37 .........................              370         380,175
                                                                     ----------
                                                                        434,860
                                                                     ----------
Industrial Goods & Materials -- 0.3%
   Dresser Industries, Inc.
     Debentures (Aa3, A)
     7.600% 08/15/45 .........................               70          82,338
                                                                     ----------
Real Estate -- 1.4%
   EOP Operating L.P.
     Notes (Baa1, BBB)
     6.375% 02/15/03 .........................              100         101,000
   Health and Retirement Properties
     Trust Remarketed Reset Notes
     (Baa2, BBB)
     6.288% 07/09/07 .........................              310         308,838
                                                                     ----------
                                                                        409,838
                                                                     ----------
Retail -- 1.0%
   KMart Corp.
     Medium Term Notes, Series C
     (Ba2, BB)
      7.820% 01/02/02 .......................          $    100      $   99,250
      7.840% 01/02/02 .......................               100          99,375
     Series D (Ba2, BB)
      7.770% 07/02/02 .......................               100          99,125
                                                                     ----------
                                                                        297,750
                                                                     ----------
Telecommunications -- 2.2%
   CenCall Communications Corp.
     Sr. Discount Notes (B2, CCC+)
     10.125% 01/15/04 ........................               15          15,150
   CS Wireless Systems, Inc.
     Sr. Discount Notes Series B
     (Ca, C)
     11.375% 03/01/06 ........................               70          16,800
   GTE Corp.
     Debentures (Baa1, A)
     6.840% 04/15/18 .........................              225         230,063
   MCI Communications Corp.
     Sr. Notes (Baa2, BBB+)
     6.125% 04/15/12 .........................               45          45,169
   Nextel Communications Inc.
     Sr. Serial Redeemable Discount
     Notes (B2, CCC+)
     10.650% 09/15/07 ........................              210         127,838
   Tele-Communications Inc.
     Medium Term Notes
     (Ba2, BB+)
     6.340% 02/01/02 .........................               55          55,825
   Wireless One, Inc.
     Sr. Discount Notes (Ca, CCC+)
     13.500% 08/01/06 ........................               45           4,500
   Worldcom Inc.,
     Notes (Baa2, BBB+)
     6.950% 08/15/28 .........................               85          83,300
                                                                     ----------
                                                                        578,645
                                                                     ----------
Transportation -- 1.7%
   Continental Airlines, Inc.
     Sr. Notes (Ba2, B+)
     9.500% 12/15/01 .........................              120         124,200
   Norfolk Southern Corp.
     Notes (Baa1, BBB+)
     7.050% 05/01/37 .........................               75          81,375
   Northwest Airlines, Inc.
     Gtd. Notes (Ba2, BB)
     7.625% 03/15/05 .........................              230         234,888
   US Air, Inc.
     Gtd. Sr. Notes (B1, B)
     9.625% 02/01/01 .........................               50          51,875
                                                                       --------
                                                                        492,338
                                                                       --------

                 See Accompanying Notes to Financial Statements.

                                                            Par
                                                           (000)       Value
                                                        ----------   ----------

Utilities -- 3.0%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 ...............................    $      150   $  171,188
   Connecticut Light and Power Co.
     First and Ref. Mortgage Bonds,
       Series 97C (Ba2, BB)
       7.750% 06/01/02 .............................            75       78,094
     First and Ref. Mortgage Bonds,
       Series D (Ba2, BB)
       7.875% 10/01/24 .............................            40       42,100
   Long Island Lighting Co.
     Debentures (Baa3, A-)
     8.900% 07/15/19 ...............................            70       74,288
     9.000% 11/01/22 ...............................           145      166,750
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     (Ba1, BBB-)
     8.750% 04/01/22 ...............................           185      200,031
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 ...............................           130      131,950
                                                                     ----------
                                                                        864,401
                                                                     ----------
   TOTAL CORPORATE BONDS
     (Cost $5,888,197) .............................                  5,468,641
                                                                     ----------
MUNICIPAL BONDS -- 1.7%
   Illinois State G.O.
     (MBIA Insured) (Aaa, AAA)
     4.750% 06/01/23 ...............................            15       14,381
   Jacksonville, Florida Electric
     Authority Electric Revenue
     Bond Series 3-A (Aa2, AA)
     5.000% 10/01/23 ...............................            20       19,850
   Massachusetts State Water
     Resources Authority, General
     Revenue Bonds Series A
     (FSA Insured) (Aaa, AAA)
     4.750% 08/01/27 ...............................            25       23,844
   Massachussetts Bay Transportation
     Authority General Transportation
     Systems Revenue Bonds Series A
     (MBIA Insured) (Aaa, AAA)
     4.750% 03/01/21 ...............................            35       33,556
   Municipal Electric Authority of
     Georgia Project One Sub. Lien
     Revenue Bonds, Series A
     (Aaa, AAA)
     5.000% 01/01/26 ...............................           260      258,375

   New Jersey Economic
     Development Authority, Pension
     Funding Revenue Bonds, Series A
     (MBIA Insured) (Aaa, AAA)
     7.425% 02/15/29 ...............................       $   105   $  124,307
   New York City Municipal Water
     Finance Authority, Water and
     Sewer Systems Revenue Bonds
     Series D (FGIC TCRS Insured)
     (Aaa, AAA)
     4.750% 06/15/25 ...............................            10        9,638
                                                                     ----------
   TOTAL MUNICIPAL BONDS
     (Cost $460,940) ...............................                    483,951
                                                                     ----------
ASSET BACKED SECURITIES -- 3.8%
   ContiMortgage Home Equity
     Loan Trust Home Equity Loan
     Certificates Series
       1996-4, Class A8 (Aaa, AAA)
       7.220% 01/15/28 .............................            10       10,736
     Series 1998-1,
       Class A5 (Aaa, AAA)
       6.430% 04/15/16 .............................            70       72,414
   Fleetwood Credit Corp. Grantor
     Trust, RV Retail Installment Sales
     Contracts, Series 1997-B,
     Class A (Aaa, AAA)
     6.400% 05/15/13 ...............................           207      209,145
   Green Tree Financial Corp.
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1997-6 Class A3
     (NR, AAA)
     6.320% 01/15/29 ...............................           190      192,375
     Series 1998-4 Class A3
     (Aaa, NR)
     5.980% 08/01/08 ...............................           120      120,375
   Green Tree Home Equity Loan
     Trust, Home Equity Loan
     Certificates Series 1998-C,
     Class A2 (NR, AAA)
     6.030% 07/15/29 ...............................           100      100,172
   Green Tree Recreational,
     Equipment & Consumer Trust,
     Consumer Products & Equipment
     Retail Installment Sales Contracts
     Series 1998-B, Class A-3
     (NR, AAA)
     6.050% 10/15/10 ...............................            15       15,176

                 See Accompanying Notes to Financial Statements.

                                                            Par
                                                           (000)       Value
                                                        ----------  -----------

   ASSET BACKED SECURITIES -- (continued)
   Green Tree Recreational,
     Equipment and Consumer Trust,
     Consumer Products & Equipment
     Retail Installment Sales Contracts
     Series 1997-C Class A1 (NR, AAA)
     6.490% 02/15/18 ...............................    $      204  $   210,354
   IMC Home Equity Loan Trust,
     Home Equity Loan Certificates
     Series 1998-3, Class A3
     (Aaa, AAA)
     6.160% 05/20/14 ...............................            35       35,027
   New Century Home Equity Loan
     Trust Mortgage Loan Certificates
     Series 1997-NC6, Class A4
     (Aaa, AAA)
     6.730% 07/25/22 ...............................            20       20,617
   Southern Pacific Secured Assets
     Corp. Mortgage Loan Certificates
     Series 1998-1, Class A2
     (Aaa, AAA)
     6.270% 02/15/18 ...............................            80       80,400
   UCFC Acceptance Corp. Home
     Equity Loan Certificates,
     Series 1996-B1, Class A7
     (Aaa, AAA)
     8.200% 09/15/27 ...............................            25       26,916
                                                                    -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $950,870) ...............................                  1,093,707
                                                                    -----------
COLLATERALIZED MORTGAGE
BACKED SECURITIES -- 0.6%
Asset Securitization Corp.
     Series 1997-D5, Class A1D
     (Aaa, AAA)
     6.850% 02/14/41 ...............................           130      136,175
   General Motors Acceptance Corp.
     Commercial Mortgage
     Securities, Inc. Series 1997-C1
     Class A2 (Aaa, AAA)
     6.853% 09/15/06 ...............................            20       20,781
                                                                    -----------
   TOTAL COLLATERALIZED
     MORTGAGE BACKED
     SECURITIES
     (Cost $279,161) ...............................                    156,956
                                                                    -----------
AGENCY OBLIGATIONS -- 14.6%
Federal Home Loan Mortgage Corporation -- 5.4%
   Various Pools:
    7.000% 12/01/09 ................................           389      397,464
   15-Year Gtd. TBA 08/01/12 .......................           605      615,209
    6.500% 01/01/13 ................................           500      506,562
                                                                    -----------
                                                                      1,519,235
                                                                    -----------
Federal National Mortgage Association -- 9.2%
   Various Pools:
   15-Year TBA
    7.000% 06/01/13 ................................    $       50  $    51,031
    6.000% 08/01/13 ................................            40       39,925
    6.000% 08/01/13 ................................           208      207,510
   30-Year TBA
    7.000% 12/31/25 ................................           235      239,039
    6.500% 09/01/27 ................................           940      944,406
    8.000% 06/01/28 ................................           525      543,375
    6.000% 04/01/28 ................................           114      112,143
    6.000% 03/01/28 ................................           260      261,219
    6.000% 08/01/28 ................................           134      131,645
    6.000% 08/01/28 ................................            30       29,255
   REMIC Series 1997-16 Class M
     Principle Only (Aaa, AAA)
     0.000% 02/25/23 ...............................            80       58,438
                                                                    -----------
                                                                      2,617,986
                                                                    -----------
   TOTAL AGENCY OBLIGATIONS
     (Cost $4,096,519) .............................                  4,137,221
                                                                    -----------
U.S. TREASURY OBLIGATIONS -- 10.6%
U.S. Treasury Bills -- 0.1%
    4.990% 09/24/98 ................................            30       29,904
                                                                    ------------
U.S. Treasury Bonds --6.2%
    6.875% 08/15/25 ................................         1,485    1,779,693
                                                                    -----------
U.S. Treasury Notes -- 4.3%
    5.375% 02/15/01 ................................           435      438,911
    6.250% 06/30/02 ................................           195      203,106
    6.250% 02/15/07 ................................           540      580,665
                                                                    -----------
                                                                      1,222,682
                                                                    -----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $2,893,330) .............................                  3,032,279
                                                                    -----------
   TOTAL DOMESTIC BONDS
     (Cost $14,569,017) ............................                 14,372,755
                                                                    -----------

SHORT-TERM INVESTMENTS -- 0.3%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     4.938% 09/01/98 ........................,......           106      106,000
                                                                    -----------
   TOTAL SHORT-TERM
     INVESTMENTS
     (Cost $106,000) ...............................                    106,000
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

               BEA Strategic Global Fixed Income Fund (Concluded)


                                                            Par
                                                           (000)       Value
                                                        ----------   ----------



TOTAL INVESTMENTS -- 105.0%
(Cost $30,571,435) .................................                 29,917,894
                                                                   ------------
   OTHER LIABILITIES IN EXCESS
     OF ASSETS -- (5.0%) ...........................                 (1,434,510)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ......................               $ 28,483,384
                                                                   ============

   * Also cost for Federal income tax purposes at August 31, 1998 is $30,580,634. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation  ................................           $113,330
        Gross Depreciation  ................................           (776,070)
                                                                      ---------
        Net Appreciation....................................          $(662,740)
                                                                      =========
 *** Non-income producing securities which are in default.

   + Variable rate obligations -- The interest shown is the rate as of August 31, 1998.

  ++ Step Bond -- The interest rate as of August 31, 1998 is 0% and will reset to interest rate shown at a future date.

 +++ Securities have no stated maturity date.

++++ Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr S.A. de C.V.

 (a) With additional 750,000 rights attached, expiring 06/03/2006, with no market value.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1998 and are unaudited.


                             CURRENCY ABBREVIATIONS
CND .......................................................Canadian Dollars
DEM .......................................................German Deutschmarks
FRF .......................................................French Francs
GBP .......................................................United Kingdom Pounds
ITL .......................................................Italian Lira
JPY .......................................................Japanese Yen
NLG .......................................................Netherland Guilder
NZD .......................................................New Zealand Dollar

                            INVESTMENT ABBREVIATIONS
FRB .......................................................Floating Rate Bond
FRN .......................................................Floating Rate Note



                 See Accompanying Notes to Financial Statements.

                     BEA Strategic Global Fixed Income Fund
                              of The RBB Fund, Inc.
                       Statement of Assets and Liabilities
                                 August 31, 1998



ASSETS
   Investments at value (Cost $30,571,435) .....................   $ 29,917,894
   Interest receivable .........................................        773,839
   Investments sold receivable .................................        702,435
   Prepaid expenses ............................................         33,801
   Other assets ................................................        942,409
                                                                   ------------
     Total Assets ..............................................     32,370,378

LIABILITIES
   Investments purchased payable ...............................      3,655,374
   Forward currency contracts payable ..........................        205,094
   Accrued expenses payable ....................................         17,901
   Futures margin payable ......................................          8,625
                                                                   ------------
     Total Liabilities .........................................      3,886,994

NET ASSETS (Applicable to 1,886,423 BEA Institutional Shares) ..   $ 28,483,384
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER BEA INSTITUTIONAL SHARE ($28,483,384
   divided by 1,886,423) .......................................   $      15.10
                                                                   ============
NET ASSETS CONSISTED OF:
   Capital Paid-In .............................................   $ 29,133,251
   Accumulated Net Investment Loss .............................       (525,810)
   Accumulated Net Realized Gain on
     Security and Foreign Exchange Transactions ................        754,133
   Net Unrealized Depreciation on
     Investments and Other .....................................       (878,190)
                                                                   ------------
NET ASSETS .....................................................   $ 28,483,384
                                                                   ============


                 See Accompanying Notes to Financial Statements.

                               BEA High Yield Fund
                           Portfolio Managers' Letter


                                                             September 24, 1998
Dear Shareholders:

We are pleased to report on the results of the BEA High Yield Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund's Institutional Class was $16.60, compared to an NAV of $17.08 on August 31, 1997. As a result, the Institutional Class's total return (assuming reinvestment of dividends of $1.4246 per share) was 5.48%. By comparison, the Credit Suisse First Boston High Yield Index (the "Index") gained 1.46% during the same period.

The NAV of the Fund's Advisor Class was $16.62 on August 31, 1998, compared to an NAV of $17.08 on August 31, 1997. As a result, the Advisor Class's total return (assuming reinvestment of dividends of $1.3694 per share) was 5.27% versus 1.46% for the Index.

The Fund outperformed the Credit Suisse First Boston benchmark over the 12-month period due to the same factors that drove outperformance in the fiscal year's first half:

o Overweight in telecommunications. We continue to like telecom because of its potential consolidation opportunities and attractive growth prospects. As has been the case for some time now, it is the portfolio's most heavily weighted sector and one of its most heavily overweighted sectors relative to the benchmark. The Fund thus benefited disproportionately from the announced mergers of WorldCom with MCI and AT&T with Tele-Communications.

o Overweight in gaming. Consolidation activity remains the prime attraction for investors in gaming. Our overweight left the Fund well positioned when several deals were announced, such as Hilton's acquisition of Grand Casinos.

o Underweight in energy. Prices for the world's major commodities, including oil and gas, have been battered as a result of the severe economic crisis in Asia. We avoided much of the decline in energy-related securities by keeping a low presence in the sector and concentrating on energy service companies.

o Domestic focus. Events in Asia had little impact on the Fund, as our largest sector weightings--which account for about half of total assets--were almost exclusively focused on the domestic U.S. market. The portfolio also had relatively low exposure to steel, paper and chemicals, which are the high yield market's cyclical industry groups most negatively affected by the Asian turmoil.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA High Yield Management Team

Richard J. Lindquist, CFA, Executive Director
Misia K. Dudley, Senior Vice President
Marianne Rossi, CFA, Senior Vice President
Mary Ann Thomas, CFA, Senior Vice President
John M. Tobin, CFA, Senior Vice President

                               BEA High Yield Fund
                     Portfolio Managers' Letter (Concluded)

Comparison of Change in Value of $10,000 Investment in the BEA High Yield Institutional Class and the CS First Boston High Yield Index from Inception 3/1/93 and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                             BEA HIGH                             CS FIRST
                            YIELD FUND                          BOSTON HIGH
                          INSTITUTIONAL                            YIELD
                              CLASS                                INDEX
                          -------------                         -----------
  3/1/93                     10,000                               10,000
 5/31/93                     10,607                               10,419
 8/31/93                     11,294                               10,809
11/30/93                     11,872                               11,209
 2/28/94                     12,128                               11,570
 5/31/94                     11,484                               11,143
 8/31/94                     11,539                               11,201
11/30/94                     11,449                               11,123
 2/28/95                     10,961                               11,638
 5/31/95                     12,010                               12,370
 8/31/95                     12,439                               12,680
11/30/95                     12,784                               13,029
 2/29/96                     13,665                               13,516
 5/31/96                     13,990                               13,662
 8/31/96                     13,984                               13,965
11/30/96                     14,571                               14,547
 2/28/97                     15,190                               15,219
 5/31/97                     15,350                               15,488
 8/31/97                     16,105                               16,119
11/30/97                     16,653                               16,553
 2/28/98                     17,514                               17,120
 5/31/98                     17,845                               17,387
 8/31/98                     16,988                               16,354

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                            One Year           5.48%
                            Three Years       10.95%
                            Five Years         8.52%
                            From Inception    10.11%
                         ------------------------------

Comparison of Change in Value of $10,000 Investment in the BEA High Yield Advisor Class and the CS First Boston High Yield Index from Inception 11/1/96 and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:


                            BEA HIGH                             CS FIRST
                           YIELD FUND                           BOSTON HIGH
                            ADVISOR                                YIELD
                             CLASS                                 INDEX
                           ----------                           -----------
 11/1/96                     10,000                               10,000
11/30/96                     10,110                               10,156
 2/28/97                     10,541                               10,625
 5/31/97                     10,646                               10,813
 8/31/97                     11,164                               11,253
11/30/97                     11,523                               11,556
 2/28/98                     12,114                               11,952
 5/31/98                     12,333                               12,138
 8/31/98                     11,752                               11,417

                         ------------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)
                            One Year           5.27%
                            From Inception     9.13%
                         ------------------------------

Note: Past performance is not predictive of future performance.

                               BEA High Yield Fund
                              of The RBB Fund, Inc.
                             Statement of Net Assets
                                 August 31, 1998


                                                       Par
                                                      (000)             Value
                                                    -----------       ----------


CORPORATE BONDS -- 91.6%
Aerospace/Defense -- 0.5%
   K&F Industries, Inc. Sr. Sub.
     Notes, Series B (B3, B-)
     9.250% 10/15/07 .........................       $      500       $  495,000
                                                                      ----------
Automotive -- 4.5%
   Aetna Industries, Inc.
     Sr. Notes (B3, B-)
     11.875% 10/01/06 ........................              500          528,125
   Cambridge Industries, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (B3, B-)
     10.250% 07/15/07 ........................              400          404,000
   Collins & Aikman Products Co.
     Gtd. Sr. Sub. Notes (B2, B)
     11.500% 04/15/06 ........................              450          488,812
   Consorcio G Grupo Dina S.A.
     de C.V./MCII Holdings
     (U.S.A.), Inc. Sr. Secured
     Discount Exchange Notes
     (NR, NR)
     9.875% 11/15/02 .........................              500          476,875
   Delco Remy International, Inc.
     Gtd. Sr. Sub. Notes (B2, B)
     10.625% 08/01/06 ........................              500          530,000
   Hayes Wheels International, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (B2, B)
     9.125% 07/15/07 .........................              350          336,875
   LDM Technologies, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (B3, B-)
     10.750% 01/05/07 ........................              400          406,500
   Oxford Automotive, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (Caa1, B-)
     10.125% 06/15/07 ........................              300          302,250
   Oxford Automotive, Inc.
     144A Gtd. Sr. Sub. Notes
     (Caa1, B-)
     10.125% 06/15/07 ........................              200          201,500
   Safelite Glass Corp.
     144A Sr. Sub. Notes (B3, B)
     9.875% 12/15/06 .........................              350          357,875
   Titan Wheel International, Inc.
     Sr. Sub. Notes (B1, BB-)
     8.750% 04/01/07 .........................              250          246,562
                                                                      ----------
                                                                       4,279,374
                                                                      ----------
Broadcasting -- 5.1%
   Allbritton Communications
     Company
       Sr. Sub. Notes,
         Series B (B3, B-)
         8.875% 02/01/08 .....................              250          256,250
       Sr. Sub. Debentures,
         Series B (B3, B-)
         9.750% 11/30/07 .....................              250         263,750

                                                       Par
                                                      (000)             Value
                                                    -----------       ----------

Broadcasting -- (continued)
   American Radio Systems Corp.
     Gtd. Sr. Sub. Notes (B2, BB-)
     9.000% 02/01/06 .........................       $      250       $  262,812
   Australis Holdings Pty. Ltd.
     Yankee Sr. Secured
     Discount Notes (NR, D)
     15.000% 11/01/02+ .......................              294           14,700
   Australis Media Ltd.
     Yankee Units (C, D)
     15.750% 05/15/03+ .......................                8              120
     15.750% 05/15/03+ .......................              900           13,500
   Capstar Broadcasting Partners, Inc.
     Sr. Discount Notes (NR, B-)
     12.750% 02/01/09+ .......................              500          376,875
   Chancellor Media Corp.
     Gtd. Sr. Sub. Notes (B2, B)
     9.375% 10/01/04 .........................              250          253,750
   EchoStar Communications Corp.
     Gtd. Sr. Discount Notes (B2, B-)
     12.875% 06/01/04+ .......................              350          335,125
   Granite Broadcasting Corp.
     Sr. Sub. Notes (B3, B-)
       9.375% 12/01/05 .......................              450          456,187
     144A Sr. Sub. Notes, Series A
       (B3, B-)
       8.875% 05/15/08 .......................              250          237,500
   Jacor Communications Co.
     Gtd. Sr. Sub. Notes (B2, B)
     9.750% 12/15/06 .........................              250          271,875
   Pegasus Communications Corp.
     Sr. Notes, Series B (B3, B-)
     9.625% 10/15/05 .........................              250          248,125
   Sinclair Broadcast Group
     Sr. Sub. Notes (B2, B)
     10.000% 09/30/05 ........................              400          420,500
   Spanish Broadcasting System, Inc.
     Gtd. Sr. Notes Series B (B2, B)
     11.000% 03/15/04 ........................              300          315,750
   TCI Satellite Entertainment, Inc.
     144A Sr. Sub. Discount Notes
     (Caa1, B)
       12.250% 02/15/07+ .....................              200          126,000
     144A Sr. Sub. Notes (Caa1, B)
       10.875% 02/15/07 ......................              450          418,500
   United International Holdings Inc.
     Sr. Secured Discount Notes,
     Series B (B3, B)
     10.750% 02/15/08+ .......................              600          282,000
   Young Broadcasting, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (B2, B)
     9.000% 01/15/06 .........................              250          259,375
                                                                      ----------
                                                                       4,812,694
                                                                      ----------
                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                       --------      -----------

Business Services -- 0.9%
   Iron Mountain, Inc.
     144A Sr. Sub. Notes (B3, B-)
     8.750% 09/30/09 .........................         $    500      $   483,750
   U.S. Office Products Company
     144A Gtd. Sr. Sub. Notes
     (B3, B-)
     9.750% 06/15/08 .........................              400          339,000
                                                                     -----------
                                                                         822,750
                                                                     -----------
Cable -- 11.0%
   Adelphia Communications Corp.
     Sr. Notes, Series B (B2, NR)
     10.500% 07/15/04 ........................              400          431,000
   Century Communications Corp.
     Sr. Discount Notes, Series B
     (Ba3, BB-)
     0.000% 01/15/08 .........................              800          363,000
   Charter Communications
     Southeast, L.P.
     Sr. Notes, Series B (B3, B)
     11.250% 03/15/06 ........................              900          996,750
   Comcast U.K. Cable Partners Ltd.
     Yankee Sr. Debentures (B2, B-)
     11.200% 11/15/07 ........................              750          622,500
   CSC Holdings, Inc.
     Sr. Debentures (B1, BB-)
     9.875% 02/15/13 .........................              500          545,000
   Diamond Cable
     Communications Plc, Yankee Sr
     Discount Notes (Caa1, B-)
     11.750% 12/15/05+ .......................              500          410,000
   DIVA Systems Corp.
     Units (NR, NR)
     13.000% 03/01/08+ .......................            2,527          909,720
   Falcon Holding Group L.P./
     Falcon Funding Corp.
       144A Sr. Debentures (B2, B)
         9.285% 04/15/10 .....................              500          317,500
       144A Sr. Discount Debentures
         (B2, B)
         8.375% 04/15/10 .....................              250          243,750
   Helicon Group L.P.
     Sr. Secured Notes, Series B
     (B1, B)
     11.000% 11/01/03 ........................              500          529,375
   James Cable Partners L.P./
     James Cable Finance Corp.
     Gtd. Sr. Notes, Series B (B2, B+)
     10.750% 08/15/04 ........................              500          510,000
   Jones Intercable, Inc.
     Notes (Ba2, BB+)
     7.625% 04/15/08 .........................              500          500,625
   Lenfest Communications, Inc.
     Sr. Notes (Ba3, BB+)
     8.375% 11/01/05 .........................              300          313,875

                                                         Par
                                                        (000)            Value
                                                       --------         --------
Cable -- (continued)
   Marcus Cable L.P.
     Sr. Discount Notes (B3, B)
     14.250% 12/15/05+ .......................      $       650      $   610,187
   Northland Cable Television, Inc.
     Gtd. Sr. Sub. Notes (B3, B-)
     10.250% 11/15/07 ........................              600          633,750
   NTL, Inc.
     Sr. Deferred Coupon Notes,
     Series A (B3, B-)
     11.000% 04/15/05+ .......................              750          645,000
   Rifkin Acquisition Partners L.P.
     Sr. Sub. Notes (B3, B-)
     11.125% 01/15/06 ........................              500          547,500
   Rogers Communications, Inc.
     Yankee Sr. Notes (B2, BB-)
     9.125% 01/15/06 .........................              550          544,500
   Telewest Communications plc
     Yankee Sub. Debentures
       (B1, B+)
       9.625% 10/01/06 .......................              250          246,250
     Yankee Sr. Discount
       Debentures (B1, B+)
       11.000% 10/01/07+ .....................              600          474,000
                                                                     -----------
                                                                      10,394,282
                                                                     -----------
Cellular/Wireless Communications -- 4.4%
   Advanced Radio
     Telecommunications Corp.
     Sr. Notes (Caa2, CCC)
     14.000% 02/15/07 ........................              500          402,500
   Clearnet Communications, Inc.
     Yankee Sr. Discount Notes
     (B3, NR)
     14.750% 12/15/05+ .......................              500          400,000
   Comcast Cellular Holdings, Inc.
     Sr. Notes, Series B (Ba3, BB+)
     9.500% 05/01/07+ ........................              400          388,500
   Dobson Communications Corp.
     144A Sr. Notes (NR, NR)
     11.750% 04/15/07 ........................              250          264,062
   Iridium Operating L.L.C./Iridium
     Capital Corp.
     Gtd. Sr. Notes, Series C/EN
     (B3, B-)
     11.250% 07/15/05 ........................              350          287,000
   McCaw International, Ltd.
     Sr. Discount Notes (Caa1, CCC+)
     13.000% 04/15/07 ........................              500          295,625
   Microcell Telecommunications Inc.
     Yankee Sr. Discount Notes,
     Series B (B3, NR)
     14.000% 06/01/06 ........................              500          335,625
   Nextel Communications, Inc.
     Sr. Discount Notes (B2, CCC+)
     9.750% 08/15/04+ ........................              500          485,625

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
   Cellular/Wireless Communications -- (continued)
   Price Communications Wireless, Inc.
     Sr. Sub. Notes, Series B (B3, CCC)
     11.750% 07/15/07 ........................       $      250       $  267,813
   Price Communications Cellular
     Holdings, Inc.
     Sr. Exchangeable PIK Notes
     (Caa1, NR)
     11.250% 08/15/08 ........................              250          252,500
   Sprint Spectrum L.P./
     Sprint Spectrum Finance Corp.
     Sr. Notes (Ba2, B+)
     11.000% 08/15/06 ........................              500          563,125
   Vanguard Cellular Systems, Inc.
     Sr. Debentures (B1, B+)
     9.375% 04/15/06 .........................              250          261,250
                                                                      ----------
                                                                       4,203,625
                                                                      ----------
Chemicals -- 1.7%
   ClimaChem, Inc.
     Gtd. Sr. Notes, Series B (B3, B)
     10.750% 12/01/07 ........................              500          511,250
   Pioneer Americas Acquisition Corp.
     Gtd. Sr. Secured Notes Series B
     (NR, B+)
     9.250% 06/15/07 .........................              250          219,375
   Radnor Holdings Corp.
     Gtd. Sr. Notes, Series B (B2, BB-)
     10.000% 12/01/03 ........................              500          506,875
   Sterling Chemical Holdings, Inc.
     Sr. Secured Discount Notes
     (Caa1, B+)
     13.500% 08/15/08+ .......................              700          350,000
                                                                      ----------
                                                                       1,587,500
                                                                      ----------
Computers, Software & Services -- 0.6%
   Verio, Inc.
     144A Units (B3, NR)
       13.500% 06/15/04 ......................              350          388,500
     144A Sr. Notes (B3, B-)
       10.375% 04/01/05 ......................              200          205,000
                                                                      ----------
                                                                         593,500
                                                                      ----------
Construction & Building Materials -- 2.1%
   Koppers Industries, Inc.
     Sr. Sub. Notes (B2, B-)
     9.875% 12/01/07 .........................              500          504,375
   Omega Cabinets, Ltd.
     Sr. Sub. Notes (B3, NR)
     10.500% 06/15/07 ........................              400          398,500
   Southdown, Inc.
     Sr. Sub. Notes, Series B
     (Baa3, BBB-)
     10.000% 03/01/06 ........................              500          543,125


                                                         Par
                                                        (000)            Value
                                                     ----------       ----------

Construction & Building Materials -- (continued)
   Waxman Industries, Inc. ...................
     Sr. Notes, Series B (Caa1, CCC+)
     12.750% 06/01/04+ .......................       $      600       $  564,000
                                                                      ----------
                                                                       2,010,000
                                                                      ----------
 Consumer Products & Services -- 1.5%
   Coinstar, Inc.
     Sr. Discount Notes (NR, NR)
     13.000% 10/01/06+ .......................              525          428,531
   Holmes Products Corp.
     Gtd. Sr. Sub. Notes, Series B
     (B3, B-)
     9.875% 11/15/07 .........................              250          252,500
   Packaged Ice Inc.
     144a Gtd. Sr. Notes (B3, B)
     9.750% 02/01/05 .........................              250          247,500
   Signature Brands USA, Inc.
     Sr. Sub. Notes (B3, B-)
     13.000% 08/15/02 ........................              250          279,687
   Werner Holding Co., Inc.
     Gtd. Sr. Sub. Notes,
     Series A (B2, B-)
     10.000% 11/15/07 ........................              250          255,312
                                                                      ----------
                                                                       1,463,530
                                                                      ----------
Electronics -- 0.9%
   Elgar Holdings, Inc.
     144A Gtd. Sr. Notes (B2, NR)
     9.875% 02/01/08 .........................              500          425,000
   Unisys Corporation
     Sr. Notes, Series B (Ba3, BB-)
     12.000% 04/15/03 ........................              400          447,500
                                                                      ----------
                                                                         872,500
                                                                      ----------
Energy -- 3.6%
   Bellwether Exploration Company
     Gtd. Sr. Sub. Notes (B3, B-)
     10.875% 04/01/07 ........................              250          248,437
   Cliffs Drilling Company
     Gtd. Sr. Notes, Series D (B1, B+)
     10.250% 05/15/03 ........................              350          372,750
   Dailey International Inc.
     Gtd. Sr. Notes, Series B (B2, B-)
     9.500% 02/15/08 .........................              400          351,500
   Forcenergy, Inc.
     Sr. Sub. Notes (B2, B-)
     9.500% 11/01/06 .........................              250          234,687
   HS Resources Inc.
     Gtd. Sr. Sub. Notes (B2, B)
     9.250% 11/15/06 .........................              400          390,500
   KCS Energy Inc.
     Gtd. Sr. Sub. Notes (B3, B-)
     8.875% 01/15/08 .........................              250          200,000
   Kelley Oil & Gas Corp.
     Gtd. Sr. Sub. Notes, Series B
     (B3, B-)
     10.375% 10/15/06 ........................              400          380,000

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------

Energy -- (continued)
   Nuevo Energy Company
     Gtd. Sr. Sub. Notes (B1, B+)
     9.500% 04/15/06 .........................       $      250       $  242,500
   Plains Resources, Inc.
     Gtd. Sr. Sub. Notes,
     Series B (B2, B-)
     10.250% 03/15/06 ........................              250          249,375
   Pride Petroleum Services, Inc.
     Sr. Notes (Ba3, BB)
     9.375% 05/01/07 .........................              300          298,875
   Southwest Royalties, Inc.
     Gtd. Sr. Notes, Series B (Caa2, B-)
     10.500% 10/15/04 ........................              300          225,000
   Wiser Oil Co.
     Gtd. Sr. Sub. Notes (B2, B-)
     9.500% 05/15/07 .........................              250          209,375
                                                                      ----------
                                                                       3,402,999
                                                                      ----------
Entertainment -- 3.1%
   American Skiing Co.
     Sr. Sub. Notes, Series B
     (B3, CCC+)
     12.000% 07/15/06 ........................              400          427,000
   AMF Bowling Worldwide, Inc.
     Gtd. Sr. Sub. Notes, Series B
       (B2, B)
       10.875% 03/15/06 ......................              350          332,500
     Gtd. Sr. Sub. Discount Notes,
       Series B (B2, B)
       12.250% 03/15/06 ......................              459          312,120
   Booth Creek Ski Holdings, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (Caa1, B-)
     12.500% 03/15/07 ........................              400          401,000
   Hollywood Theaters, Inc.
     Gtd. Sr. Sub. Notes (B3, B-)
     10.625% 08/01/07 ........................              500          509,375
   KSL Recreation Group, Inc.
     Sr. Sub. Notes, Series B (B3, B-)
     10.250% 05/01/07 ........................              350          372,312
   Premier Parks, Inc.
     Sr. Notes (B3, B-)
       9.250% 04/01/06 .......................              250          235,000
     Gtd. Sr. Notes (B1, B)
       9.750% 01/15/07 .......................              250          258,125
                                                                      ----------
                                                                       2,847,432
                                                                      ----------
Financial Services -- 0.3%
   Fifth Mexican Acceptance Corp.
     144A Gtd. Notes (NR, NR)
     8.000% 12/15/98 .........................            1,040          294,528
                                                                      ----------
Food & Beverage -- 2.4%
   AmeriServ Food Distribution, Inc.
     Gtd. Sr. Notes (B1, B+)
     8.875% 10/15/06 .........................              500          466,875


                                                         Par
                                                        (000)           Value
                                                     ----------       ----------

Food & Beverage -- (continued)
   Archibald Candy Corp.
     Gtd. Sr. Secured Notes (B2, B)
     10.250% 07/01/04 ........................       $      300       $  312,000
   Delta Beverage Group, Inc.
     Sr. Notes (B2, B+)
     9.750% 12/15/03 .........................              250          257,812
   Eagle Family Foods, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (B3, B-)
     8.750% 01/15/08 .........................              350          330,750
   Fleming Companies, Inc.
     Gtd. Sr. Sub. Notes, Series B
     (B3, B+)
     10.500% 12/01/04 ........................              150          151,125
   International Home Foods, Inc.
     Gtd. Sr. Sub. Notes (B2, B-)
     10.375% 11/01/06 ........................              250          270,625
   Premium Standard Farm Inc.
     Sr. Secured Notes (NR, NR)
     11.000% 09/17/03 ........................              450          472,500
                                                                      ----------
                                                                       2,261,687
                                                                      ----------
Health Care -- 2.8%
   Beverly Enterprises, Inc.
     Gtd. Sr. Notes (Ba3, B+)
     9.000% 02/15/06 .........................              400          395,500
   InSight Health Services Corp.
     144A Gtd. Sr. Sub. Notes (B3, B-)
     9.625% 06/15/08 .........................              400          387,000
   Integrated Health Services, Inc.
     Sr. Sub. Notes, Series A (B2, B-)
     9.500% 09/15/07 .........................              250          230,625
   Mariner Health Group, Inc.
     Sr. Sub. Notes, Series B (B2, B-)
     9.500% 04/01/06 .........................              250          258,750
   Oxford Health Plans, Inc.
     144A Sr. Notes (Caa1, B-)
     11.000% 05/15/05 ........................              400          328,000
   Paracelsus Healthcare Corp.
     Sr. Sub. Notes (B3, B-)
     10.000% 08/15/06 ........................              250          240,000
   Quest Diagnostics, Inc.
     Gtd. Sr. Sub. Notes (B2, B+)
     10.750% 12/15/06 ........................              500          548,125
   Tenet Healthcare Corp.
     Sr. Sub. Notes (Ba3, BB-)
     8.625% 01/15/07 .........................              250          258,125
                                                                      ----------
                                                                       2,646,125
                                                                      ----------
Industrial Goods & Materials -- 2.4%
   Anchor Lamina Inc./Anchor
     Lamina America, Inc.
     144A Sr. Sub. Notes (B3, B-)
     9.875% 02/01/08 .........................              500          477,500

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------

   Industrial Goods & Materials -- (continued)
   Derlan Manufacturing, Inc.
     Yankee Sr. Notes (B3, B+)
     10.000% 01/15/07 ........................       $      250       $  255,312
   International Utility Structures Inc.
     144A Sr. Sub. Notes (NR, NR)
     13.000% 02/01/08 ........................              350          360,500
   Jordan Industries Inc.
     Sr. Notes, Series B (B3, B+)
     10.375% 08/01/07 ........................              500          488,750
   Morris Material Handling, Inc.
     144A Gtd. Sr. Notes (B2, B)
     9.500% 04/01/08 .........................              400          339,000
   Motors and Gears, Inc.
     Sr. Notes, Series D (B3, B)
     10.750% 11/15/06 ........................              250          247,812
   Thermadyne Holdings Corp.
     144A Sr. Discount Debentures
     (Caa1, CCC+)
     12.500% 06/01/08+ .......................              250          125,000
                                                                      ----------
                                                                       2,293,874
                                                                      ----------
Metals & Mining -- 2.9%
   Gulf States Steel, Inc.
     First Mortgage Notes (B1, B-)
     13.500% 04/15/03 ........................              400          351,500
   Haynes International, Inc.
     Sr. Notes (B3, B-)
     11.625% 09/01/04 ........................              500          550,625
   Ivaco, Inc.
     Yankee Sr. Notes (B1, B+)
     11.500% 09/15/05 ........................              250          269,375
   Metallurg, Inc.
     Sr. Notes, Series B (B3, B-)
     11.000% 12/01/07 ........................              500          515,625
   NS Group, Inc.
     Gtd. Sr. Secured Notes (Ba2, B+)
     13.500% 07/15/03 ........................              240          261,300
   Weirton Steel Corporation
     Sr. Notes (B2, B)
     11.375% 07/01/04 ........................              350          357,000
   WHX Corporation
     Sr. Exchange Notes (B3, B)
     10.500% 04/15/05 ........................              500          446,250
                                                                      ----------
                                                                       2,751,675
                                                                      ----------
Office Equipment & Supplies -- 0.4%
   Knoll, Inc.
     Sr. Sub. Notes (B1, B+)
     10.875% 03/15/06 ........................              325          362,375
                                                                      ----------
Packaging/Containers -- 1.7%
   BPC Holding Corporation
     Sr. Secured Notes, Series B
     (Caa3, NR)
     12.500% 06/15/06 ........................              500          539,375


                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
   Packaging & Containers -- (continued)
   Crown Packaging Enterprises Ltd.
     Yankee Sr. Secured Discount
     Notes (Ca, NR)
     14.000% 08/01/06+ .......................       $      775       $    8,719
   Four M Corp.
     Gtd. Sr. Secured Notes,
     Series B (B3, B)
     12.000% 06/01/06 ........................              250          245,625
   Plastic Containers, Inc.
     Sr. Secured Notes, Series B
     (B1, B+)
     10.000% 12/15/06 ........................              500          521,250
   Stone Container Finance Co.
     Yankee Gtd. Sr. Notes (B2, B)
     11.500% 08/15/06 ........................              250          264,063
                                                                      ----------
                                                                       1,579,032
                                                                      ----------
Paper & Forest Products -- 2.8%
   Ainsworth Lumber Co. Ltd.
     Yankee Sr. Secured PIK Notes
     (B3, B)
     12.500% 07/15/07 ........................              400          423,000
   Bear Island Paper Company, L.L.C./
     Bear Island Finance Company II
     Sr. Secured Notes, Series B (B2, B)
     10.000% 12/01/07 ........................              400          400,000
   Crown Paper Co.
     Sr. Sub. Notes (B3, B)
     11.000% 09/01/05 ........................              400          352,000
   FiberMark, Inc.
     Sr. Notes (B1, BB-)
     9.375% 10/15/06 .........................              250          256,563
   MAXXAM Group Holdings Inc.
     144A Sr. Secured Notes,
     Series B (B3, CCC+)
     12.000% 08/01/03 ........................              400          438,500
   Printpack Inc.
     Sr. Sub. Notes, Series B (B3, B+)
     10.625% 08/15/06 ........................              350          369,250
   Uniforet, Inc.
     Yankee Gtd. Sr. Secured Notes
     (B2, B)
     11.125% 10/15/06 ........................              500          401,250
                                                                      ----------
                                                                       2,640,563
                                                                      ----------
Pharmaceuticals -- 0.4%
   ICN Pharmaceutical Inc.
     144A Sr. Notes (Ba3, BB)
     8.750% 11/15/08 .........................              400          384,000
                                                                      ----------
Publishing & Information Services -- 3.9%
   Ampex Corp.
     Sr. Notes, Series B (NR, B+)
     12.000% 03/15/03 ........................              500          507,500
   Gray Communications Systems, Inc.
     Gtd. Sr. Sub. Notes (B3, B-)
     10.625% 10/01/06 ........................              200          213,500

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------

Publishing & Information Services -- (continued)
   Hollinger International
     Publishing Inc.
     Gtd. Sr. Sub. Notes (B1, BB-)
     9.250% 03/15/07 .........................       $      250       $  253,125
   InterAct Systems Inc.
     144A Sr. Discount Notes
     (NR, NR)
     14.000% 08/01/03+ .......................              700          273,000
   Level 3 Communications, Inc.
     144A Sr. Notes (B3, B)
     9.125% 05/01/08 .........................              400          358,000
   Liberty Group Publishing, Inc.
     Sr. Discount Debentures
     (Caa1, CCC+)
     11.625% 02/01/09+ .......................              300          172,125
   Mentus Media Corp.
     144A Sr. Secured Notes (NR, NR)
     12.000% 02/01/03 ........................              527          527,000
   Nebraska Book Co.,
     144A Sr. Sub. Notes (B3, B-)
     8.750% 02/15/08 .........................              250          235,313
   Orbital Imaging Corp.
     144A Units (NR, NR)
     11.625% 03/01/05 ........................              500          501,250
   Sun Media Corp.
     Yankee Sr. Sub. Notes (B3, B-)
     9.500% 02/15/07 .........................              194          193,758
     9.500% 05/15/07 .........................               65           64,919
   Tri-State Outdoor Media Group, Inc.
     144A Sr. Notes (NR, NR)
     11.000% 05/15/08 ........................              400          400,000
                                                                      ----------
                                                                       3,699,490
                                                                      ----------
Real Estate -- 0.3%
   HMH Properties, Inc.
     Gtd. Sr. Notes, Series A (Ba2, BB)
     7.875% 08/01/05 .........................              250          238,750
                                                                      ----------
Restaurants, Hotels & Gaming -- 8.4%
   American Restaurant Group Inc.
     144A Sr. Secured Notes,
     Series A (B3, B)
     11.500% 02/15/03 ........................              500          475,000
   AmeriKing, Inc.
     Gtd. Sr. Notes (B3, B-)
     10.750% 12/01/06 ........................              400          416,500
   Ameristar Casinos, Inc.
     Gtd. Sr. Sub. Notes,
     Series B (B3, B-)
     10.500% 08/01/04 ........................              500          515,625
   CapStar Hotel Co.
     Sr. Sub. Notes (Ba3, B)
     8.750% 08/15/07 .........................              250          240,000
   Casino America, Inc.
     Gtd. Sr. Notes (B1, B+)
     12.500% 08/01/03 ........................              500          552,500


                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
Restaurants, Hotels & Gaming -- (continued)
Casino Magic of Louisiana Corp.
  Gtd. First Mortgage Notes,
  Series B (B3, B-)
  13.000% 08/15/03 ...........................       $      600       $  688,500
Coast Hotels and Casinos, Inc.
  Gtd. First Mortgage Notes,
  Series B (B2, B+)
  13.000% 12/15/02 ...........................              350          394,188
Friendly Ice Cream Corp.
  Gtd Sr. Notes (B1, B)
  10.500% 12/01/07 ...........................              250          223,125
Grand Casinos, Inc.
  Gtd. Sr. Notes, Series B (B2, B+)
  9.000% 10/15/04 ............................              250          265,938
Hard Rock Hotel, Inc.
  144A Sr. Sub. Notes (B3, B-)
  9.250% 04/01/05 ............................              400          407,000
Horseshoe Gaming L.L.C
  Gtd. Sr. Sub. Notes,
  Series B (B3, B+)
  9.375% 06/15/07 ............................              500          501,250
Mohegan Tribal Gaming Authority
  Sr. Secured Notes, Series B
  (Ba1, BB+)
  13.500% 11/15/02 ...........................              400          516,500
Players International, Inc.
  Sr. Notes (Ba3, BB-)
  10.875% 04/15/05 ...........................              250          265,938
Prime Hospitality Corp.
  Secured First Mortgage Notes
  (Ba2, BB)
  9.250% 01/15/06 ............................              250          257,500
Red Roof Inns, Inc.
  Sr. Exchange Notes (B2, B)
  9.625% 12/15/03 ............................              250          252,813
Showboat Marina Casino
  Partnership/Showboat Marine
  Finance Corp. First Mortgage
  Notes, Series B (B2, BB-)
  13.500% 03/15/03 ...........................              450          527,625
Sun International Hotels Ltd.
  Yankee Gtd. Sr. Sub. Notes
  (Ba3, B+)
  9.000% 03/15/07 ............................              400          404,000
The Majestic Star Casino L.L.C.
  Sr. Exchange Secured Notes
  (B2, B)
  12.750% 05/15/03 ...........................              500          533,750
Waterford Gaming L.L.C./
  Waterford Gaming Finance Corp.
  Sr. Notes (NR, NR)
  12.750% 11/15/03 ...........................              473          514,979
                                                                      ----------
                                                                       7,952,731
                                                                      ----------

               See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
Retail Trade -- 3.2%
   County Seat Stores, Inc.
     144A Units (NR, NR)
     12.750% 11/01/04 ........................       $      500       $  522,500
   Finlay Enterprises, Inc.
     Sr. Secured Debentures (B2, B)
     9.000% 05/01/08 .........................              500          428,750
   Jitney-Jungle Stores of America, Inc.
     Gtd. Sr. Notes (B2, B+)
     12.000% 03/01/06 ........................              250          272,500
   K Mart Corp.
     Debentures (Ba2, BB)
     7.750% 10/01/12 .........................              500          488,125
   Mrs. Fields' Original Cookies Inc.
     Gtd. Sr. Notes, Series B (B2, NR)
       10.125% 12/01/04 ......................              350          336,875
     144A Gtd. Sr. Notes, Series A
       (B2, B+)
       10.125% 12/01/04 ......................              150          144,375
   Mrs. Fields' Holding Co., Inc.
     144A Units (Caa2, B-)
     14.000% 12/01/05+ .......................              200          111,500
   Pantry, Inc.
     Gtd. Sr. Sub. Notes (B3, B-)
     10.250% 10/15/07 ........................              250          244,688
   Pathmark Stores,
     Sr. Sub Notes (Caa1, CCC+)
     9.625% 05/01/03 .........................              500          481,250
                                                                      ----------
                                                                       3,030,563
                                                                      ----------
Telecommunications -- 14.4%
   Bell Technology Group Ltd.
     144A Units (NR, NR)
     13.000% 05/01/05 ........................              300          286,500
   Dobson Wireline Company
     144A Sr. Notes (NR, NR)
     12.250% 06/15/08 ........................              400          368,000
   DTI Holdings, Inc.
     144A Sr. Discount Notes
     (NR, NR)
     12.500% 03/01/08+ .......................              600          244,500
   E. Spire Communications, Inc.
     Sr. Discount Notes (NR, NR)
     13.000% 11/01/05+ .......................              700          525,875
   Focal Communications Corp.
     144A Sr. Discount Notes
     (NR, NR)
     12.125% 02/15/08 ........................              550          297,000
   Global Crossing Holdings Ltd.
     144A Sr. Notes (NR, NR)
     9.625% 05/15/08 .........................              150          143,250
   Globalstar, L.P./Globalstar
     Capital Corp.
     Sr. Notes (B3, B)
     10.750% 11/01/04 ........................              100           80,000


                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
Telecommunications -- (continued)
GST Equipment Funding, Inc.
  Sr. Secured Exchange Notes
  (NR, NR)
  13.250% 05/01/07 ...........................         $    250       $  282,500
GST USA, Inc.
  Gtd. Sr. Discount Exchange
  Notes (NR, NR)
  13.875% 12/15/05+ ..........................              500          383,125
Hermes Europe Railtel BV
  Yankee Sr. Notes (B3, B)
  11.500% 08/15/07 ...........................              250          259,688
Hyperion Telecommunications, Inc.
  Sr. Discount Notes, Series B
    (B3, B+)
    13.000% 04/15/03+ ........................              500          345,000
  Sr. Secured Notes, Series B
    (B3, B+)
    12.250% 09/01/04 .........................              250          245,000
ICG Services, Inc.
  144A Sr. Discount Notes (NR, NR)
  10.000% 02/15/08+ ..........................              500          283,125
ICG Holdings, Inc.
  Gtd. Sr. Exchangeable Discount
  Notes (NR, NR)
  12.500% 05/01/06+ ..........................              800          624,000
Intermedia Communications Inc.
  Sr. Discount Notes, Series B
  (B2, B)
  11.250% 07/15/07+ ..........................              500          345,000
ITC DeltaCom, Inc.
  Sr. Notes (B2, B)
  11.000% 06/01/07 ...........................              163          182,560
Jordan Telecommunication
  Products, Inc.
  Sr. Discount Notes, Series B
  (NR, B+)
  11.750% 08/01/07+ ..........................              400          316,500
KMC Telecom Holdings, Inc.
  Sr. Discount Notes (NR, NR)
  12.500% 02/15/08+ ..........................              500          286,250
L-3 Communications Corp.
  Gtd. Sr. Sub. Notes (B2, B)
  8.500% 05/15/08 ............................              250          245,000
McLeodUSA, Inc.
  Sr. Notes (B2, B+)
    9.250% 07/15/07 ..........................              300          291,750
  Sr. Discount Notes (B2, B+)
    10.500% 03/01/07+ ........................              500          348,125
MetroNet Communications Corp.
  Sr. Discount Notes (B3, B)
    9.250% 11/01/07 ..........................              400          268,500
  Sr. Notes (B3, B)
    12.000% 08/15/07 .........................              400          453,000

                 See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
Telecommunications -- (continued)
  MJD Communications Inc.
    144A Sr. Sub. Notes (B3, B-)
    9.500% 05/01/08 ..........................      $       400      $   405,000
  NEXTLINK Communications, Inc.
    Sr. Discount Notes (B3, NR)
      9.450% 04/15/08+ .......................              500          270,625
  NEXTLINK Communications
    LLC/NEXTLINK Capital Inc.
    Sr. Notes (B3, B)
      12.500% 04/15/06 .......................              250          278,125
  Orion Network Systems, Inc.
    Gtd. Sr. Notes (B2, B+)
    11.250% 01/15/07 .........................              300          330,375
  Pagemart Nationwide, Inc.
    Sr. Discount Notes (B3, NR)
    15.000% 02/01/05+ ........................              750          660,000
  People's Telephone Co., Inc.
    Sr. Notes, Series B (B2, B-)
    12.250% 07/15/02 .........................              250          281,875
  PLD Telekom, Inc.
    144A Units (NR, NR)
      14.000% 06/01/04 .......................            1,010          959,500
    144A, Conv. Sub. Notes
      (NR, NR)
      9.000% 06/01/06 ........................              230          289,800
  Qwest Communications
    International, Inc.
    Sr. Discount Notes (Ba1, BB+)
      9.470% 10/15/07+ .......................              750          547,500
    Sr. Notes, Series B (Ba1, BB+)
      10.875% 04/01/07 .......................              200          225,000
  RCN Corp.
    Sr. Notes, Series B (B3, NR)
      10.000% 10/15/07 .......................              400          368,500
    Sr. Discount Notes, Series B
      (B3, NR)
      9.800% 02/15/08+ .......................              300          171,750
  Rhythms Netconnections
    144A Units (NR, NR)
    13.500% 05/15/08 .........................              750          307,500
  Startec Global
    Communications Corp.
    144A Units (NR, NR)
    12.000% 05/15/08 .........................              400          384,000
  Teligent Inc.
    Sr. Notes (Caa1, CCC)
    11.500% 12/01/07 .........................              500          460,000
  WinStar Communications, Inc.
    Sr. Discount Notes
    (Caa, CCC+)
    14.000% 10/15/05+ ........................            1,000          677,500
                                                                     -----------
                                                                      13,721,298
                                                                     -----------

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
Textiles & Apparel --
   1.8% Collins &
   Aikman Floorcoverings, Inc.
     Sr. Sub. Notes, Series B (B3, B-)
     10.000% 01/15/07 ........................      $       250      $   257,812
   Hosiery Corp. of America, Inc.
     Sr. Sub. Notes (B3, B-)
     13.750% 08/01/02 ........................              400          434,000
   Maxim Group, Inc.
     Gtd. Sr. Sub. Notes,
     Series B (B2, B)
     9.250% 10/15/07 .........................              500          506,875
   William Carter Company
     Sr. Sub. Notes, Series A (B3, B-)
     10.375% 12/01/06 ........................              450          468,563
                                                                     -----------
                                                                       1,667,250
                                                                     -----------
Transportation -- 2.5%
   AirTran Airlines, Inc.
     Sr. Secured Notes (B2, B-)
     10.500% 04/15/01 ........................              250          249,375
   Atlantic Express Transportation Corp.
     Gtd. Sr. Secured Notes (B2, B)
     10.750% 02/01/04 ........................              250          261,250
   Canadian Airlines Corp. Yankee
     Sr. Notes (Caa2, CCC-)
     12.250% 08/01/06 ........................              250          242,500
   Golden Ocean Group Ltd.
     Gtd. Sr. Notes (B3, CCC+)
     10.000% 08/31/01 ........................              657          395,842
   Kitty Hawk, Inc.
     Sr. Secured Notes (B1, B+)
     9.950% 11/15/04 .........................              250          254,375
   Pegasus Shipping (Hellas) Ltd.
     144A Gtd. First Preferred Ship
     Mortgage Notes, Series A
     (Caa1, B)
     11.875% 11/15/04 ........................              500          490,000
   Trans World Airlines, Inc.
     Sr. Notes (Caa1, CC)
     11.375% 03/01/06 ........................              500          487,500
                                                                     -----------
                                                                       2,380,842
                                                                     -----------
Waste Management -- 1.1%
   Allied Waste North America, Inc.
     Gtd. Sr. Sub. Notes (B2, B+)
     10.250% 12/01/06 ........................              450          484,875
   Waste Systems International, Inc.
     144a Conv. Sub. Notes
     (NR, CCC+)
     7.000% 05/13/05 .........................              500          517,500
                                                                     -----------
                                                                       1,002,375
                                                                     -----------
   TOTAL CORPORATE BONDS
     (Cost $87,969,696) ......................                        86,692,344
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                                                         Par
                                                        (000)           Value
                                                     ----------       ----------
ASSET BACKED SECURITIES -- 0.7%
   Airplanes Pass Through Trust
     Series 1, Class D (Ba2, BB)
     10.875% 03/15/19 ........................         $    600         $662,459
                                                                        --------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $600,000) .........................                           662,459
                                                                        --------

                                                                         Shares
                                                                        --------
RIGHTS/WARRANTS -- 1.4%
Broadcasting -- 0.0%
   Australis Holdings Pty. Ltd. ..............              294                3
                                                                        --------
Cable -- 0.6%
   DIVA Systems Corp. ........................            2,250          517,500
                                                                        --------
Cellular Wireless Communications -- 0.0%
   Microcell Telecommunications, Inc. ........            1,600           40,800
   Microcell Telecommunications, Inc. ........            1,600              216
                                                                        --------
                                                                          41,016
                                                                        --------
Chemicals -- 0.3%
   Uniroyal Technology Corp. .................           43,500          299,063
                                                                        --------
Computers, Software & Services -- 0.1%
   Verio, Inc. ...............................            2,800           89,600
                                                                        --------
Construction & Building Materials -- 0.0%
   Capital Pacific Holdings
     Group, Inc. .............................           12,640            9,480
                                                                        --------
Consumer Products & Services -- 0.0%
   Coinstar, Inc. ............................            3,671           26,844
   Signature Brands USA, Inc. ................              250             --
                                                                        --------
                                                                          26,844
                                                                        --------
Publishing & Information Services -- 0.0%
   InterAct Systems, Inc. ....................              700             --
   Mentus Media Corp. 144A ...................            1,391               14
   Source Media Inc. .........................            5,587           37,716
                                                                        --------
                                                                          37,730
                                                                        --------
Telecommunications -- 0.4%
   Advanced Radio
     Telecommunications Corp. ................            7,500           44,100
   Ampex Corp. 144A ..........................           17,000           19,125
   DTI Holdings, Inc. 144A ...................            3,000            3,000
   E. Spire Communications, Inc.
     144A ....................................            1,500          165,000
   Globalstar, L.P. ..........................              200            8,000
   KMC Telecom Holdings, Inc. ................              500            3,625
   McCaw International, Ltd. .................              500            2,500
   MetroNet Communications Corp. .............              400            1,600
   Orbital Imaging Corp. .....................              500           20,000
   Orion Network Systems, Inc. ...............              300            4,800
   Price Communications Corp. ................            2,752           50,224
                                                                        --------
                                                                         321,974
                                                                        --------


                                                       Shares           Value
                                                     ----------       ----------
RIGHTS/WARRANTS (Continued)
Transportation -- 0.0%
   Golden Ocean Group, Ltd. ..................              438       $    4,161
                                                                      ----------
   TOTAL RIGHTS/WARRANTS
     (Cost $543,433) .........................                         1,347,371
                                                                      ----------

COMMON STOCKS -- 0.0%
Packaging/Containers -- 0.0%
   Crown Packaging Enterprises,
     Ltd. ....................................          100,847            1,008
                                                                      ----------
Telecommunications -- 0.0%
   Intermedia Communications,
     Inc. ....................................              731           18,184
                                                                      ----------
   TOTAL COMMON STOCKS
     (Cost $16,345) ..........................                            19,192
                                                                      ----------

PREFERRED STOCKS -- 4.5%
Aerospace/Defense -- 1.1%
   GPA Group plc
     Conv. Cum. Second
     Preference Shares .......................        1,750,000          980,000
                                                                      ----------
Cable -- 0.1%
   DIVA Systems Corp.
     Series C ................................            5,945           67,773
                                                                      ----------
Cellular/Wireless Communications -- 0.3%
   Rural Cellular Corp.
     144A 11.375% Sr. Exchangeable
     PIK, Series B ...........................            2,570          251,860
                                                                      ----------
Publishing & Information Services -- 0.3%
   Source Media, Inc.
     13.50% Sr. PIK ..........................           10,687          267,175
                                                                      ----------
Restaurants, Hotels & Gaming -- 0.2%
     AmeriKing, Inc.
     13.00% Cum. Exchangeable ................            5,864          134,872
                                                                      ----------
Telecommunications -- 2.5%
   E. Spire Communications, Inc.
     12.75% Jr. Redeemable PIK ...............              878          965,813
   Hyperion Telecommunications, Inc.
     12.875% Sr. Exch. Redeemable,
     Series B ................................              218          253,832
   Intermedia Communications Inc.
     144A 7.00% Jr. Convertible,
     Series E ................................           20,000          517,400
   Nextel Communications, Inc.
     13.00% Exchangeable,
     Series D PIK ............................              281          309,359
   NEXTLINK Communications, Inc.
     144A 14% Sr. Exchangeable
     Redeemable PIK ..........................            7,376          407,524
                                                                      ----------
                                                                       2,453,928
                                                                      ----------
   TOTAL PREFERRED STOCKS
     (Cost $3,357,210) .......................                         4,155,608
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

                         BEA High Yield Fund (Concluded)


                                                     Value
                                                  ------------

TOTAL INVESTMENTS -- 98.2%
  (Cost $92,486,684*) ........................     $92, 876,974
                                                   ------------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.8% .....................        1,736,738
                                                   ------------
NET ASSETS (Applicable to
  5,665,050 BEA Institutional
  Shares and 34,272 BEA
  Advisor Shares)-- 100.0% ...................      $94,613,712
                                                    ===========
NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PRICE PER BEA
  INSTITUTIONAL SHARE
  ($94,044,132 divided by 5,665,050) .........      $     16.60
                                                    ===========
NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PRICE PER BEA
  ADVISOR SHARE
  ($569,580 divided by 34,272) ...............      $     16.62
                                                    ===========

     * Also cost for Federal income tax purposes at August 31, 1998. The gross appreciation (depreciation) on a tax basis is as follows:


           Gross Appreciation ................      $ 5,462,212
           Gross Depreciation ................       (5,071,922)
                                                    -----------
           Net Appreciation ..................      $   390,290
                                                    ===========

          + Step Bond -- The interest rate as of August 31, 1998 is 0% and will reset to interest rate shown at a future date.

     The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1998 and are unaudited.

                            INVESTMENT ABBREVIATIONS
           PIK ...............................      Pay In Kind

     At August 31, 1998, Net Assets Consisted Of:

                                                                      Amount
                                                                   -------------
Capital Paid-In ...........................................       $ 107,704,405
Accumulated Net Investment Income .........................           1,895,526
Accumulated Net Realized Loss on
   Security and Foreign Exchange Transactions .............         (15,376,509)
Net Unrealized Appreciation on
   Investments and Other ..................................             390,290
-------------------------------------------------------------------------------
NET ASSETS ................................................       $  94,613,712
-------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                             BEA Municipal Bond Fund
                           Portfolio Managers' Letter


                                                              September 24, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA Municipal Bond Fund (the "Fund") for the fiscal year ended August 31, 1998.

At August 31, 1998, the net asset value ("NAV") of the Fund was $15.12, compared to an NAV of $14.84 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions of $.8233 per share) was 7.62%. By comparison, the Lehman Brothers Municipal Bond Index gained 8.65% during the same period.

The Fund's performance lagged that of the Lehman benchmark due to its exposure to taxable corporate bonds. Most "spread product" (i.e., debt securities whose market valuation is greatly driven by the spreads between their yields and those of U.S. Treasury debt), which includes corporates, underperformed over the last year as a combination of global factors triggered several classic "flight to quality" rallies. Market volatility in the month of August, in fact, was such that many spread product sectors generated their worst-ever, relative returns for a single month. Looking ahead, our outlook for corporates remains favorable, however, as their fundamental valuations are compellingly low.

Within the Fund's core municipal holdings, returns continue to be supported by our substantial positions in non-callable securities. As we have mentioned in previous reports, the presence of non-callables in a portfolio tends to enhance performance both in up and down markets, because their credit ratings and coupon yields typically are higher than those of callables. About 28% of the Fund's assets were invested in non-callables at August 31st, compared to 12% of the Lehman benchmark.

We remain positive on the muni market's prospects over the next few months. The key ingredient in our view is valuation, as the yield on long-term AAA-rated munis currently is about 97% of the yield on comparable Treasury bonds, an all-time high. What this means is that investors can get nearly the same yield tax-free that they can get on a taxable basis; in other words, munis are extraordinarily cheap relative to taxables.

As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Senior Vice President
Diane C. Damskey, Senior Vice President
Ira Edelblum, Senior Vice President
Robert W. Justich, Senior Vice President

                             BEA Municipal Bond Fund
                     Portfolio Managers' Letter (Concluded)

Comparison of Change in Value of $10,000 Investment in the BEA Municipal Bond Fund and the Lehman Brothers Municipal Bond Index from Inception 6/20/94, Period Ended 7/31/94 and at each Quarter End. (Unaudited)

                                    [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points.


                              BEA                            LEHMAN BROTHERS
                          MUNICIPAL BOND                      MUNICIPAL BOND
                              FUND                                INDEX
                          --------------                     ---------------

6/20/94                      10,000                               10,000
7/31/94                      10,040                               10,038
8/31/94                      10,040                               10,073
11/30/94                     9,647                                9,571
2/28/95                      10,350                               10,354
5/31/95                      10,846                               10,820
8/31/95                      10,886                               10,965
11/30/95                     11,193                               11,079
02/29/96                     11,216                               11,498
05/31/96                     10,937                               11,314
8/31/96                      11,134                               11,539
11/30/96                     11,643                               12,049
2/28/97                      11,731                               12,132
5/31/97                      11,835                               12,252
8/31/97                      12,218                               12,606
11/30/97                     12,508                               12,914
2/28/98                      12,812                               13,242
5/31/98                      12,971                               13,402
8/31/98                      13,149                               13,697

                            ------------------------
                                 AVERAGE ANNUAL
                            TOTAL RETURN (UNAUDITED)

                            One Year           7.62%
                            Three Years        6.50%
                            From Inception     6.72%
                            ------------------------

Note: Past performance is not predictive of future performance.

                             BEA Municipal Bond Fund
                              of The RBB Fund, Inc.
                             Statement of Net Assets
                                 August 31, 1998


                                                          Par
                                                         (000)          Value
                                                      ----------      ----------

MUNICIPAL BONDS -- 80.9%
California -- 10.2%
   California State GO (A1, A+)
     6.300% 09/11/11 ...........................      $      670      $  790,600
   California State GO (Aaa, AAA)
     5.125% 10/01/17 ...........................             825         832,219
   Los Angeles CA, Department of
     Water & Power
     Water RB (Aa, AA)
     4.500%? 05/15/23 ..........................             705         643,312
                                                                      ----------
                                                                       2,266,131
                                                                      ----------
Colorado -- 3.0%
   Colorado Springs CO,
     Utility RB (Aaa, AAA)
     5.875% 11/15/17 ...........................             595         669,375
                                                                      ----------
Florida -- 6.6%
   Jacksonville FL, Electric Authority
     RB, 2nd Installment (Aaa, AAA)
     6.000% 07/01/12 ...........................             610         677,100
   Tallahassee FL, Electric RB,
     First Lien (Aaa, AAA)
     6.100% 10/01/06 ...........................             730         793,875
                                                                      ----------
                                                                       1,470,975
                                                                      ----------
Illinois -- 6.3%
   Chicago Illinois GO, Series 1993
     (FGIC Insured) (Aaa, AAA)
     5.250% 01/01/18 ...........................             705         709,406
   Illinois State Sales Tax RB,
     Series Q (Aa2, AAA)
     5.750% 06/15/14 ...........................             650         681,687
                                                                      ----------
                                                                       1,391,093
                                                                      ----------
Indiana -- 0.1%
   Indianapolis IN, Public
     Improvement Board RB,
     Series A (Aaa, AAA)
     6.000% 01/10/18 ...........................              25          26,875
                                                                      ----------
Louisiana -- 3.2%
   New Orleans LA, Home Mortgage
     Authority SOB (Aaa, AAA)
     6.250% 01/15/11 ...........................             635         719,931
                                                                      ----------
Maryland -- 4.6%
   Maryland State Transportation
     Authority Project RB
     (Aaa, AAA)
     6.800% 07/01/16 ...........................             850       1,018,937
                                                                      ----------
Massachusetts -- 3.1%
   Massachusetts State Water
     Resources Authority, General
     RB, Series 92A (A1, A)
     6.500% 07/15/19 ...........................              20          24,025



                                                          Par
                                                         (000)          Value
                                                      ----------      ----------

Massachusetts -- (continued)

   Massachusetts State Water
     Resources Authority RB Series B
     (MBIA Insured) (Aaa, AAA)
     5.000% 12/01/25 ...........................        $    660        $655,050
                                                                        --------
                                                                         679,075
                                                                        --------
New York -- 28.5%
   Metropolitan Transit Authority
     Commuter Facilities RB,
     Series A (Aaa, AAA)
     5.000% 07/01/23 ...........................             600         599,250
   New York, N.Y. Municipal Water
     Finance Authority, Water &
     Sewer System RB, Series D
     (MBIA Insured) (Aaa, AAA)
     4.875% 06/15/21 ...........................             400         395,000
   New York State Dormitory
     Authority RB (Elizabeth Church
     Manor Nursing Home) (NR, AA)
     5.400% 08/01/23 ...........................              60          61,650
   New York State Dormitory
     Authority RB (Episcopal Health
     Services) (GNMA Coll.)
     (NR, AAA)
     7.550% 08/01/29 ...........................             435         462,187
   New York State Dormitory
     Authority RB (Judicial Facilities
     Lease) (Aaa, AAA)
     7.375% 07/01/16 ...........................              40          50,250
   New York State Dormitory
     Authority RB (Park Ridge
     Housing Inc. Project)
     (FHA Insured) (GNMA Coll.)
     (NR, AAA)
     7.850% 02/01/29 ...........................             530         547,776
   New York State Local Government
     Assistance Corp. RB Series B
     (MBIA Insured) (Aaa, AAA)
     4.875% 04/01/20 ...........................             580         568,400
   New York State Medical Care
     Facility Finance Agency,
     Hospital & Nursing Home RB
     (FHA Insured) RB (NR, AAA)
     5.500% 02/15/22 ...........................             730         758,287
   New York State Power Authority
     General Purpose RB
     (Aaa, AAA)
     7.000% 01/01/10 ...........................             360         439,200
   New York State Throughway
     Authority, General RB Series B
     (MBIA Insured) (Aaa, AAA)
     5.000% 01/01/20 ...........................              30          29,962
   New York, NY Prefunded GO,
     Series D (Aaa, A-)
     8.000% 08/01/01 ...........................             540         609,525


                 See Accompanying Notes to Financial Statements.

                                                          Par
                                                         (000)          Value
                                                      ----------      ----------
New York -- (continued)

   New York, NY Prefunded GO,
     Series D (A3, A-)
     6.000% 02/15/05 ...........................      $       10      $   11,112
   New York, NY Unrefunded Balance
     GO, Series D (A3, A-)
     8.000% 08/01/03 ...........................             110         123,062
     6.000% 02/15/25 ...........................               5           5,344
   New York, NY Prerefunded GO,
     Series H (NR, A-)
     7.200% 02/01/13 ...........................             530         592,937
   New York, NY Unrefunded
     Balance GO, Series H
     (A3, A-)
     7.200% 02/01/13 ...........................              70          77,087
   New York, NY Municipal Water
     Finance Authority, Water & Sewer
     System RB Series B
     (FGIC Insured) (Aaa, AAA)
     5.125% 06/15/30 ...........................             295         295,737
   New York, NY Transitional Finance
     Authority RB (Future Tax
     Secured) Series B (Aa3, AA)
     4.750% 11/15/14 ...........................              35          34,694
   Suffolk County NY Water
     Authority, Waterworks RB,
     Series V (NR, AAA)
     6.750% 06/01/12 ...........................             580         677,150
                                                                      ----------
                                                                       6,338,610
                                                                      ----------
Puerto Rico -- 4.2%
   Commonwealth of Puerto Rico
     GO (Baa1, A)
     5.400% 07/01/07 ...........................             730         781,100
   Puerto Rico Electric Power
     Authority, Unrefunded Balance
     RB Series N (Baa1, BBB+)
     7.125% 07/01/14 ...........................             135         141,066
                                                                      ----------
                                                                         922,166
                                                                      ----------
South Dakota -- 0.1%
   Heartland Consumers Power
     District SD Electric RB
     (Aaa, AAA)
     6.375% 01/01/16 ...........................              25          28,406
                                                                      ----------
Tennessee -- 0.1%
   Metropolitan Government of
     Nashville and Davidson County
     TN Water and Sewer RB
     (FGIC Insured) Series A
     (Aaa, AAA)
     4.750% 01/01/22 ...........................              30          29,025
                                                                      ----------
Virgin Islands -- 3.3%
   Virgin Islands Public Finance
     Authority RB (NR, AAA)
     7.700% 10/01/04 ...........................             690         734,650
                                                                      ----------



                                                          Par
                                                         (000)          Value
                                                      ----------      ----------
Virginia -- 3.6%
   Fairfax County VA Redevelopment
     & Housing Authority, Mortgage
     RB (Island Walk Proj.)
     (FHA Insured) (NR, AAA)
     7.100% 04/01/19 ...........................     $       630     $   804,038
                                                                     -----------
Washington -- 4.0%
   King County WA GO, Series A
     (Aa1, AA+)
     6.200% 01/01/24 ...........................              40          43,550
   Seattle WA Municipal Light &
     Power RB (Aa2, AA)
     5.125% 07/01/22 ...........................             100         100,875
   Seattle WA Water System
     RB (Aa2, AA)
     5.250% 12/01/23 ...........................             735         747,863
                                                                     -----------
                                                                         892,288
                                                                     -----------
   TOTAL MUNICIPAL BONDS
     (Cost $16,497,737) ........................                      17,991,575
                                                                     -----------

CORPORATE BONDS -- 9.7%
Banking -- 2.3%
   Cie. Financiere de Paribas
     Sub. Notes (A3, A-)
     6.950% 07/22/13 ...........................             145         146,813
   Chase Manhattan Corp.
     Sub. Notes (A1, A)
     6.375% 04/01/08 ...........................             165         166,650
   Export-Import Bank of Korea,
     Global Bonds (Ba2, BB+)
     6.500% 02/10/02 ...........................              25          19,344
   Export-Import Bank of Korea,
     Yankee Notes (Ba2, BB+)
     6.500% 05/15/00 ...........................              50          43,563
   First Republic Bank Corp.
     Sub. Notes (NR, BB+)
     7.750% 09/15/12 ...........................              25          26,438
   Fuji Finance (Cayman) Ltd.
     Perpetual Sub. Notes
     (Ba1, NR)
     6.550%++...................................             100          72,000
   National Westminster Bank
     Gtd. Capital Notes (Aa3, AA-)
     9.375% 11/15/03 ...........................              30          34,725
                                                                     -----------
                                                                         509,533
                                                                     -----------
Broadcasting -- 0.4%
   Fox/Liberty Networks L.L.C.,
     Sr. Notes (B1, B)
       8.875% 08/15/07 .........................              85          80,113
     Sr. Discount Notes (B1, B)
       9.750% 08/15/07 .........................              30          18,300
                                                                     -----------
                                                                          98,413
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

                                                           Par
                                                          (000)        Value
                                                         --------    ----------
Cable -- 0.4%
   CSC Holdings, Inc.
     Sr. Notes (Ba2, BB+)
     7.875% 12/15/07 .............................       $     70    $   70,438
   Diamond Cable Communications
     plc Yankee Sr. Discount
     Notes (Caa1, B-)
     10.750% 02/15/07 ............................             40        29,950
                                                                     ----------
                                                                        100,388
                                                                     ----------
Financial Services -- 1.3%
   First Nationwide (Parent)
     Holdings, Inc.
     Sr. Notes (Ba3, B)
     12.500% 04/15/03 ............................            260       291,850
                                                                     ----------
Food & Beverage -- 0.1%
   Arisco Produtos Alimenticios S.A.
     Gtd. Notes (NR, NR)
     10.750% 05/22/05 ............................             20        17,000
                                                                     ----------
Health Care -- 0.4%
   Columbia/HCA Healthcare Corp.
     Debentures (Ba2, BBB)
     8.360% 04/15/24 .............................             85        78,860
                                                                     ----------
Paper and Forest Products -- 0.0%
   P.T. Indah Kiat Pulp & Paper Corp.
     Sr. Secured Notes (Caa, CCC+)
     8.875% 11/01/00 .............................             15         8,550
                                                                     ----------
Retail -- 0.4%
   K Mart Corp.
     Notes (Ba2, BB)
     7.950% 02/01/23 .............................             25        24,219
   K Mart Corp. Pass-Through
     Certificates Series 1995
     Class K3 (Ba2, BB)
     8.540% 01/02/15 .............................             59        62,873
                                                                     ----------
                                                                         87,092
                                                                     ----------
Telecommunications -- 0.7%
   CenCall Communications Corp.
     Sr. Discount Notes (B2, CCC+)
     10.125% 01/15/04 ............................             25        25,250
   CS Wireless Systems, Inc.
     Sr. Discount Notes Series B
     (Ca, C)
     11.375% 03/01/06 ............................             30         7,200
   Nextel Communications Inc.
     Sr. Serial Redeemable Discount
     Notes (B2, CCC+)
     10.650% 09/15/07 ............................            190       115,663
   Wireless One, Inc.
     Sr. Discount Notes (Ca, CCC+)
     13.500% 08/01/06 ............................             35         3,500
                                                                     ----------
                                                                        151,613
                                                                     ----------

                                                           Par
                                                          (000)        Value
                                                         --------    ----------
Transportation -- 1.7%
   Continental Airlines, Inc.
     Sr. Notes (Ba2, B+)
     9.500% 12/15/01 .............................     $       90    $   93,150
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V.
     Gtd. Sr. Discount Notes (B2, B+)
     11.750% 06/15/09 ............................             50        26,750
   Northwest Airlines,Inc.
     Gtd. Notes (Ba2, BB)
     7.625% 03/15/05 .............................            200       204,250
   US Air, Inc.
     Gtd. Sr. Notes (B1, B)
     9.625% 02/01/01 .............................             45        46,688
                                                                     ----------
                                                                        370,838
                                                                     ----------
Utilities -- 2.0%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 .............................            140       159,775
   Connecticut Light and Power Co.
     First and Ref. Mortgage Bonds,
     Series 97C (Ba2, BB)
       7.750% 06/01/02 ...........................             85        88,506
     Series D (Ba2, BB)
       7.875% 10/01/24 ...........................             10        10,525
   Long Island Lighting Co.
     Debentures (Baa3, A-)
     9.000% 11/01/22 .............................             80        92,000
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 .............................             93        94,395
                                                                     ----------
                                                                        445,201
                                                                     ----------
   TOTAL CORPORATE BONDS
     (Cost $2,198,408) ...........................                    2,159,338
                                                                     ----------

FOREIGN GOVERNMENT BONDS -- 2.8%
   Republic of Argentina
     Structured Notes (Ba3, BB)
     8.940% 04/10/05 .............................             65        55,250
   Republic of Poland
     Past Due Interest Bonds
     (Baa3, BBB-)
     4.000% 10/27/14 .............................            435       337,125
   United Mexican States
     Par Bonds, Series W-A (Ba2, BB)
     6.250% 12/31/19 .............................            300       219,188
                                                                     ----------
   TOTAL FOREIGN BONDS
     (Cost $677,894) .............................                      611,563
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

                       BEA Municipal Bond Fund (Concluded)


                                                        Par
                                                       (000)           Value
                                                   -----------      -----------

SHORT TERM INVESTMENTS -- 5.3%
   BBH U.S. Dollar Grand Cayman
     Time Deposit
     4.938% 09/01/98 .......................       $     1,168      $ 1,168,000
                                                                    -----------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $1,168,000) .....................                          1,168,000
                                                                    -----------
   TOTAL INVESTMENTS -- 98.7%
     (Cost $20,542,039*) ...................                         21,930,476
                                                                    -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 1.3% ................                            298,156
                                                                    -----------
   NET ASSETS (Applicable to
     1,470,225 BEA Institutional
     Shares) -- 100.0% .....................                        $22,228,632
                                                                    ===========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($22,228,632 divided by 1,470,225) ....                        $     15.12
                                                                    ===========

   * Cost for Federal income tax purposes at August 31, 1998 is $20,555,741. The gross appreciation (depreciation) on a tax basis is as follows:

       Gross Appreciation ..................................        $ 1,581,909
       Gross Depreciation ..................................           (207,174)
                                                                    -----------
       Net Appreciation ....................................        $ 1,374,735
                                                                    ===========
+++  Securities have no stated maturity date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1998 and are unaudited.

                            INVESTMENT ABBREVIATIONS
GO .....................................................General Obligations
RB .....................................................Revenue Bond
SOB ....................................................Special Obligations Bond

At August 31, 1998, Net Assets Consisted Of:

                                                                       Amount
                                                                     -----------
Capital Paid-In .............................................        $20,509,825
Accumulated Net Investment Gain .............................             47,844
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions ...............            217,004
Net Unrealized Appreciation on
   Investments and Other ....................................          1,453,959
                                                                     -----------
NET ASSETS ..................................................        $22,228,632
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                            Statements of Operations
                       For the Year Ended August 31, 1998


                                                BEA International   BEA Emerging      BEA U.S.        BEA Global        BEA Select
                                                     Equity       Markets Equity   Core Equity   Telecommunications  Economic Value
                                                      Fund             Fund           Fund               Fund          Equity Fund
                                               -----------------  --------------   ------------  ------------------  --------------
Investment Income
   Dividends .................................    $ 10,658,537     $  1,074,296    $    997,966      $     10,295      $     37,148
   Interest ..................................       1,316,620          276,422         211,625             4,568               837
   Securities lending ........................         283,497           32,536           8,244               807                --
   Foreign taxes withheld ....................        (699,553)         (95,309)             --              (831)               --
                                                  ------------     ------------    ------------      ------------      ------------
     Total Investment Income .................      11,559,101        1,287,945       1,217,835            14,839            37,985
                                                  ------------     ------------    ------------      ------------      ------------
Expenses
   Investment advisory fees ..................       4,971,749          609,034         739,710             9,174            14,867
   Administration service fees ...............         932,203           91,355         147,942               459             2,974
   Administration fees .......................         776,835           76,129         123,285             1,147             2,478
   Custodian fees ............................         570,852          327,094          54,324            24,211             1,169
   Audit fees ................................          57,088            8,484          12,281                40               244
   Miscellaneous fees ........................          21,075           15,033           2,740             3,573               421
   Printing fees .............................         105,290           35,117          23,966             4,614               187
   Registration fees .........................         (26,563)          24,948          15,974            15,210             2,339
   Legal fees ................................          62,809            5,682           9,137                50               187
   Transfer agent fees .......................         132,437           19,703          22,099             1,745               479
   Insurance expense .........................          11,883            2,693           2,075               366               188
   Directors fees ............................          11,703            2,097           2,068               102               187
   Organization expense ......................             849            3,841           5,194                --                --
   Distribution fees .........................           3,606              352              --             2,293                --
                                                  ------------     ------------    ------------      ------------      ------------
                                                     7,631,816        1,221,562       1,160,795            62,984            25,720
   Less fees waived and reimbursed ...........        (532,364)        (307,718)       (174,516)          (47,847)           (5,896)
                                                  ------------     ------------    ------------      ------------      ------------
     Total Expenses ..........................       7,099,452          913,844         986,279            15,137            19,824
                                                  ------------     ------------    ------------      ------------      ------------
Net Investment Income (Loss) .................       4,459,649          374,101         231,556              (298)           18,161
                                                  ------------     ------------    ------------      ------------      ------------
Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency
   Transactions:
   Net realized gain (loss) from:
     Security transactions ...................      63,909,753      (11,385,395)     31,964,087           187,100           (37,684)
     Foreign exchange transactions ...........      (3,492,286)        (111,014)             --               343                --
                                                  ------------     ------------    ------------      ------------      ------------
                                                    60,417,467      (11,496,409)     31,964,087           187,443           (37,684)
                                                  ------------     ------------    ------------      ------------      ------------
   Net unrealized appreciation (depreciation):
     Investments .............................      17,461,521      (13,521,918)    (24,866,062)          (45,995)       (3,134,742)
     Translation of assets and
        liabilities in foreign currencies ....         255,847           10,880              --               598                --
                                                  ------------     ------------    ------------      ------------      ------------
                                                    17,717,368      (13,511,038)    (24,866,062)          (45,397)       (3,134,742)
                                                  ------------     ------------    ------------      ------------      ------------
   Net Gain (Loss) On Investments And
     Foreign Currency Transactions ...........      78,134,835      (25,007,447)      7,098,025           142,046        (3,172,426)
                                                  ------------     ------------    ------------      ------------      ------------
   Net Increase (Decrease) In Net Assets
     Resulting From Operations ...............    $ 82,594,484     $(24,633,346)   $  7,329,581      $    141,748      $ (3,154,265)
                                                  ============     ============    ============      ============      ============


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                            Statements of Operations
                       For the Year Ended August 31, 1998



                                                BEA Long-Short    BEA U.S. Core   BEA Strategic
                                                Market Neutral    Fixed Income    Global Fixed       BEA High       BEA Municipal
                                                     Fund             Fund         Income Fund      Yield Fund        Bond Fund
                                                --------------    ------------    -------------     ------------    -------------
Investment Income
   Dividends .................................   $      5,656     $    306,190     $         --     $     40,434     $         --
   Interest ..................................         25,436       14,371,573        2,065,179        8,700,613        1,186,877
   Securities lending ........................             --               --               --               --               --
   Foreign taxes withheld ....................             --               --               --               --               --
                                                 ------------     ------------     ------------     ------------     ------------
     Total Investment Income .................         31,092       14,677,763        2,065,179        8,741,047        1,186,877
                                                 ------------     ------------     ------------     ------------     ------------
Expenses
   Investment advisory fees ..................          7,419          867,842          170,631          693,346          145,287
   Administration service fees ...............            742          347,137           51,189          148,574           31,133
   Administration fees .......................            618          235,924           48,431          123,812           30,402
   Custodian fees ............................          1,099           83,810           65,445           44,332           27,195
   Audit fees ................................             16           21,826            4,946           12,606            1,456
   Miscellaneous fees ........................            312           14,516            5,304           22,608            5,922
   Printing fees .............................             19           35,909           22,312           32,235           17,648
   Registration fees .........................          2,339           25,970            8,693            7,522           14,161
   Legal fees ................................          1,169           17,968            2,525            6,000              385
   Transfer agent fees .......................            115           44,259           12,023           29,092            6,888
   Insurance expense .........................             10            4,002              743              990              193
   Directors fees ............................              4            5,701              891            1,663              195
   Organization expense ......................             --            4,125            5,395            5,274            7,413
   Distribution fees .........................             --               --               --            5,317               --
   Dividend expense ..........................         11,484               --               --               --               --
                                                 ------------     ------------     ------------     ------------     ------------
                                                       25,346        1,708,989          398,528        1,133,371          288,278
   Less fees waived ..........................         (3,970)        (612,693)        (142,581)        (434,709)         (80,726)
                                                 ------------     ------------     ------------     ------------     ------------
     Total Expenses ..........................         21,376        1,096,296          255,947          698,662          207,552
                                                 ------------     ------------     ------------     ------------     ------------
Net Investment Income ........................          9,716       13,581,467        1,809,232        8,042,385          979,325
                                                 ------------     ------------     ------------     ------------     ------------
Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency
   Transactions:
   Net realized gain (loss) from:
     Security transactions ...................       (106,990)       3,839,460          931,576        1,492,405          235,346
     Foreign exchange transactions ...........             --          (59,994)      (2,077,002)              --               --
     Futures Transactions ....................             --          (73,209)         (39,137)              --               --
                                                 ------------     ------------     ------------     ------------     ------------
                                                     (106,990)       3,706,257       (1,184,563)       1,492,405          235,346
                                                 ------------     ------------     ------------     ------------     ------------
   Net unrealized appreciation (depreciation):
     Investments .............................        208,133       (2,001,588)         489,984       (4,546,923)         305,974
     Translation of assets and
        liabilities in foreign currencies ....             --         (437,541)         446,728               --               --
                                                 ------------     ------------     ------------     ------------     ------------
                                                      208,133       (2,439,129)         936,712       (4,546,923)         305,974
                                                 ------------     ------------     ------------     ------------     ------------
   Net Gain (Loss) On Investments And
     Foreign Currency Transactions ...........        101,143        1,267,128         (247,851)      (3,054,518)         541,320
                                                 ------------     ------------     ------------     ------------     ------------
   Net Increase (Decrease) In Net Assets
     Resulting From Operations ...............   $    110,859     $ 14,848,595     $  1,561,381     $  4,987,867     $  1,520,645
                                                 ============     ============     ============     ============     ============


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                       Statements of Changes in Net Assets



                                                                       BEA International                BEA Emerging Markets
                                                                           Equity Fund                      Equity Fund
                                                                --------------------------------  --------------------------------
                                                                 For the Year     For the Year     For the Year     For the Year
                                                                     Ended            Ended            Ended            Ended
                                                                August 31, 1998  August 31, 1997  August 31, 1998  August 31, 1997
                                                                ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income .....................................   $   4,459,649    $   4,728,247    $     374,101    $     994,882
   Net gain (loss) on investments and foreign
     currency transactions ...................................      78,134,835       93,551,154      (25,007,447)       7,065,927
                                                                 -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets
     resulting from operations ...............................      82,594,484       98,279,401      (24,633,346)       8,060,809
                                                                 -------------    -------------    -------------    -------------
Dividends and Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ................................              --       (8,629,576)        (732,736)        (348,763)
     BEA Advisor shares ......................................              --              (35)             (83)              (9)
Distributions to shareholders from net realized capital gains:
     BEA Institutional shares ................................     (73,424,625)              --         (649,941)              --
     BEA Advisor shares ......................................        (167,102)              --             (115)              --
Distributions to shareholders from capital:
     BEA Institutional shares ................................              --               --       (3,255,728)              --
     BEA Advisor shares ......................................              --               --             (580)              --
                                                                 -------------    -------------    -------------    -------------
Total distributions to shareholders ..........................     (73,591,727)      (8,629,611)      (4,639,183)        (348,772)
                                                                 -------------    -------------    -------------    -------------
Net capital share transactions ...............................      47,441,934     (203,262,817)     (28,889,378)     (39,387,274)
                                                                 -------------    -------------    -------------    -------------
Total increase (decrease) in net assets ......................      56,444,691     (113,613,027)     (58,161,907)     (31,675,237)
Net Assets:
   Beginning of period .......................................     568,657,774      682,270,801       83,015,972      114,691,209
                                                                 -------------    -------------    -------------    -------------
   End of period .............................................   $ 625,102,465    $ 568,657,774    $  24,854,065    $  83,015,972
                                                                 =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                               of The RBB Fund, Inc.
                       Statements of Changes in Net Assets


                                                     BEA U.S. Core                        BEA Global             BEA Select Economic
                                                      Equity Fund                  Telecommunications Fund        Value Equity Fund
                                           --------------------------------  ----------------------------------- -------------------
                                             For the Year     For the Year     For the Year    For the Period      For the Period
                                                 Ended            Ended            Ended       December 4, 1997*   August 3, 1998*
                                           August 31, 1998  August 31, 1997  August 31, 1998  to August 31, 1997  to August 31, 1998
                                           ---------------  ---------------  ---------------  ------------------  ------------------
Increase (decrease) in net assets:
Operations:
   Net investment income (loss) .........   $    231,556     $    505,555    $       (298)      $        618        $    18,161
   Net gain (loss) on investments and
     foreign currency transactions ......      7,098,025       23,232,367         142,046             60,316         (3,172,426)
                                            ------------     ------------    ------------       ------------        -----------
   Net increase (decrease) in net assets
     resulting from operations ..........      7,329,581       23,737,922         141,748             60,934         (3,154,265)
                                            ------------     ------------    ------------       ------------        -----------
Dividends and Distributions to
   shareholders:
Dividends to shareholders from net
  investment income:
     BEA Institutional shares ...........       (472,680)        (657,991)             --                 --                 --
     BEA Advisor shares .................             --               --            (138)                --                 --
Distributions to shareholders from net
  realized capital gains:
     BEA Institutional shares ...........    (12,679,702)      (4,630,225)             --                 --                 --
     BEA Advisor shares .................             --               --         (37,787)                --                 --
                                            ------------     ------------    ------------       ------------        -----------
Total distributions to shareholders .....    (13,152,382)      (5,288,216)        (37,925)                --                 --
                                            ------------     ------------    ------------       ------------        -----------
Net capital share transactions ..........    (16,844,975)       8,716,601          44,798            508,538         25,813,705
                                            ------------     ------------    ------------       ------------        -----------
Total increase (decrease) in
   net assets ...........................    (22,667,776)      27,166,307         148,621            569,472         22,659,440
Net Assets:
   Beginning of period ..................     86,181,741       59,015,434         569,472                --                  --
                                            ------------     ------------    ------------       ------------        -----------
   End of period ........................   $ 63,513,965     $ 86,181,741    $    718,093       $    569,472        $22,659,440
                                            ============     ============    ============       ============        ===========

* Commencement of Operations.


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                       Statements of Changes in Net Assets


                                        BEA Long-Short Market         BEA U.S. Core Fixed                BEA Strategic Global
                                            Neutral Fund                  Income Fund                     Fixed Income Fund
                                        --------------------  ----------------------------------  ----------------------------------
                                           For the Period      For the Year        For the Year     For the Year      For the Year
                                           August 3, 1998*         Ended              Ended            Ended              Ended
                                         to August 31, 1998   August 31, 1998    August 31, 1997  August 31, 1998    August 31, 1997
                                         ------------------   ---------------    ---------------  ---------------    ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income ...............   $      21,200       $  13,581,467      $   9,002,632    $   1,809,232      $   2,209,653
   Net gain (loss) on investments and
     foreign currency transactions .....          89,659           1,267,128          6,297,781         (247,851)          (456,286)
                                           -------------       -------------      -------------    -------------      -------------
   Net increase (decrease) in net assets
     resulting from operations .........         110,859          14,848,595         15,300,413        1,561,381          1,753,367
                                           -------------       -------------      -------------    -------------      -------------
Dividends and Distributions to
   shareholders:
Dividends to shareholders from
net investment income:
     BEA Institutional shares ..........            --           (11,454,482)        (8,690,856)      (1,133,693)        (1,800,833)
     BEA Advisor shares ................            --                  --                 --               --                 --
Distributions to shareholders from
net realized capital gains:
     BEA Institutional shares ..........            --            (2,782,277)        (1,019,928)      (1,162,260)          (772,491)
     BEA Advisor shares ................            --                  --                 --               --                 --
                                           -------------       -------------      -------------    -------------      -------------
Total distributions to shareholders ....            --           (14,236,759)        (9,710,784)      (2,295,953)        (2,573,324)
                                           -------------       -------------      -------------    -------------      -------------
Net capital share transactions .........       6,191,423         215,702,694         53,032,678      (15,067,445)         6,757,858
                                           -------------       -------------      -------------    -------------      -------------
Total increase (decrease) in
   net assets ..........................       6,302,282         216,314,530         58,622,307      (15,802,017)         5,937,901
Net Assets:
   Beginning of period .................            --           177,218,582        118,596,275       44,285,401         38,347,500
                                           -------------       -------------      -------------    -------------      -------------
   End of period .......................   $   6,302,282       $ 393,533,112      $ 177,218,582    $  28,483,384      $  44,285,401
                                           =============       =============      =============    =============      =============

* Commencement of Operations ...........


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                       Statements of Changes in Net Assets


                                                                            BEA High                        BEA Municipal
                                                                           Yield Fund                         Bond Fund
                                                                ---------------------------------  ---------------------------------
                                                                 For the Year      For the Year     For the Year      For the Year
                                                                     Ended             Ended            Ended             Ended
                                                                August 31, 1998   August 31, 1997  August 31, 1998   August 31, 1997
                                                                ---------------   ---------------  ---------------   ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income .....................................   $  8,042,385      $  7,559,270      $    979,325     $    946,746
   Net gain (loss) on investments and foreign
     currency transactions ...................................     (3,054,518)        5,031,026           541,320          867,592
                                                                 ------------      ------------      ------------     ------------
   Net increase (decrease) in net assets
     resulting from operations ...............................      4,987,867        12,590,296         1,520,645        1,814,338
                                                                 ------------      ------------      ------------     ------------
Dividends and Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ................................     (7,732,581)       (7,131,514)         (976,336)        (944,821)
     BEA Advisor shares ......................................       (169,975)           (4,682)               --               --
Distributions to shareholders from net realized capital gains:
     BEA Institutional shares ................................             --                --          (154,615)        (594,155)
     BEA Advisor shares ......................................             --                --                --               --
                                                                 ------------      ------------      ------------     ------------
Total distributions to shareholders ..........................     (7,902,556)       (7,136,196)       (1,130,951)      (1,538,976)
                                                                 ------------      ------------      ------------     ------------
Net capital share transactions ...............................      4,811,589        11,414,154         2,028,820          (46,498)
                                                                 ------------      ------------      ------------     ------------
Total increase (decrease) in net assets ......................      1,896,900        16,868,254         2,418,514          228,864
Net Assets:
   Beginning of period .......................................     92,716,812        75,848,558        19,810,118       19,581,254
                                                                 ------------      ------------      ------------     ------------
   End of period .............................................   $ 94,613,712      $ 92,716,812      $ 22,228,632     $ 19,810,118
                                                                 ============      ============      ============     ============

                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                               of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)


                                                                 BEA International Equity Fund
                                   ----------------------------------------------------------------------------------------
                                       For the           For the          For the            For the           For the
                                      Year Ended       Year Ended        Year Ended        Year Ended        Year Ended
                                   August 31, 1998   August 31, 1997  August 31, 1996    August 31, 1995   August 31, 1994
                                   ---------------   ---------------  ---------------    ---------------   ----------------
                                    Institutional     Institutional    Institutional      Institutional     Institutional
                                   ---------------   ---------------  ---------------    ---------------   ----------------
Net asset value,
  beginning of period ..........       $  22.22         $  19.41         $  18.24         $  20.73          $  18.73
                                       --------         --------         --------         --------          --------
  Income from investment
    operations
    Net investment
      income ...................           0.15             0.18             0.19             0.06              0.05
    Net gain (loss) on
      investments and
      foreign currency
      transactions (realized
      and unrealized)...........           3.26             2.89             1.05            (1.75)             2.60
                                       --------         --------         --------         --------          --------
    Total from investment
      operations................           3.41             3.07             1.24            (1.69)             2.65
                                       --------         --------         --------         --------          --------
  Less Distributions
    Dividends from net
      investment income ........             --            (0.26)           (0.07)              --             (0.05)
    Distributions from
      capital gains.............          (2.93)              --               --            (0.80)            (0.60)
                                       --------         --------         --------         --------          --------
    Total distributions ........          (2.93)           (0.26)           (0.07)           (0.80)            (0.65)
                                       --------         --------         --------         --------          --------
 Net asset value,
  end of period.................       $  22.70         $  22.22         $  19.41         $  18.24          $  20.73
                                       ========         ========         ========         ========          ========
 Total return...................          16.74%           15.93%            6.81%(d)        (8.06)%(d)        14.23%(d)
 Ratio/Supplemental Data
  Net assets,
    end of period (000's).......       $623,482         $568,510         $682,271         $773,255          $767,190
  Ratio of expenses to
    average net assets..........           1.14%(a)         1.16%(a)         1.19%(a)         1.25%(a)          1.25%(a)
  Ratio of net investment
    income (loss)
    to average net assets.......           0.72%            0.71%            0.84%            0.35%             0.33%
  Fund turnover rate............            141%             126%              86%              78%              104%






                                             ----------------------------------------
                                                 For the          For the Period
                                                Year Ended      November 1, 1996* to
                                             August 31, 1998      August 31, 1997
                                             ---------------      -------------------
                                                 Advisor                Advisor
                                             ---------------      -------------------
Net asset value,
  beginning of period ..........               $ 22.17                 $ 19.67
                                               -------                 -------
  Income from investment
    operations
    Net investment
      income ...................                  0.03                    0.36
    Net gain (loss) on
      investments and
      foreign currency
      transactions (realized
      and unrealized)...........                  3.29                    2.40
                                               -------                 -------
    Total from investment
      operations................                  3.32                    2.76
                                               -------                 -------
  Less Distributions
    Dividends from net
      investment income ........                    --                   (0.26)
    Distributions from
      capital gains.............                 (2.93)                     --
                                               -------                 -------
    Total distributions ........                 (2.93)                  (0.26)
                                               -------                 -------
 Net asset value,
  end of period.................               $ 22.56                 $ 22.17
                                               =======                 =======
 Total return...................                 16.33%                  14.14%(c)
 Ratio/Supplemental Data
  Net assets,
    end of period (000's).......               $ 1,620                 $   147
  Ratio of expenses to
    average net assets..........                  1.40%(a)                1.43%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets.......                  0.58%                   1.15%(b)
  Fund turnover rate............                   141%                    126%(c)




(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Institutional Class would have been 1.23%, 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Advisor Class would have been 1.48 % for the year ended August 31, 1998 and 1.53% annualized for the period ended August 31, 1997.

(b)  Annualized.

(c)  Not Annualized.

(d)  Redemption fees not reflected in
     total return.

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                               of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)


                                                                 BEA Emerging Markets Equity Fund
                                   ----------------------------------------------------------------------------------------
                                       For the           For the          For the            For the           For the
                                      Year Ended       Year Ended        Year Ended        Year Ended        Year Ended
                                   August 31, 1998   August 31, 1997  August 31, 1996    August 31, 1995   August 31, 1994
                                   ---------------   ---------------  ---------------    ---------------   ----------------
                                    Institutional     Institutional    Institutional      Institutional     Institutional
                                   ---------------   ---------------  ---------------    ---------------   ----------------

Net asset value,
  beginning of period ..........       $ 19.64          $ 18.20         $  17.67         $  24.58          $  18.38
                                       -------          --------        --------         --------          --------
  Income from investment
    operations
    Net investment
      income (loss) ............          0.12             0.21             0.10             0.02             (0.03)
    Net gain (loss) on
      investments and
      foreign currency
      transactions (realized
      and unrealized)...........         (8.08)            1.30             0.48            (5.94)             6.64
                                       -------          -------         --------         --------          --------
    Total from investment
      operations ...............         (7.96)            1.51             0.58            (5.92)             6.61
                                       -------          -------         --------         --------          --------
  Less Distributions
    Dividends from net
      investment income ........         (0.20)           (0.07)           (0.05)           (0.07)            (0.09)
    Distributions from
      capital gains ............         (0.17)              --               --            (0.92)            (0.32)
    Return of capital ..........         (0.87)              --               --               --                --
                                       -------          -------         --------         --------          --------
    Total distributions ........         (1.24)           (0.07)           (0.05)           (0.99)            (0.41)
                                       -------          -------         --------         --------          --------
Net asset value,
  end of period ................       $ 10.44          $ 19.64         $  18.20            17.67          $  24.58
                                       =======          =======         ========         ========          ========
Total return ...................        (42.96)%           8.31%            3.33%(d)       (24.42)%(d)        35.99%(d)
Ratio/Supplemental Data
  Net assets,
    end of period (000's) ......       $24,217          $83,012         $114,691         $128,323          $140,675
  Ratio of expenses to
    average net assets .........          1.50%(a)         1.49%(a)         1.49%(a)         1.50%(a)          1.50%(a)
  Ratio of net investment
    income (loss)
    to average net assets ......          0.61%            0.99%            0.63%            0.02%            (0.02)%
  Fund turnover rate ...........           179%             147%              79%              79%               54%




                                             ----------------------------------------
                                                 For the          For the Period
                                                Year Ended      November 1, 1996* to
                                             August 31, 1998      August 31, 1997
                                             ---------------      -------------------
                                                 Advisor                Advisor
                                             ---------------      -------------------
Net asset value,
  beginning of period ..........               $ 19.60                 $18.08
                                               -------                 ------
  Income from investment
    operations
    Net investment
      income (loss) ............                  0.03                   0.18
    Net gain (loss) on                         -------                 ------
      investments and
      foreign currency
      transactions (realized
      and unrealized)...........                 (7.99)                 1.40
                                               -------                 ------
    Total from investment
      operations ...............                 (7.96)                  1.58
                                               -------                 ------
  Less Distributions
    Dividends from net
      investment income ........                 (0.12)                 (0.06)
    Distributions from
      capital gains ............                 (0.17)                    --
    Return of capital ..........                 (0.87)                    --
                                               -------                 ------
    Total distributions ........                 (1.16)                 (0.06)
                                               -------                 ------
Net asset value,
  end of period ................               $ 10.48                 $19.60
                                               =======                 ======
Total return ...................                (42.86)%                 8.76%(c)
Ratio/Supplemental Data
  Net assets,
    end of period (000's) ......               $   636                 $    4
  Ratio of expenses to
    average net assets .........                  1.75%(a)               1.75%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets ......                  1.08%                  0.88%(b)
  Fund turnover rate ...........                   179%                   147%


(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Emerging Markets Institutional Class would have been 2.01%, 1.63%, 1.62%, 1.61% and 2.01% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Emerging Markets Advisor Class would have been 2.33% for the year ended August 31, 1998 and 1.88% for the period ended August 31, 1997.

(b)  Annualized

(c)  Not Annualized

(d)  Redemption fees not reflected in total return

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)



                                                         BEA U.S. Core Equity Fund
                              -------------------------------------------------------------------------------------
                                  For the               For the              For the          For the Period
                                Year Ended            Year Ended           Year Ended       September 1, 1994* to
                              August 31, 1998       August 31, 1997      August 31, 1996       August 31, 1995
                              ---------------       ---------------      ---------------    ---------------------
                               Institutional          Institutional       Institutional          Institutional
                              ---------------       ---------------      ---------------    ---------------------
Net asset value,
   beginning of period.......     $ 24.40                $ 19.05             $ 17.86                $ 15.00
                                  -------                -------             -------                -------
   Income from investment
     operations
     Net investment
       income (loss).........        0.01                   0.14                0.20                   0.22
     Net gain (loss) on
       investments and
       foreign currency
       transactions
       (realized
       and unrealized).......        0.88                   6.82                2.81                   2.72
                                  -------                -------             -------                -------
     Total from investment
       operations............        0.89                   6.96                3.01                   2.94
                                 --------                -------             -------                -------
   Less Distributions
     Dividends from net
       investment income.....       (0.13)                 (0.20)              (0.21)                 (0.08)
     Distributions from
       capital gains.........       (3.43)                 (1.41)              (1.61)                    --
                                 --------                -------             -------                -------
     Total distributions.....       (3.56)                 (1.61)              (1.82)                 (0.08)
                                 --------                -------             -------                -------
Net asset value,
   end of period.............     $ 21.73                $ 24.40             $ 19.05                $ 17.86
                                 ========                =======             =======                =======
Total return.................        3.18%                 38.32%              17.59%                 19.75%
Ratio/Supplemental Data
     Net assets,
       end of period
       (000's)...............     $63,514                $86,182             $59,015                $31,644
     Ratio of expenses to
       average net assets....        1.00%(a)               1.00%(a)            1.00%(a)               1.00%(a)
     Ratio of net investment
       income (loss) to
       average net assets....        0.23%                  0.67%               1.25%                  1.59%
     Fund turnover rate......         164%                    93%                127%                   123%




                                                  BEA Global
                                            Telecommunications Fund
                                   --------------------------------------------
                                      For the                For the Period
                                     Year Ended            December 4, 1996* to
                                   August 31, 1998           August 31, 1997
                                   ---------------         --------------------
                                       Advisor                   Advisor
                                   ---------------         --------------------
Net asset value,
   beginning of period.......         $17.30                    $15.00
                                      ------                    ------
   Income from investment
     operations
     Net investment income             (0.01)                     0.02
     Net gain (loss) on
       investments and
       foreign currency
       transactions
       (realized
       and unrealized).......           4.29                      2.28
                                      ------                    ------
     Total from investment
       operations............           4.28                      2.30
                                      ------                    ------
   Less Distributions
     Dividends from net
       investment income.....             --                        --
     Distributions from
       capital gains.........          (1.04)                       --
                                      ------                    ------
     Total distributions.....          (1.04)                       --
                                      ------                    ------
Net asset value,
   end of period.............         $20.54                    $17.30
                                      ======                    ======
Total return.................          25.38%                    15.33%(c)
Ratio/Supplemental Data
     Net assets,
       end of period
       (000's)...............         $  718                    $  569
     Ratio of expenses to
       average net assets....           1.65%(a)                  1.65%(a)(b)
     Ratio of net investment
       income (loss) to
       average net assets....          (0.03)%                    0.16%(b)
     Fund turnover rate......            169%                       43%(c)


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund would have been 1.18%, 1.18%, 1.34% for the years ended August 31, 1998, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995. Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Global Telecommunications Fund Advisor Class would have been 6.86% for the year ended August 31, 1998 and 8.38% annualized for the period ended August 31, 1997.

(b)  Annualized.

(c)  Not annualized.

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)


                                           BEA Select                   BEA
                                            Economic                 Long-Short
                                              Value                    Market
                                           Equity Fund              Neutral Fund                BEA U.S. Core Fixed Income Fund
                                        -----------------        -------------------       -----------------------------------------
                                         For the Period            For the Period               For the             For the
                                        August 3, 1998* to        August 3, 1998* to          Year Ended           Year Ended
                                         August 31, 1998           August 31, 1998          August 31, 1998     August 31, 1997
                                        ------------------       -------------------        ---------------     ---------------
                                          Institutional             Institutional            Institutional       Institutional
                                        ------------------       -------------------        ---------------     ---------------
Net asset value,
   beginning of period ................      $ 15.00                    $15.00                 $  15.65            $  15.06
                                             -------                    ------                 --------            --------
   Income from investment
     operations
     Net investment income ............         0.01                      0.05                     0.84                0.92
     Net gain (loss) on investments and
       foreign currency transactions
       (realized and unrealized) ......        (1.84)                     0.22                     0.33                0.76
                                             -------                    ------                 --------            --------
     Total from investment
       operations .....................        (1.83)                     0.27                     1.17                1.68
                                             -------                    ------                 --------            --------
   Less Dividends and
     Distributions
     Dividends from net
       investment income ..............           --                        --                    (0.87)              (0.97)
     Distributions from
       capital gains ..................           --                        --                    (0.23)              (0.12)
                                             -------                    ------                 --------            --------
     Total distributions ..............           --                        --                    (1.10)              (1.09)
                                             -------                    ------                 --------            --------
Net asset value,
   end of period ......................      $ 13.17                    $15.27                 $  15.72            $  15.65
                                             =======                    ======                 ========            ========
     Total return .....................       (12.20)%(a)(c)              1.80%(a)(c)              7.77%              11.53%
Ratio/Supplemental Data
     Net assets,
       end of period (000's) ..........      $22,659                    $6,302                 $393,533            $177,219
     Ratio of expenses to average net
       assets (including dividend
       expense) .......................           --                      4.32%                      --                  --
     Ratio of expenses to
       average net assets (excluding
       dividend expense) ..............         1.00%(a)(b)               2.00%(a)(b)              0.47%(a)            0.50%(a)
     Ratio of net investment
       income (loss) to average
       net assets .....................         0.92%                     1.96%                    5.87%               6.31%
     Fund turnover rate ...............           52%(c)                   130%                     372%                372%







                                                                           BEA U.S. Core Fixed Income Fund
                                                              -------------------------------------------------------

                                                                 For the           For the          For the Period
                                                                Year Ended       Year Ended        April 1, 1994* to
                                                              August 31, 1996  August 31, 1995      August 31, 1994
                                                              ---------------  ---------------     ------------------
                                                               Institutional    Institutional         Institutional
                                                              ---------------  ---------------     ------------------
Net asset value,
   beginning of period ................                          $  15.42          $ 14.77               $ 15.00
                                                                 --------          -------               -------
   Income from investment
     operations
     Net investment income ............                              0.95             0.88                  0.42
     Net gain (loss) on investments and
       foreign currency transactions
       (realized and unrealized) ......                             (0.16)            0.61                 (0.40)
                                                                 --------          -------               -------
     Total from investment
       operations .....................                              0.79             1.49                  0.02
                                                                 --------          -------               -------
   Less Dividends and
     Distributions
     Dividends from net
       investment income ..............                             (0.93)           (0.84)                (0.25)
     Distributions from
       capital gains ..................                             (0.22)              --                    --
                                                                 --------          -------               -------
     Total distributions ..............                             (1.15)           (0.84)                (0.25)
                                                                 --------          -------               -------
Net asset value,
   end of period ......................                          $  15.06          $ 15.42               $ 14.77
                                                                 ========          =======               =======
     Total return .....................                              5.23%           10.60%                 0.17%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) ..........                          $118,596          $99,250               $30,016
     Ratio of expenses to average net
       assets (including dividend
       expense) .......................                                --               --                    --
     Ratio of expenses to
       average net assets (excluding
       dividend expense) ..............                              0.50%(a)         0.50%(a)              0.50(a)(b)
     Ratio of net investment
       income (loss) to average
       net assets .....................                              6.43%            6.47%                 6.04%(b)
     Fund turnover rate ...............                               201%             304%                  186%(c)


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Select Economic Value Fund Institutional Class would have been 1.30% annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Long-Short Market Neutral Fund Institutional Class would have been 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund Institutional Class would have been .74%, .78%, .78% and .84% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.

(b)  Annualized.

(c)  Not annualized.

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                               of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)



                                                             BEA Strategic Global Fixed Income Fund
                                     --------------------------------------------------------------------------------------------
                                          For the           For the           For the           For the         For the Period
                                        Year Ended        Year Ended        Year Ended        Year Ended      June 28, 1994* to
                                      August 31, 1998   August 31, 1997   August 31, 1996   August 31, 1995    August 31, 1994
                                     ----------------   ---------------   ---------------   ---------------  --------------------
                                       Institutional     Institutional     Institutional     Institutional       Institutional
                                     ----------------   ---------------   ---------------   ---------------  --------------------
Net asset value,
   beginning of period ...............    $ 15.41          $ 15.75            $ 15.67           $ 15.00            $15.00
                                          -------          -------            -------           -------            ------
   Income from investment
     operations
     Net investment income ...........       0.87             0.85               0.87              1.06              0.15
     Net gain (loss) on investments
       and foreign currency
       transactions (realized and
       unrealized) ...................      (0.25)           (0.16)              0.58              0.49             (0.15)
                                          -------          -------            -------           -------            ------
Total from investment
       operations ....................       0.62             0.69               1.45              1.55                --
                                          -------          -------            -------           -------            ------
   Less Distributions
     Dividends from net
       investment income .............      (0.45)           (0.71)             (1.22)            (0.88)               --
     Distributions from
       capital gains .................      (0.48)           (0.32)             (0.15)               --                --
                                          -------          -------            -------           -------            ------
     Total distributions .............      (0.93)           (1.03)             (1.37)            (0.88)               --
                                          -------          -------            -------           -------            ------
Net asset value,
   end of period .....................    $ 15.10          $ 15.41            $ 15.75           $ 15.67            $15.00
                                          =======          =======            =======           =======            ======
Total return .........................       4.19%            4.48%              9.65%            10.72%             0.00%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) .........    $28,483          $44,285            $38,348           $19,565            $6,300
     Ratio of expenses to
       average net assets ............       0.75%(a)         0.75%(a)           0.75%(a)          0.75%(a)          0.75%(a)(b)
     Ratio of net investment
       income (loss)
       to average net assets .........       5.30%            5.31%              7.37%             7.26%             5.64%(b)
     Fund turnover rate ..............        283%              98%                87%               91%                0%(c)


(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Strategic Global Fixed Income Fund Institutional Class would have been 1.17%, 0.98%, 1.07% and 1.29% for the years ended August 31, 1998, 1997, 1996, and 1995, respectively and 1.92% annualized for the period ended August 31, 1994.

(b)  Annualized.

(c)  Not annualized.

 *   Commencement of operations.

                See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)



                                                                 BEA International Equity Fund
                                   ----------------------------------------------------------------------------------------
                                       For the           For the          For the            For the           For the
                                      Year Ended       Year Ended        Year Ended        Year Ended        Year Ended
                                   August 31, 1998   August 31, 1997  August 31, 1996    August 31, 1995   August 31, 1994
                                   ---------------   ---------------  ---------------    ---------------   ----------------
                                    Institutional     Institutional    Institutional      Institutional     Institutional
                                   ---------------   ---------------  ---------------    ---------------   ----------------

Net asset value,
  beginning of period ........       $ 17.08            $ 16.09           $ 15.72           $  15.94          $  16.94
                                     -------            -------           -------           --------          --------
  Income from investment
    operations
    Net investment income ....          1.43               1.37              1.47               1.42              1.20
    Net gain (loss) on
      investments and
      foreign currency
      transactions (realized
      and unrealized) ........         (0.49)              0.96              0.40              (0.30)            (0.77)
                                     -------            -------           -------           --------          --------
    Total from investment
      operations .............          0.94               2.33              1.87               1.12              0.43
                                     -------            -------           -------           --------          --------
  Less Distributions
    Dividends from net
      investment income ......         (1.42)             (1.34)            (1.50)             (1.34)            (1.43)
    Distributions from
      capital gains ..........            --                 --                --                 --                --
                                     -------            -------           -------           --------          --------
    Total distributions ......         (1.42)             (1.34)            (1.50)             (1.34)            (1.43)
                                     -------            -------           -------           --------          --------
Net asset value, end of
    period ...................       $ 16.60            $ 17.08           $ 16.09           $  15.72          $  15.94
                                     =======            =======           =======           ========          ========
Total return .................          5.48%             15.17%            12.42%              7.79%(d)          2.24%(d)
Ratio/Supplemental Data
    Net assets,
      end of period (000's)...       $94,044            $92,630           $75,849           $153,621          $143,517
    Ratio of expenses to
      average net assets .....          0.70%(a)           0.70%(a)          0.88%(a)           1.00%(a)          1.00%(a)
    Ratio of net investment
      income (loss)
      to average net assets ..          8.12%              8.44%             8.92%              9.37%             7.73%
    Fund turnover rate .......            60%                84%              143%                70%              121%





                                       ----------------------------------------
                                           For the          For the Period
                                          Year Ended      November 1, 1996* to
                                       August 31, 1998      August 31, 1997
                                       ---------------      -------------------
                                           Advisor                Advisor
                                       ---------------      -------------------

Net asset value,
  beginning of period ........            $17.08                $16.21

  Income from investment
    operations
    Net investment income ....              1.36                  0.93
    Net gains (losses) on
      investments and
      foreign currency
      transactions (realized
      and unrealized) ........             (0.45)                 0.87
                                          ------                ------
    Total from investment
      operations .............              0.91                  1.80
                                          ------                ------
  Less Distributions
    Dividends from net
      investment income ......             (1.37)                (0.93)
    Distributions from
      capital gains ..........                --                    --
                                          ------                ------
    Total distributions ......             (1.37)                (0.93)
                                          ------                ------
Net asset value, end of
    period ...................            $16.62                $17.08
                                          ======                ======
Total return .................              5.27%                11.49%(c)
Ratio/Supplemental Data
    Net assets,
      end of period (000's)...            $  570                $   86
    Ratio of expenses to
      average net assets .....              0.95%(a)              0.96%(a)(b)
    Ratio of net investment
      income (loss)
      to average net assets ..              7.96%                 8.13%(b)
    Fund turnover rate .......                60%                   84%(c)


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Institutional Class would have been 1.14%, 1.13%, 1.11% , 1.08%, 1.13% for the years ended August 31, 1998, 1997, 1996, 1995, 1994, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Advisor Class would have been 1.39% for the year ended August 31,1998 and 1.47% annualized for the period ended August 31, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                               of The RBB Fund, Inc.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)


                                                                         BEA Municipal Bond Fund
                                         ----------------------------------------------------------------------------------------
                                             For the          For the           For the          For the          For the Period
                                            Year Ended       Year Ended        Year Ended       Year Ended       June 20, 1994* to
                                         August 31, 1998   August 31, 1997   August 31, 1996  August 31, 1995     August 31, 1994
                                         ---------------   ---------------   ---------------  ---------------     ---------------
                                          Institutional     Institutional     Institutional    Institutional       Institutional
                                         ---------------   ---------------   ---------------  ---------------     ---------------
Net asset value,
   beginning of period ..................    $ 14.84          $ 14.65           $ 15.46           $ 15.06             $ 15.00
                                             -------          -------           -------           -------             -------
   Income from investment
     operations
     Net investment income ..............       0.70             0.72              0.73              0.71                0.09
     Net gain (loss) on investments
       and foreign currency
       transactions (realized and
       unrealized) ......................       0.40             0.65             (0.37)             0.50               (0.03)
                                             -------          -------           -------           -------             -------
    Total from investment
       operations .......................       1.10             1.37              0.36              1.21                0.06
                                             -------          -------           -------           -------             -------
   Less Distributions
     Dividends from net
       investment income ................      (0.71)           (0.72)            (0.74)            (0.76)             --
     Distributions from
       capital gains ....................      (0.11)           (0.46)            (0.43)            (0.05)             --
                                             -------          -------           -------           -------             -------
     Total distributions ................      (0.82)           (1.18)            (1.17)            (0.81)             --
                                             -------          -------           -------           -------             -------
Net asset value, end of period ..........    $ 15.12          $ 14.84           $ 14.65           $ 15.46             $ 15.06
                                             =======          =======           =======           =======             =======
Total return ............................       7.62%            9.74%             2.27%             8.42%               0.40%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) ............    $22,229          $19,810           $19,581           $48,978             $42,310
     Ratio of expenses to
       average net assets ...............       1.00%(a)         1.00%(a)          1.00%(a)          1.00%(a)            1.00%(a)(b)
     Ratio of net investment
       income (loss) to average
       net assets .......................       4.72%            4.88%             4.62%             4.76%               3.27%(b)
     Fund turnover rate .................         57%              43%               34%               25%                  9%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Municipal Bond Fund Institutional Class would have been 1.39%, 1.37%, 1.42% and 1.19% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.

(b)  Annualized.

(c)  Not annualized.

*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  The BEA Funds
                              of The RBB Fund, Inc.
                          Notes to Financial Statements


Note 1. Summary of Significant Accounting Policies

     The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has twenty-six investment Portfolios, ten of which are included in these financial statements.

     The Fund has authorized capital of thirty billion shares of common stock of which 16.27 billion are currently classified into ninety-seven classes. Each class represents an interest in one of twenty-six investment portfolios of RBB. The classes have been grouped into fifteen separate "families", nine of which have begun investment operations. The BEA Family represents interests in ten Funds which are covered by this report.

               A) SECURITY VALUATION -- Fund securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, Fund securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

               B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

               C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

               D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

               E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each Fund qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

               F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 1. Summary of Significant Accounting Policies (Continued)

     investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement to equal at least 102% of the repurchase price including accrued interest. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Listed below is the collateral associated with the repurchase agreement with Bear Stearns outstanding at August 31, 1998 for the BEA Long-Short Market Neutral Fund:

                                                                                    Market      Accrued         Total
     Security                                            Maturity       Par          Value      Interest        Value
     --------                                            --------     --------      -------     --------       -------
     Federal National Mortgage Association Strip PO      07/01/26     965,000       612,407       1,717        614,124

               H) FINANCIAL FUTURES TRANSACTIONS -- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Certain portfolios of the Fund may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

     As of August 31, 1998, U.S. Core Fixed Income Fund held the following futures contracts:


     Futures                                     Expiration        Contract            Contract          Unrealized
     Contracts                                      Date            Amount               Value            Gain/Loss
     ---------                                   ----------     --------------       --------------      -----------
     5-Year Treasury Notes Future                 12/21/98      $  16,239,313        $  16,365,688       $  126,375
     U.S. Treasury Notes Future                   12/21/98      $ (36,334,016)       $ (36,787,063)      $ (453,047)
     Treasury Bond Future                         12/21/98      $  22,679,780        $  22,981,344       $  301,564
     Japan 10-Year BondFuture                     09/09/98      $ (12,160,000)       $ (12,403,175)      $ (243,175)

     As of August 31, 1998, Strategic Global Fixed Income Fund held the following futures contracts:


     Futures                                     Expiration        Contract            Contract          Unrealized
     Contracts                                      Date            Amount               Value            Gain/Loss
     ---------                                   ----------     --------------       --------------      -----------
     U.S. Treasury Notes Future                   12/21/98       $(3,239,906)         $(3,280,375)        $(40.469)
     U.S. Treasury Notes Future                   12/21/98       $   375,914          $   380,906         $  4,992

               I) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments are considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 1. Summary of Significant Accounting Policies (Continued)

               J) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans (including right to draw on letter of credit) at August 31, 1998, is as follows

                                                  Markets Value of        Value of
     Fund                                         Securities Loaned  Collateral Recorded
     ------------------------------------------   -----------------  --------------------
     BEA International Equity Fund                  $84,245,397         $88,971,334
     BEA Emerging Markets Equity Fund                 3,141,896           3,331,400
     BEA U.S. Core Equity Fund                        9,319,263           9,567,600
     BEA Select Economic Equity Fund Value              463,125             475,000

               K) SHORT SALES -- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

               L) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 2. Transactions with Affiliates and Related Parties


     Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the ten Funds described herein.

     For its advisory services, BEA is entitled to receive the following fees, computed daily and payable quarterly on a Fund's average daily net assets:

                    Fund                                     Annual Rate
     ----------------------------------------      ---------------------------------
     BEA International Equity Fund                 0.80% of average daily net assets
     BEA Emerging Markets Equity Fund              1.00% of average daily net assets
     BEA U.S. Core Equity Fund                     0.75% of average daily net assets
     BEA Global Telecommunications Fund            1.00% of average daily net assets
     BEA Select Economic Value Equity Fund         0.75% of average daily net assets
     BEA Long-Short Market Neutral Fund            1.50% of average daily net assets
     BEA U.S. Core Fixed Income Fund               0.375% of average daily net assets
     BEA Strategic Global Fixed Income Fund        0.50% of average daily net assets
     BEA High Yield Fund                           0.70% of average daily net assets
     BEA Municipal Bond Fund                       0.70% of average daily net assets

     BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1998, advisory fees and waivers for each of the ten investment Funds were as follows:

                                                          Gross                                  Net
                                                      Advisory Fee           Waiver         Advisory Fee
                                                      ------------         ---------        ------------
     BEA International Equity Fund                     $4,971,749          $ (27,976)        $4,943,773
     BEA Emerging Markets Equity Fund                     609,034           (234,633)           374,401
     BEA U.S. Core Equity Fund                            739,710            (36,437)           703,273
     BEA Global Telecommunications Fund                     9,174             (9,174)                --
     BEA Select Economic Value Equity Fund                 14,867               (643)            14,224
     BEA Long-Short Market Neutral Fund                     7,419             (2,758)             4,661
     BEA U.S. Core Fixed Income Fund                      867,842           (288,699)           579,143
     BEA Strategic Global Fixed Income Fund               170,631            (89,310)            81,321
     BEA High Yield Fund                                  693,346           (271,277)           422,069
     BEA Municipal Bond Fund                              145,287            (51,669)            93,618

     BEA reimbursed the BEA Global Telecommunications Fund $37,067 for the year ended August 31, 1998.

     Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street Bank and Trust Company, serves as each Fund's transfer and dividend disbursing agent.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 2. Transactions with Affiliates and Related Parties (Continued)


     PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for each of the ten Funds. PFPC's administration fee is computed daily and payable quarterly at an annual rate of .125% of each Fund's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1998, administration fees for each of the ten investment Funds were as follows:

                                                           Gross                                  Net
                                                    Administration Fee        Waiver      Administration Fee
                                                    ------------------      ---------     ------------------
     BEA International Equity Fund                       $776,835           $ (7,213)          $769,622
     BEA Emerging Markets Equity Fund                      76,129                 --             76,129
     BEA U.S. Core Equity Fund                            123,285                 --            123,285
     BEA Global Telecommunications Fund                     1,147             (1,147)                --
     BEA Select Economic Value Equity Fund                  2,478             (2,478)                --
     BEA Long-Short Market Neutral Fund                       618               (618)                --
     BEA U.S. Core Fixed Income Fund                      235,924                 --            235,924
     BEA Strategic Global Fixed Income Fund                48,431             (5,494)            42,937
     BEA High Yield Fund                                  123,812            (24,762)            99,050
     BEA Municipal Bond Fund                               30,402                 --             30,402

     Provident Distributors, Inc. ("PDI") serves as administrative services agent. An administrative service fee is computed daily and payable quarterly at an annual rate of .15% of each Fund's average daily net assets.

     The administrative agent may at its discretion, voluntarily waive all or any portion of its administrative service fee for any of the Funds. For the year ended August 31, 1998, administrative service fees for each of the ten investment funds were as follows:

                                                  Gross Administrative                    Net Administrative
                                                       Service Fee            Waiver          Service Fee
                                                  --------------------     ----------     ------------------
     BEA International Equity Fund                       $932,203          $(497,175)          $435,028
     BEA Emerging Markets Equity Fund                      91,355            (73,084)            18,271
     BEA U.S. Core Equity Fund                            147,942           (138,079)             9,863
     BEA Global Telecommunications Fund                       459               (459)                --
     BEA Select Economic Value Equity Fund                  2,973             (2,775)               198
     BEA Long-Short Market Neutral Fund                       742               (594)               148
     BEA U.S. Core Fixed Income Fund                      347,137           (323,994)            23,143
     BEA Strategic Global Fixed Income Fund                51,189            (47,777)             3,412
     BEA High Yield Fund                                  148,574           (138,669)             9,905
     BEA Municipal Bond Fund                               31,133            (29,057)             2,076

     The BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA Global Telecommunications Fund, and the BEA High Yield Fund had each entered into Distribution Agreements with Counsellors Securities, Inc. ("Counsellors Securities") pursuant to their Distribution Plans under Rule 12b-1 of the 1940 Act. In consideration of services, the Distribution agreement provides that the Funds will each pay the distributor a fee calculated to an annual rate of 0.25% of the average daily net assets of the Advisor Shares of the Funds.

     Expenses include legal fees paid to counsel to the Company, a partner of which is secretary of the Company.

     Expenses include Administrative and 12b-1 fees paid to Counsellors, whose secretary is also a director of the Company.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 3. Purchases and Sales of Securities

     For the year ended August 31, 1998, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                 Investment Securities          U.S. Government Obligations    Short Securities
                                              -----------------------------    -----------------------------   ----------------
                                                Purchases          Sales         Purchases         Sales             Sales
                                              ------------     ------------    -------------    ------------   ----------------
     BEA International Equity Fund            $832,050,010     $872,931,809            $  --           $  --      $       --
     BEA Emerging Markets Equity Fund           99,922,836      129,951,583               --              --              --
     BEA U.S. Core Equity Fund                 151,566,833      188,161,919               --              --              --
     BEA Global Telecommunications Fund          1,339,708        1,418,962               --              --              --
     BEA Select Economic Equity Fund            36,493,041       11,416,525               --              --              --
     BEA Long-Short Market Neutral Fund          6,985,683          734,861               --              --       6,360,722
     BEA U.S. Core Fixed Income Fund           241,703,217      160,761,216    1,179,740,152     910,268,176              --
     BEA Strategic Global Fixed Income Fund     38,651,846       36,581,131       68,102,884      79,533,855              --
     BEA High Yield Fund                        71,838,211       68,120,582               --              --              --
     BEA Municipal Bond Fund                     6,969,526        6,453,747        4,499,548       5,116,564              --


Note 4. Capital Shares

     Transactions in capital shares for each period were as follows:


                                                                            BEA International Equity Fund
                          --------------------------------------------------------------------------------------------------
                               For the Year Ended               For the Year Ended               For the Year Ended
                                 August 31, 1998                  August 31, 1997                  August 31, 1998
                          -----------------------------    ------------------------------   -------------------------------
                                  Institutional                    Institutional                        Advisor
                          -----------------------------    ------------------------------   -------------------------------
                              Shares           Value          Shares            Value           Shares            Value
                          ------------    -------------    -------------    -------------   --------------    -------------
Shares sold                  4,245,007    $ 102,490,297        2,106,657    $  43,959,322          211,487    $   4,990,229
Shares issued in
   reinvestment of
   dividends                 3,354,933       68,910,317          407,411        8,213,395            8,163          167,087
Shares repurchased          (5,715,329)    (125,473,547)     (12,069,824)    (255,570,149)        (154,474)      (3,642,448)
                          ------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)      1,884,611    $  45,927,067       (9,555,756)   $(203,397,432)          65,176    $   1,514,868
                          ============    =============    =============    =============    =============    =============
BEA Shares Authorized      500,000,000                       500,000,000                       100,000,000
                          ============                     =============                     =============


                          ---------------------------------
                           For the Period November 1, 1996*
                               Through August 31, 1997
                           --------------------------------
                                       Advisor
                            ------------------------------
                                Shares           Value
                            -------------    -------------
Shares sold                         7,020    $     142,126
Shares issued in
   reinvestment of
   dividends                            2               33
Shares repurchased                   (375)          (7,544)
                            -------------    -------------
Net increase (decrease)             6,647    $     134,615
                            =============    =============
BEA Shares Authorized         100,000,000
                            =============






                                                                              BEA Emerging Markets Equity Fund
                          --------------------------------------------------------------------------------------------------
                               For the Year Ended               For the Year Ended               For the Year Ended
                                 August 31, 1998                  August 31, 1997                  August 31, 1998
                          -----------------------------    ------------------------------   -------------------------------
                                  Institutional                    Institutional                        Advisor
                          -----------------------------    ------------------------------   -------------------------------
                              Shares           Value          Shares            Value           Shares            Value
                          ------------    -------------    -------------    -------------   --------------    -------------
Shares sold                     102,528    $   1,830,455          300,734    $   6,118,794           93,287    $   1,457,394
Shares issued in
   reinvestment of
   dividends                    245,801        4,154,034           11,536          216,755               46              775
Shares repurchased           (2,256,500)     (35,760,759)      (2,385,604)     (45,726,259)         (32,820)        (571,277)
                          -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)      (1,908,171)   $ (29,776,270)      (2,073,334)   $ (39,370,710)          60,513    $     886,892
                          =============    =============    =============    =============    =============    =============
BEA Shares Authorized       500,000,000                       500,000,000                       100,000,000
                          =============                     =============                     =============



                          ---------------------------------
                           For the Period November 1, 1996*
                               Through August 31, 1997
                           --------------------------------
                                       Advisor
                            ------------------------------
                                Shares           Value
                            -------------    -------------
Shares sold                           580    $       6,252
Shares issued in
   reinvestment of
   dividends                           --                9
Shares repurchased                   (397)          (2,825)
                            -------------    -------------
Net increase (decrease)               183    $       3,436
                            =============    =============
BEA Shares Authorized         100,000,000
                            =============

*Commencement of operations.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 4. Capital Shares (Continued)


                                          BEA U.S. Core Equity Fund                                  BEA Global
                          ---------------------------------------------------------------   -------------------------------
                               For the Year Ended               For the Year Ended               For the Year Ended
                                 August 31, 1998                  August 31, 1997                  August 31, 1998
                          -----------------------------    ------------------------------   -------------------------------
                                  Institutional                    Institutional                        Advisor
                          -----------------------------    ------------------------------   -------------------------------
                              Shares           Value          Shares            Value           Shares            Value
                          ------------    -------------    -------------    -------------   --------------    -------------
Shares sold                   682,212    $  16,949,211          629,948    $  13,787,908           18,229    $     414,135
Shares issued in
   reinvestment of
   dividends                  568,713       12,778,985          247,726        4,994,154            2,037           37,921
Shares repurchased         (1,859,405)     (46,573,171)        (443,835)     (10,065,462)         (18,228)        (407,258)
                        -------------    -------------    -------------    -------------    -------------    -------------
Net increase
  (decrease)                 (608,480)   $ (16,844,975)         433,839    $   8,716,600            2,038    $      44,798
                        =============    =============    =============    =============    =============    =============
BEA Shares Authorized      50,000,000                        50,000,000                       100,000,000
                        =============                     =============                     =============



                          Telecommunications Fund
                          ---------------------------------
                           For the Period December 4, 1996*
                               Through August 31, 1997
                           --------------------------------
                                       Advisor
                            ------------------------------
                                Shares           Value
                            -------------    -------------
Shares sold                        35,439    $     550,788
Shares issued in
   reinvestment of
   dividends                           --              --
Shares repurchased                 (2,513)        (42,249)
                            -------------    -------------
Net increase (decrease)            32,926    $     508,539
                            =============    =============
BEA Shares Authorized         100,000,000
                            =============




                                        BEA Select Economic
                                         Value Equity Fund             BEA Long-Short Market Neutral Fund
                                  -----------------------------------------------------------------------
                                   For the Period August 3, 1998*         For the Period August 3, 1998*
                                       Through August 31, 1998                 Through August 31, 1998
                                  -------------------------------         -------------------------------
                                           Institutional                            Institutional
                                  -------------------------------         -------------------------------
                                     Shares              Value              Shares               Value
                                  -----------         -----------         -----------         -----------
Shares sold                         1,721,030         $25,813,705             412,744         $ 6,191,423
Shares issued in
   reinvestment of
   dividends                               --                  --                  --                  --
Shares repurchased                         --                  --                  --                  --
                                  -----------         -----------         -----------         -----------
Net increase (decrease)             1,721,030         $25,813,705             412,744         $ 6,191,423
                                  ===========         ===========         ===========         ===========
BEA Shares Authorized              50,000,000                              50,000,000
                                  ===========                             ===========




                                                BEA U.S. Core Fixed Income Fund                             BEA Strategic Global
                               ----------------------------------------------------------------   -------------------------------
                                     For the Year Ended               For the Year Ended                For the Year Ended
                                       August 31, 1998                  August 31, 1997                   August 31, 1998
                               ------------------------------    ------------------------------   -------------------------------
                                        Institutional                    Institutional                        Advisor
                               ------------------------------    ------------------------------   -------------------------------
                                   Shares           Value           Shares            Value           Shares            Value
                               -------------    -------------    -------------    -------------   --------------    -------------
Shares sold                       15,080,236    $ 237,240,219        3,766,118    $  57,492,720          227,215    $   3,505,185
Shares issued in
   reinvestment of
   dividends                         906,263       14,074,352          635,289        9,648,554          147,509        2,200,318
Shares repurchased                (2,268,321)     (35,611,876)        (953,578)     (14,608,596)      (1,361,892)     (20,772,949)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)           13,718,178    $ 215,702,695        3,447,829    $  53,032,678         (987,168)   $ (15,067,446)
                               =============    =============    =============    =============    =============    =============
BEA Shares Authorized             50,000,000                        50,000,000                        50,000,000
                               =============                     =============                     =============


                            Fixed Income Fund
                            ------------------------------
                                 For the Year Ended
                                   August 31, 1997
                            ------------------------------
                                    Institutional
                            ------------------------------
                                Shares           Value
                            -------------    -------------
Shares sold                       583,542    $   9,015,150
Shares issued in
   reinvestment of
   dividends                      155,630        2,420,275
Shares repurchased               (300,343)      (4,677,567)
                            -------------    -------------
Net increase (decrease)           438,829    $   6,757,858
                            =============    =============
BEA Shares Authorized          50,000,000
                            =============


*Commencement of operations.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 4. Capital Shares (Continued)




                                                                                  BEA High Yield Fund
                          ---------------------------------------------------------------------------------------------------
                                For the Year Ended                For the Year Ended                 For the Year Ended
                                  August 31, 1998                   August 31, 1997                    August 31, 1998
                          ------------------------------    ------------------------------     -------------------------------
                                   Institutional                     Institutional                         Advisor
                          ------------------------------    ------------------------------     -------------------------------
                              Shares           Value            Shares           Value            Shares             Value
                          -------------    -------------    -------------    -------------     -------------     -------------
Shares sold                   2,248,712    $  38,970,312        1,921,993    $  31,537,039           266,018     $   4,697,209
Shares issued in
   reinvestment of
   dividends                    416,842        7,175,130          425,311        6,905,890             9,315           162,504
Shares repurchased           (2,423,467)     (41,922,050)      (1,638,080)     (27,112,004)         (246,118)       (4,271,516)
                          -------------    -------------    -------------    -------------     -------------     -------------
Net increase (decrease)         242,087    $   4,223,392          709,224    $  11,330,925            29,215     $     588,197
                          =============    =============    =============    =============     =============     =============
BEA Shares Authorized       500,000,000                       500,000,000                        100,000,000
                          =============                     =============                      =============



                            --------------------------------
                            For the Period November 1, 1996*
                                Through August 31, 1997
                            --------------------------------
                                        Advisor
                            --------------------------------
                                Shares            Value
                            -------------     -------------
Shares sold                         5,206    $      85,650
Shares issued in
   reinvestment of
   dividends                            9              148
Shares repurchased                   (158)          (2,569)
                            -------------    -------------
Net increase (decrease)             5,057    $      83,229
                            =============    =============
BEA Shares Authorized         100,000,000
                            =============




                                                  BEA Municipal Bond Fund
                            ------------------------------------------------------------------
                                  For the Year Ended                  For the Year Ended
                                   August 31, 1998                      August 31, 1997
                            ------------------------------      ------------------------------
                                    Institutional                        Institutional
                            ------------------------------      ------------------------------
                                Shares            Value            Shares            Value
                            -------------     ------------      -------------     ------------
Shares sold                      217,663      $  3,269,230             7,719      $    111,603
Shares issued in
   reinvestment of
   dividends                      70,888         1,064,203           101,853         1,488,998
Shares repurchased              (153,265)       (2,304,613)         (111,453)       (1,647,099)
                            ------------      ------------      ------------      ------------
Net increase (decrease)          135,286      $  2,028,820            (1,881)     $    (46,498)
                            ============      ============      ============      ============
BEA Shares Authorized         50,000,000                          50,000,000
                            ============                        ============

*Commencement of operations.

     On August 31, 1998, two shareholders held approximately 12% of the outstanding shares of the BEA International Equity Institutional Class, three shareholders held approximately 94% of the BEA International Advisor Class, four shareholders held approximately 90% of the outstanding shares of the BEA Emerging Markets Equity Institutional Class, seven shareholders held approximately 84% of the outstanding shares of the BEA U.S. Core Equity Institutional Class, one shareholder held approximately 98% of the BEA Emerging Markets Advisor Class, two shareholders held approximately 98% of the outstanding shares of the BEA Select Economic Value Equity Fund, one shareholder held approximately 96% of the outstanding shares of the BEA Long-Short Market Neutral Fund, four shareholders held approximately 64% of the outstanding shares of the BEA Global Telecommunications Advisor Class, four shareholders held approximately 76% of the outstanding shares of the BEA U.S. Core Fixed Income Institutional Class, three shareholders held approximately 96% of the outstanding shares of the BEA Strategic Global Fixed Income Institutional Class, five shareholders held approximately 56% of the outstanding shares of the BEA High Yield Institutional Class, two shareholders held approximately 98% of the BEA High Yield Advisor Class and four shareholders held approximately 63% of the outstanding shares of the BEA Municipal Bond Institutional Class.

                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Continued)


Note 5. Restricted Securities

     Certain of the BEA International Equity Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of August 31, 1998, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                                 Number of      Acquisition     08/31/98     Percentage of     Security       Value Per
                                  Shares           Date        Fair Value     Net Assets         Cost           Unit
                                 ---------      ------------   ----------    -------------    ----------      ---------
Sodigas Pampeana                  558,962          1/14/93     $  844,809        0.1%         $  566,038        $1.511
Sodigas del Sur                   403,923          1/14/93        745,416        0.1%            384,038         1.845
Geotek Communications, Inc.           600          5/26/95             --        0.0%          6,000,000         0.000
                                                               ----------                     ----------
                                                               $1,590,225                     $6,950,076
                                                               ==========                     ==========


Note 6. Forward Foreign Currency Contracts

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. The fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's Fund Securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended August 31, 1998, the BEA Strategic Global Fixed Income Fund and the BEA U.S. Core Fixed Income Fund entered into forward foreign currency contracts.

     The BEA Strategic Global Fixed Income Fund's open Forward Foreign Currency Contracts at August 31, 1998 were as follows:

                                             Foreign                                             Unrealized
  Forward Currency       Expiration         Currency           Contract         Contract       Foreign Exchange
       Contract             Date           To Be Sold           Amount            Value          Gain/(Loss)
--------------------     ----------       -------------      -----------       -----------     ----------------
German Deutschemarks      09/11/98              895,990      $   500,000       $   509,056       $    (9,056)
Great Britain Pounds      09/11/98              306,410          500,000           513,087           (13,087)
Italian Lira              09/11/98        1,002,974,222          566,331           576,225            (9,894)
Japanese Yen              09/11/98          275,580,000        1,961,423         1,956,598             4,825
                                                             -----------       -----------       -----------
                                                             $ 3,527,754        $3,554,966       $   (27,212)
                                                             ===========       ===========       ===========
                                       89


                                 The BEA Funds
                              of The RBB Fund, Inc.
                    Notes to Financial Statements (Concluded)


Note 6. Forward Foreign Currency Contracts (Continued)


                                                       Foreign                                           Unrealized
          Forward Currency          Expiration         Currency        Contract        Contract       Foreign Exchange
             Contract                  Date        To Be Purchased      Amount           Value           Gain/(Loss)
     -----------------------        ----------     ---------------    ----------      ----------      ---------------
     Australian Dollars              09/11/98           844,380       $  500,000      $  483,188         $ (16,812)
     Australian Dollars              09/11/98           490,396          300,000         280,624           (19,376)
     Canadian Dollars                09/11/98         1,061,764          728,723         677,279           (51,444)
     German Deutschemarks            09/11/98           443,888          250,000         252,195             2,195
     German Deutschemarks            09/11/98           447,712          249,958         254,367             4,409
     German Deutschemarks            09/11/98         4,070,413        2,370,900       2,369,418            (1,482)
     German Deutschemarks            09/11/98           888,000          500,000         504,517             4,517
     German Deutschemarks            09/11/98         1,781,740        1,000,000       1,012,295            12,295
     Japanese Yen                    09/11/98       108,800,000          800,000         772,472           (27,528)
     Japanese Yen                    09/11/98        68,480,000          500,000         486,203           (13,797)
     Japanese Yen                    09/11/98       281,367,137        2,046,604       1,997,686           (48,918)
     Swedish Krona                   09/11/98         4,939,860          623,012         611,755           (11,257)
                                                                      ----------      ----------         ---------
                                                                      $9,869,197      $9,701,999         $(167,198)
                                                                      ==========      ==========         =========

     The BEA U.S. Core Fixed Income Fund's open Forward Foreign Currency Contracts at August 31, 1998 were as follows:


                                                      Foreign                                             Unrealized
          Forward Currency          Expiration        Currency          Contract        Contract       Foreign Exchange
             Contract                  Date          To Be Sold          Amount           Value           Gain/(Loss)
     -----------------------        ----------       ----------         --------        --------       ----------------
     Great British Pounds             09/17/98        3,708,378         $6,037,240      $6,209,716      $(172,476)

Note 7. Capital Loss Carryover

     At August 31, 1998, Capital loss carryovers were available to offset future realized gains as follows: $9,398,340 in the Emerging Markets Equity Fund which expires in 2004, $23,637 in the Select Economic Value Equity Fund which expires in 2006, $95,077 in Long-Short Market Neutral Fund which expires in 2006 and $15,376,507 in the BEA High Yield Fund of which $7,035,737 expires in 2000, $4,986,021 expires in 2003, and $3,354,749 expires in 2005.


Note 8. Reorganization

     On July 29,1998, the Board of Directors of the RBB Fund, Inc., on behalf of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA U.S. Core Equity Fund, BEA U.S. Core Fixed Income Fund, BEA Strategic Global Fixed Income Fund, BEA High Yield Fund, BEA Municipal Bond Fund, BEA Global Telecommunications Fund, BEA Long-Short Market Neutral Fund, BEA Long-Short Equity Fund, and BEA Select Economic Value Equity Fund (each, an "Existing Fund") approved proposed reorganizations (each, a "Reorganization") pursuant to which the assets of each Existing Fund would be acquired by a new fund (each, a "New Fund") organized to accomplish the applicable Reorganization.

     Upon completion of each Reorganization, each shareholder of an Existing Fund would become a shareholder of the corresponding New Fund and receive shares of the same class of the New Fund with a value equal to the value of the shareholder's investment in the Existing Fund. Each proposed Reorganization is subject to the fulfillment of certain conditions, including the approval of shareholders of such Existing Fund. Proxy materials describing the proposed reorganizations were mailed to shareholders of each Existing Fund in anticipation of a special meeting of shareholders which is scheduled for October 16, 1998. If approved by shareholders, each Reorganization will occur as soon thereafter as practicable. Completion of the Reorganizations is expected to occur on or about October 23, 1998.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The RBB Fund,Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA U.S.Core Equity Fund, BEA Strategic Global Fixed Income Fund, BEA Global Telecommunications Fund, and BEA Long-Short Market Neutral Fund of The RBB Fund,Inc.(the "Fund") and the accompanying statements of net assets of the BEA High Yield Fund, BEA Select Economic Value Equity Fund, BEA U.S. Core Fixed Income Fund and BEA Municipal Bond Fund of The RBB Fund,Inc., and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA U.S. Core Equity Fund, BEA Strategic Global Fixed Income Fund, BEA Global Telecommunications Fund, BEA High Yield Fund, BEA Select Economic Value Equity Fund, BEA Long-Short Market Neutral Fund, BEA U.S. Core Fixed Income Fund and BEA Municipal Bond Fund of The RBB Fund,Inc. at August 31, 1998, the results of their operations for the year (or period) then ended, changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
2400 ElevenPennCenter
Philadelphia, Pennsylvania
October 22, 1998

                             Tax Information Letters

Important Tax Information for Shareholders of BEA Emerging Markets Equity Fund (Unaudited)

     During the fiscal year ended August 31, 1998, the Emerging Markets Equity Fund - Institutional Class distributed $800,456 of foreign source income on which the Fund paid foreign taxes of $152,238. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

     During the fiscal year ended August 31, 1998, the Emerging Markets Equity Fund - Advisor Class distributed $93 of foreign source on which the Fund paid foreign taxes of $27. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

Important Tax Information for Corporate Shareholders of BEA
U.S. Core Equity Fund (Unaudited)

     Corporate shareholders should note that for the fiscal year ended August 31, 1998, 23.7% of the Fund's investment income (i.e., net investment income plus short-term capital gains) qualifies for the intercorporate dividends received deduction.

Important Tax Information for Shareholders of BEA Municipal Bond Fund
(Unaudited)

    In the twelve months ended August 31, 1998 (the end of the fiscal year), 79% of the dividends paid by the Fund were exempt-interest dividends for the purposes of federal income taxes and free from such taxes. In addition, none of such dividends was attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

     In January 1999, you will be furnished with a schedule showing the yearly percentage breakdown by State or U.S. possession of the source of interest earned by the Fund in 1998. It is suggested that you consult your tax adviser concerning the applicability of State and local taxes to dividends paid by the Fund during the year.

Important Tax Information for Shareholders (Unaudited)

     During the year ended August 31, 1998, the BEA Funds declared the following dividends from realized capital gains:

                                                                             Short-term          Mid-term          Long-term
                                                                            capital gain       capital gain       capital gain
                                                                              per share          per share          per share
                                                                            ------------       ------------       ------------
         BEA International Equity Fund                                             --              $2.29              $0.64
         BEA Emerging Markets Equity Fund                                          --                 --               1.04
         BEA U.S. Core Equity Fund                                              $1.01               1.27               1.15
         BEA Global Telecommunications Fund                                      1.04                 --                 --
         BEA U.S. Core Fixed Income Fund                                         0.17               0.04               0.02
         BEA Strategic Global Fixed Income Fund                                  0.28               0.14               0.07
         BEA Municipal Bond Fund                                                 0.09               0.01               0.01